                               SEMIANNUAL REPORT

                                 JUNE 30, 1995






                                   THE STRONG

                                  GROWTH FUNDS






                            [PICTURE OF MAN & WOMAN]






                          THE STRONG OPPORTUNITY FUND

                             THE STRONG GROWTH FUND

                          THE STRONG COMMON STOCK FUND

                           THE STRONG DISCOVERY FUND

                      THE STRONG INTERNATIONAL STOCK FUND

                          THE STRONG ASIA PACIFIC FUND



                              [STRONG FUNDS LOGO]

                           EIGHT BASIC PRINCIPLES FOR

                        SUCCESSFUL MUTUAL FUND INVESTING


These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

1. Have a plan. Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. Diversify your portfolio. By investing in different asset classes--stocks, bonds, and cash--you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. Invest regularly. Investing is a process, not a one-time event. Make a habit of investing. And make it easy for yourself with an "automatic investment plan." This popular strategy not only helps you manage investment risk, it also ensures you "pay yourself first" on a regular basis.

5. Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret--and of principal loss.

6. Consider stocks to help achieve major long-term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account--not your long-term investment assets.

8. Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

                               TABLE OF CONTENTS

INVESTMENT REVIEWS

         The Strong Opportunity Fund  . . . . . . . . . . . . . . . .  2
         The Strong Growth Fund . . . . . . . . . . . . . . . . . . .  4
         The Strong Common Stock Fund*  . . . . . . . . . . . . . . .  6
         The Strong Discovery Fund  . . . . . . . . . . . . . . . . .  8
         The Strong International Stock Fund  . . . . . . . . . . . . 10
         The Strong Asia Pacific Fund . . . . . . . . . . . . . . . . 12


FINANCIAL INFORMATION

         Schedules of Investments in Securities
                 The Strong Opportunity Fund  . . . . . . . . . . . . 14
                 The Strong Growth Fund . . . . . . . . . . . . . . . 16
                 The Strong Common Stock Fund*  . . . . . . . . . . . 19
                 The Strong Discovery Fund  . . . . . . . . . . . . . 21
                 The Strong International Stock Fund  . . . . . . . . 24
                 The Strong Asia Pacific Fund . . . . . . . . . . . . 29
         Statements of Operations . . . . . . . . . . . . . . . . . . 34
         Statements of Assets and Liabilities . . . . . . . . . . . . 35
         Statements of Changes in Net Assets  . . . . . . . . . . . . 36
         Notes to Financial Statements  . . . . . . . . . . . . . . . 38



FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . 46



                *This Fund is currently closed to new investors.

The Strong Opportunity Fund

In pursuit of capital growth, the Strong Opportunity Fund invests at least 70% of its total assets in equity securities. It currently emphasizes medium-sized companies that the Fund's advisor believes are under-researched and attractively valued.

                    STOCK PRICES RALLY IN FIRST HALF OF 1995

The first six months of 1995 brought good news for investors in U.S. stocks despite the dollar's slide versus several global currencies and Mexico's devaluation of the peso. Continued healthy corporate earnings and the explosive rally in long bonds helped catapult stocks to record highs. Ironically, the dollar's weakness - and the turmoil in emerging markets that followed the peso's devaluation - led to a shift in global capital flows back to the U.S. Investors in the U.S. market particularly favored traditional large-cap growth stocks. As a result, while mid-cap stocks - as measured by the S&P MidCap 400 - did well (up 17.62%), they tended to slightly lag the stocks of big companies, as reflected by the S&P 500's 20.21% gain for the first six months of 1995.*

For the six month period ended June 30, 1995, the Fund's total return was 14.40%.

                          A STRATEGY EMPHASIZING VALUE

Throughout the first half of 1995, we continued to stringently evaluate existing and prospective holdings according to our analysis of their "private value," which is a fancy term for a simple concept...basically, it means evaluating companies as if we were a private buyer. We seek to determine how much we would be willing to pay to own the entire company. This gives us a disciplined way to view the company's value and helps us impartially evaluate potential winners and losers.

If we get an accurate private value, we generally have a good idea of where the stock is going to trade for the year. We've discovered that most stocks usually do not trade below 50% of private value, nor do they trade above the 80%

Growth of an assumed $10,000 investment
from 12/31/85 to 6/30/95

The Strong Opportunity Fund
12/85                  10000
12/86                  15990
12/87                  17894
12/88                  20841
12/89                  24694
12/90                  21903
12/91                  28845
12/92                  33851
12/93                  41022
12/94                  42325
6/95                   48419

S&P MidCap 400 Stock Index
12/85                  10000
12/86                  11621
12/87                  11383
12/88                  13761
12/89                  18649
12/90                  17693
12/91                  26556
12/92                  29720
12/93                  33866
12/94                  32652
6/95                   38405

S&P 500 Stock Index
12/85                  10000
12/86                  11866
12/87                  12490
12/88                  14564
12/89                  19179
12/90                  18583
12/91                  24245
12/92                  26091
12/93                  28721
12/94                  29101
6/95                   34983

Average annual total returns
through 6/30/95
Since inception        18.06%
on 12/31/85
5-year                 14.56%
3-year                 18.98%
1-year                 17.71%



This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500") and the Standard & Poor's 400 MidCap Index ("S&P 400"). Results include the reinvestment of all dividends and capital gains distributions. The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The S&P 400 is an unmanaged index generally representative of the market for the stocks of mid-sized U.S. companies. Source for the index data is Micropal. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

* Source of the index data: Micropal
mark. Clearly, when we have a good idea of a company's trading range, we have a tremendous advantage in determining the most appropriate time to buy or sell.

This analysis helped us identify several key additions to the portfolio, such as Gaylord Entertainment (up 15.91% so far this year), and Toys 'R' Us (up 11.43%). Stocks sold because we believed they had become fully valued included Circus Circus and Eli Lilly.


                                ASSET ALLOCATION
                                (as of 6/30/95)

                                  [PIE CHART]

                         Short-Term Investments 11.4%
                       Convertible Corporate Bonds 0.7%
           Common and Preferred Stocks including Convertibles 87.9%

This allocation is presented as a percentage of net assets, and does not reflect any options or futures positions held by the Fund. Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


                                (as of 6/30/95)

                                                                  % of Net
Company                               Description                  Assets
--------------------------------------------------------------------------
Toys 'R' Us, Inc.                     Retail - Discount             1.4%
--------------------------------------------------------------------------
Cox Communications,                   Media - Radio/TV              1.4%
Inc. Class A
--------------------------------------------------------------------------
Arrow Electronics, Inc.               Electronics - Part Dist.      1.4%
--------------------------------------------------------------------------
American Greetings                    Consumer - Misc.              1.4%
Corporation
--------------------------------------------------------------------------
Capital Cities/ABC, Inc.              Media - Radio/TV              1.4%
--------------------------------------------------------------------------

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

In the Fund's 1994 Annual Report, we stated, "should the Federal Reserve's repeated rate hikes successfully curtail inflation without drastically slowing economic growth, the market might then focus on the improving earnings picture, especially for growth companies."

This appeared to be exactly what happened in early 1995. Weaker-than-expected economic figures indicated a slowing economy and fueled a powerful long-bond rally. While large-cap stocks felt the positive effects first, we believe the focus may now shift to mid-cap stocks. Mid-caps were laggards through most of the 1980s, and are currently attractive based on their relative value and their expected growth rates. The increased valuations of large-cap issues, given the 1995 rally, simply make the argument for mid-cap stocks even more compelling.

Therefore, we believe the stage may be set for a longer-term cycle during which mid-cap stocks should outperform large-cap issues. Currently, the market remains vulnerable if the economy slips into a recession. However, because many American companies presently possess fairly healthy balance sheets, and given the Federal Reserve's growing bias toward easing credit, we believe any downturn would be relatively minor in comparison to the recessions of the early 1980s.

Long term, we believe the market holds opportunity for investors with the discipline to demand value as well as strong growth.

Thank you for your continued confidence,


/s/ Richard T. Weiss
Richard T. Weiss
Portfolio Manager


/s/ Marina T. Carlson
Marina T. Carlson
Portfolio Manager

[PHOTO of Richard T. Weiss
and Marina T. Carlson]

The Strong Growth Fund

The Strong Growth Fund seeks capital growth. The Fund invests primarily in equity securities that the Fund's advisor believes have above-average growth prospects.

                     STOCKS TAKE OFF IN FIRST HALF OF 1995

After languishing in a trading range for more than 12 months, the stock market rallied strongly in the first half of 1995, posting a total return greater than in the previous two years combined. Large-capitalization stocks, as measured by the S&P 500, led the rally with a 20.21% total return for the period.*

The Strong Growth Fund kept pace with the rally, providing a total return of 19.29% for the first six months of 1995. This helped the Fund maintain a commanding lead over the market since its inception.

                            CUMULATIVE TOTAL RETURN
                          SINCE INCEPTION (12/31/93)

               Strong Growth Fund                         39.89%
               -------------------------------------------------
               S & P 500*                                 21.80%
               -------------------------------------------------


                          GROWTH STOCKS LED THE MARKET

The stock market rally was fueled primarily by two factors: falling long-term interest rates and solid earnings reports. Both factors are very favorable for growth stocks. Unlike cyclical stocks, which rely more heavily on a thriving economy to generate increased earnings, growth stocks can typically grow earnings with less dependence on the state of the economy. Throughout the first half of 1995, investors were treated to a stream of data indicating a rapid economic slowdown. As a result, growth stocks grew in favor, particularly those in the technology sector that reported strong earnings.

                         IDENTIFYING GROWTH OPPORTUNITY

In keeping with our management style, we emphasized companies that we believe can grow earnings at an above-average pace. Our purchases in 1995 reflected both our near-term expectation for lower interest rates and our longer-term investment themes.

Among the interest rate-sensitive sectors we targeted were specialty retailers, which tend to benefit from falling rates through increased consumer spending and cheaper borrowing. Our current favorites in this area include Just For Feet and Kohl's Corporation. We added to our position in MGIC, a mortgage insurer that is also poised to benefit from lower rates.

Our other purchases generally followed our longer-term themes.

- Technology, particularly telecommunications software companies such as Tellabs, ADC Telecommunications, Nokia (a Finland-based maker of cellular phones and telecommunications equipment), Baan Co. N.V., and SAP AG, the latter two being leaders in client-server software markets.

- Businesses benefiting from industry consolidation and the drive for increased productivity, such as Danka Business Systems, Corporate Express, and U.S. Delivery Systems, a company specializing in same-day package delivery, an area previously the province of numerous, tiny vendors.

- Companies that dominate their market niche, like Charles Schwab, Boston Chicken, and Starbucks Corporation, whose aggressive expansion and new products we believe give the company a shot at McDonald's-like success.

                               ASSET ALLOCATION
                                (as of 6/30/95)

                                  [PIE CHART]

                       Convertible Corporate Bonds 0.4%
                          Short-Term Investments 1.6%
                             Common Stocks 98.0%


The Fund's allocation is presented as a percentage of net assets. Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

                WE ANTICIPATE A SHIFT TOWARD SMALLER-CAP STOCKS

Because market rallies generally impact large-cap, liquid stocks first, we've been tending to concentrate on companies with particularly strong fundamentals-Intel, Hewlett-Packard, Medtronic, Microsoft and Citicorp, to name a few.

Going forward, however, stronger performance is likely to come from mid-cap and smaller-cap growth stocks, which we feel offer the better opportunities for several reasons.

- We expect the economy to remain in a slow-growth mode, with interest rates near current levels or perhaps below. If we're right, investors will tend to favor growth stocks' ability to increase earnings despite a slowly growing economy.

- Historically, smaller companies, which tend to be more nimble and adapt more quickly to change, have been the primary beneficiaries of a growth stock cycle. And after the run-up in large-cap stocks so far in 1995, smaller-cap issues appear to offer a better value.

-    Congress appears to be serious about cutting the capital
     gains tax. Such a cut would result in an excellent           [PHOTO of
     environment for growth stocks, since it would prompt          Ronald C.
     investors to emphasize future earnings rather than current    Ognar]
     taxable income.

Growth stock cycles tend to last for several years. If this is the beginning of another such cycle, we believe the market currently represents an outstanding opportunity for long-term investors, especially those who demand solid earnings at a reasonable price.

We appreciate your confidence, and we look forward to serving your investment needs in the years to come.

Sincerely,


/s/ Ronald C. Ognar
Ronald C. Ognar
Portfolio Manager

GROWTH OF AN ASSUMED $10,000 INVESTMENT
from 12/31/93 to 6/30/95

The Strong Growth Fund
12/93                  10000
3/94                   10880
6/94                   10636
9/94                   11454
12/94                  11727
3/95                   12555
6/95                   13989

S&P 500 Stock Index
12/93                  10000
3/94                   9621
6/94                   9661
9/94                   10134
12/94                  10132
3/95                   11119
6/95                   12180


Average annual total returns
through 6/30/95
Since Inception        25.08%
on 12/31/93
1-year                 31.53%


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the U.S. stock market. Results include the reinvestment of all dividends and capital gains distributions. Source for the index data is Micropal. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

* Source of index information: Micropal

The Strong Common Stock Fund

The Strong Common Stock Fund seeks capital growth. The Fund invests at least 80% of its total assets in equity securities. It currently emphasizes small companies that the Fund's advisor believes are under-researched and attractively valued. The Fund remains closed to new investors, an action taken in March 1993 to limit its asset growth and allow it to continue focusing on small company stocks.

                          SMALL-CAP STOCK PRICES RALLY

Despite the dollar's slide versus several global currencies and Mexico's devaluation of the peso, the first six months of 1995 brought good news for investors in U.S. stocks. Companies continued to report healthy earnings, while weaker-than-expected economic numbers ignited an explosive rally in long bonds. The combination helped catapult stocks to record highs. Ironically, the currency woes of the dollar and the Mexican peso led to a shift in global capital flows back to the U.S. As might be expected, investors tended to be cautious, favoring traditional large-cap growth stocks. As a result, big companies gained 20.21% during the first six months of 1995, as measured by the S&P 500. Small-cap stocks gained as well, but lagged their larger cousins, as reflected in the Russell 2000's 14.42% total return for the same period.*

For the first six months of 1995, the Fund's total return was 17.18%.

                      WHAT WOULD YOU PAY FOR THIS COMPANY?

Throughout the first half of 1995, we continued to stringently evaluate existing and prospective holdings according to our analysis of their "private value," which is a fancy term for a simple concept...basically, it means evaluating companies as if we were a private buyer. We seek to determine how much we'd be willing to pay to own the entire company. This gives us a disciplined way to view the company's value and helps us impartially evaluate potential winners and losers.

If we get an accurate private value, we generally have a good idea of where the stock is going to trade for the year. We've discovered that most

Growth of an assumed $10,000 investment
from 12/29/89 to 6/30/95

The Strong Common Stock Fund
12/89                  10000
12/90                  10100
12/91                  15864
12/92                  19161
12/93                  23988
12/94                  23872
6/95                   27972


Russell 2000 Stock Index
12/89                  10000
12/90                  8048
12/91                  11754
12/92                  13920
12/93                  16551
12/94                  16249
6/95                   18592

S&P 500 Stock Index
12/89                  10000
12/90                  9690
12/91                  12642
12/92                  13604
12/93                  14976
12/94                  15174
6/95                   18241


Average annual total returns
through 6/30/95
Since inception        20.57%
on 12/29/89
5-year                 20.82%
3-year                 21.59%
1-year                 20.34%


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500") and the Russell 2000 Small Stock Index ("Russell 2000"). Results include the reinvestment of all dividends and capital gains distributions. The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Russell 2000 is an unmanaged index generally representative of the market. Source for the index data is Micropal. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

* Source of the index data: Micropal
stocks usually don't trade below 50% or above 80% of private value. Clearly, when we have a good idea of a stock's trading range, we have a tremendous advantage when determining the most appropriate time to buy or sell.

Private value analysis is particularly useful when judging the valuations of small companies, which tend to be less closely followed -- often we have only an annual report to use in our hard analysis. Our research helped us identify some of the portfolio's best performers, such as CCH, Inc., a tax and business law publisher (up 31.8% so far this year) and Tele-Communications, Inc. (up
16.46%). Among the stocks we sold because we believed they'd become fully valued were Eli Lilly, Legent Corp. and Cabot Corp., all of which were up 30% or more since we purchased them, and U.S. Shoe, up more than 65%.

                                ASSET ALLOCATION
                                (as of 6/30/95)

                                  [PIE CHART]

                         Short-Term Investments 10.4%
                              Common Stocks 89.6%

This allocation is presented as a percentage of net assets, and does not reflect any options or futures positions held by the Fund. Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

                          FIVE LARGEST STOCK HOLDINGS
                                (as of 6/30/95)

                                                              % of Net
Company                            Description                  Assets
----------------------------------------------------------------------
Cirrus Logic, Inc.                 Electronics - Semiconductor   1.8%
----------------------------------------------------------------------
Tempest Reinsurance                Insurance - Diversified       1.5%
Company, Ltd.
----------------------------------------------------------------------
Capital Cities/                    Media - Radio/TV              1.5%
ABC, Inc.
----------------------------------------------------------------------
Cox Communications,                Media - Radio/TV              1.5%
Inc. Class A
----------------------------------------------------------------------
Intel                              Electronics - Semiconductor   1.5%
Corporation
----------------------------------------------------------------------

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


                A POTENTIAL LONG-TERM RALLY FOR SMALL-CAP STOCKS

In the Fund's 1994 Annual Report, we said that, "if the     [PHOTO of
Federal Reserve's rate hikes effectively moderate the        Richard T.
economy's growth in 1995, upward pressure on rates may       Weiss and
subside. With the threat of higher rates removed,            Marina T. Carlson]
investors should be free to focus on the growth potential of stocks."

This appeared to be exactly what happened in early 1995. While the currency turmoil that marked the period prompted investors to buy more liquid large-cap stocks first, we believe the emphasis may now shift to small-cap stocks. Small stocks were laggards through most of the 1980s, and are currently attractive based on their relative value and their expected growth rates. The increased valuations of large-cap issues, given the 1995 rally, simply make the argument for small-cap stocks more compelling.

Therefore, we believe the stage may be set for a longer-term cycle, during which small-cap stocks should outperform large-cap issues. Currently, the market remains vulnerable if the economy slips into recession. However, given the relatively healthy balance sheets of many American companies, and the Federal Reserve's growing bias toward easing credit, we believe any downturn would be relatively minor in comparison to the recessions of the early 1980s.

Long term, we believe the market holds opportunity for investors with the discipline to demand value as well as strong growth.

Thank you for your continued confidence,


/s/ Richard T. Weiss
Richard T. Weiss
Portfolio Manager


/s/ Marina T. Carlson
Marina T. Carlson
Portfolio Manager

                           THE STRONG DISCOVERY FUND

The Strong Discovery Fund is all about growth. We believe that investing in the common stock of companies that are growing considerably faster than the overall economy--companies with a special product run by enlightened and dedicated management--will produce superior investment returns over time for our shareholders.

Our task is to find those growth companies and own their stock at the most opportune time. That, in a nutshell, is what drives our investment decisions.

                                 MARKET SUMMARY

The first half of 1995 was a good period for equity investors. The benchmark S&P 500 Index rose a robust 20.21% during the first six months of the year, while Strong Discovery increased by 16.66%. While our Fund was a little slow out of the blocks--finishing the first quarter up a modest 4.53%--the second quarter saw a much more attractive gain of 11.60%.*

Since its inception in December 1987 through June 30 of this year, Strong Discovery has generated a cumulative total return of 244.75%.

As of June 30, 1995, the Fund was "fully invested," with nearly all of its $461.5 million in net assets invested in stocks. The Fund was aggressively positioned to take advantage of the bull market. At mid-year, the Fund's diversified portfolio owned stock in a wide variety of domestic and foreign concerns, from computer software (SAP AG) to copier dealers (Danka Business Systems) to motorcycles (Harley-Davidson).

                               PREVAILING THEMES

While our team of investment professionals monitors economic trends across the nation and the world, four investment themes dominated our portfolio during the first half of 1995: technology, consolidation, the continued deregulation of radio and television, and financial services.

TECHNOLOGY. The worldwide technological revolution is having a dramatic effect on the productivity and efficiency of business and industry. Consequently, technology stocks were the biggest winners in the market's stellar performance through the first half of 1995. We believe the advance of technology and its positive impact on industry will persist. In our portfolio, computer software manufacturers like the German firm SAP AG and McAfee Associates, a Santa Clara, California firm that specializes in computer virus software, have positioned their companies and products for prosperity.

CONSOLIDATION. Across a variety of individual industries, companies are consolidating to increase efficiency and market share. This is a trend we see in businesses as diverse as medical services and video rental. In the former category, we particularly like Medpartners, of Birmingham, Alabama, and Phy Cor, of Nashville, Tennessee, operators of multi-specialty medical clinics. In the latter category, the Movie Gallery, based in Dothan, Alabama, has been strategically acquiring video stores from Texas to Illinois at a steady and impressive clip.

DEREGULATION OF RADIO AND TELEVISION. Thanks to the continuing pro-deregulation mood in Washington, some well-positioned and ambitious media companies have been expanding their operations and growing their earnings at a convincing rate. Evergreen Media, an Irving, Texas, radio-station complex, and SFX Broadcasting are two such properties that have made contributions to the Fund's performance.

FINANCIAL SERVICES. Lower interest rates--a concept that the Federal Reserve has now embraced--have benefited a number of our holdings in the financial services sector. A good example of a company poised to capitalize on this trend is Mercury Finance Company, of Northbrook, Illinois, which,

                                ASSET ALLOCATION
                                (as of 6/30/95)

                                  [PIE CHART]

                        Common & Preferred Stocks 95.1%
                             Cash Equivalents 4.9%

The Fund's allocation is presented as a percentage of net assets. Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

among other credit operations, purchases installment contracts from automobile dealers and retail vendors.

                                  OUR OUTLOOK

As the second half of the year began, the Federal Reserve, inspired by a general slowdown in the nation's economy, cut short-term rates by one-quarter of a percentage point (0.25%). The market responded favorably.

Our portfolio management team believes that inflation will remain under control, that the Federal Reserve will likely continue to ratchet down interest rates through the second half of 1995, and that the financial climate--allowing for an occasional correction--will continue to be hospitable to investors.

And one final, personal note: I think U.S.
industry, pretty much across the board, is
in the best shape I've seen in the nearly               [PHOTO of
30 years since I graduated from business                 Richard S. Strong]
school. Overall, American companies are more efficient, more productive, and more competitive than at any moment in my professional lifetime.

Which, at the risk of sounding repetitious, is good news for growth stocks.

Thank you for your continued confidence in the Strong Discovery Fund. We look forward to making your investment grow.

Sincerely,


/s/ Richard S. Strong
Richard S. Strong
Portfolio Manager

GROWTH OF AN ASSUMED $10,000 INVESTMENT
from 12/31/87 to 6/30/95

The Strong Discovery Fund
12/87                  10000
12/88                  12445
12/89                  15428
12/90                  15005
12/91                  25151
12/92                  25639
12/93                  31333
12/94                  29553
6/95                   34475

S&P 500 Stock Index
12/87                  10000
12/88                  11661
12/89                  15356
12/90                  14879
12/91                  19412
12/92                  20891
12/93                  22996
12/94                  23300
6/95                   28010


Average annual total returns
through 6/30/95
Since inception        17.94%
on 12/31/87
5-year                 16.15%
3-year                 14.35%
1-year                 23.47%



This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the U.S. stock market. Results include the reinvestment of all dividends and capital gains distributions. Source for the index data is Micropal. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

* Source of index information: Micropal

The Strong International Stock Fund

By investing primarily in the stocks of companies based outside the United States, the Strong International Stock Fund pursues capital growth. The Fund provides convenient access to growth opportunities worldwide that, when compared to a U.S.-only portfolio, may increase return potential.

              INTERNATIONAL MARKETS SHOW SIGNS OF RECOVERY IN 1995

Following an uneven performance overall in 1994, international markets began to show signs of bouncing back in 1995. As the year started, the Mexican peso's devaluation was still fresh in investors' minds, and many foreign and emerging markets, particularly Asia, continued to experience capital outflows and falling prices. As measured by the MSCI EAFE(R) Index, global markets as a whole were off about 4% at the end of February. Thereafter, investor sentiment seemed to suggest that a bottom had been reached, and prices began to firm.

The majority of the rebound occurred in Europe, which as a whole posted a total return of 12.87% for the first half of 1995. Asia, however, was down 5.71%, due primarily to Japan's underperformance in the face of both continuing economic sluggishness and a soaring yen that dampened exports. One bright spot was New Zealand, one of the Fund's largest weightings, which performed well.*

Overall, global markets gained 2.60% year-to-date through June 30, as measured by the MSCI EAFE(R) Index. In comparison, the Fund's total return was -0.36%.

                         OUR HIGHLY SELECTIVE APPROACH

Due to the often treacherous nature of many international markets over the past 18 months, our approach has focused on avoiding major pitfalls rather than on shooting for great upside potential. While this cautious approach helped keep us out of the more troublesome markets in 1994, it has worked against us somewhat this year, particularly in Europe, by limiting our exposure to individual markets that performed better than we anticipated.

GROWTH OF AN ASSUMED $10,000 INVESTMENT
from 3/4/92 to 6/30/95


The Strong International Stock Fund
3/92                   10000
6/92                   10190
12/92                  9819
6/93                   11176
12/93                  14508
6/94                   14435
12/94                  14282
3/95                   13690
6/95                   14230


Morgan Stanley Capital International EAFE(R) Index
3/92                   10000
6/92                   9718
12/92                  9484
6/93                   11689
12/93                  12572
6/94                   13676
12/94                  13550
3/95                   13802
6/95                   13903

S&P 500 Stock Index
3/92                   10000
6/92                   10067
12/92                  10907
6/93                   11439
12/93                  12006
6/94                   11600
12/94                  12165
3/95                   13349
6/95                   14624


Average annual total returns
through 6/30/95
Since inception        11.19%
on 3/4/92
3-year                 11.77%
1-year                 -1.42%


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500") and the Morgan Stanley Europe, Australasia, and Far East Index ("MSCI EAFE(R)"). Results include the reinvestment of all dividends and capital gains distributions. The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The MSCI EAFE(R) is an unmanaged, market-cap weighted index generally representative of major overseas stock markets. MSCI EAFE(R) data are dollar-adjusted. Source for the index data is Micropal. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

* Source: Morgan Stanley Capital International

We have tended to underweight Europe in our portfolio because of its difficult macro-economic environment--the unpredictable new government in France and the problems created by the continent's continuing struggle toward a unified currency are just two factors. So we have generally approached Europe on a stock-by-stock basis, attempting to uncover good individual stories, such as Italian car designer Pininfarina.

To us, Asia currently offers a better long-term opportunity. Many countries in the Pacific Basin boast fast-growing economies and feature markets with valuations between 14 and 20 times earnings. This compares very favorably to more mature markets like the United States, whose economy is growing at just 2% to 3%, but whose stocks are trading at similar valuations overall.

For these reasons, the Fund is currently more heavily weighted toward Asia. While this positioning resulted in our modestly underperforming the MSCI EAFE(R) Index in the first half of 1995, we believe it will better serve share-holders over the long term.


                          TOP FIVE HOLDINGS BY COUNTRY
                                (as of 6/30/95)

Japan 14.0%
Australia 8.1%
United Kingdom 7.0%
Singapore 6.9%
New Zealand 6.3%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

                             FIVE LARGEST HOLDINGS
                                (as of 6/30/95)

                                                                % of Net
Company                              Description                 Assets
------------------------------------------------------------------------
SensoNor AS                          Auto & Truck Parts            1.7%
------------------------------------------------------------------------
CDL Hotels                           Leisure Service               1.6%
International, Ltd.
------------------------------------------------------------------------
Chargeurs                            Conglomerate                  1.3%
------------------------------------------------------------------------
Keppel Corporation, Ltd.             Conglomerate                  1.3%
------------------------------------------------------------------------
Astra International PT               Automobile                    1.1%
------------------------------------------------------------------------

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


                           AN ATTRACTIVE OPPORTUNITY

Our outlook for international equities is very optimistic for several reasons:

- With the U.S. market at an all-time high, we believe investors may be prompted to look elsewhere for greater growth potential, which should help drive international stock prices higher.

- Now that emerging markets, particularly those in Asia, appear to have settled down following the devaluation of the Mexican peso, investors may now be free to recognize the fundamental value and enormous growth potential these markets offer.

- The reasons for investing abroad--increased return potential and greater diversification--remain quite sound.

Shareholders should remember that investing
a portion of their assets internationally
shouldn't be viewed as a temporary, high-
octane boost to a portfolio. Rather, it's a
sound strategy that may increase return and
reduce overall portfolio volatility over the              [PHOTO of
long term. Keep in mind that the Fund is                   Anthony L.T. Cragg]
likely to be more volatile than a U.S.-only fund, owing to changes in stock market conditions, currency values, interest rates, local regulations and economic and political conditions. But given the value currently available in international markets, we believe foreign equities offer long-term investors an attractive opportunity.

We thank you for your support and look forward to earning your continued confidence.

Sincerely,


/s/ Anthony L.T. Cragg
Anthony L.T. Cragg
Portfolio Manager

                          THE STRONG ASIA PACIFIC FUND

The Strong Asia Pacific Fund seeks capital growth. The Fund invests primarily in the equity securities of issuers located in Asia or the Pacific Basin.

                             ASIAN MARKETS RECOVER

After suffering through a difficult 1994, Asian markets began to bounce back in the second quarter of 1995. The year started inauspiciously with the Mexican peso's devaluation. Although the problems that prompted the devaluation were specific to Mexico, many other emerging markets were unfairly colored by the event. As a result, even the markets of reasonably healthy Asian countries experienced capital outflows and falling prices. As measured by the Morgan Stanley Combined Far East Index, Asian markets as a whole were off 1.23% after the first quarter.

Thereafter, investors seemed to realize that valuations had become too attractive to ignore, and prices improved steadily during the second quarter. By the end of June, most Asian countries managed a positive total return for the first half of 1995. New Zealand, one of the Fund's largest weightings, performed particularly well. However, Japan was off 8.24% in the face of both continuing economic sluggishness, and a soaring yen that dampened exports.*

As you might expect, Japan represents an inordinately large share of the Pacific Basin's market value. As an Asia/Pacific fund, we feel it's important that Japan be represented in the portfolio, even if its fundamentals are less than perfect. Consequently, Japan's underperformance helped contribute to the Fund's flat total return of -0.04% for the first six months of 1995. In comparison, the Morgan Stanley Combined Far East Index, which excludes Japan, posted a return of 8.10% for the same period.

                             DISCRETION OVER VALOR

Due to the fluctuations of Asian markets over the past 18 months, we've tended to maintain a defensive approach--keeping a relatively high cash position and overweighting countries that we believed would be less volatile.

Countries that have represented safer harbors include Singapore, which we view as a "blue chip" economy as strong as any in the Pacific Basin; Indonesia, an up-and-coming market that we consider an alternative to other volatile, emerging markets like China and India; and more established "western"-type markets like Australia and New Zealand.

These, however, were broad brush strokes. Rather than concentrate on countries, we looked for individual companies with good growth potential, even if those firms were in underperforming markets. This "bottom-up," stock-by-stock approach yielded some attractive finds, such as CDL Hotels, one of the Fund's largest holdings. Based in Hong Kong, CDL is a beneficiary of the growing tourism/leisure trend in Asia. Two electronics companies, Japan-based Rohm, and Yageo, based in Taiwan, have also done well, doubling in value since we bought them.

                          TOP FIVE HOLDINGS BY COUNTRY
                                (as of 6/30/95)
Japan 17.3%
Australia 12.6%
Singapore 12.2%
New Zealand 11.0%
Indonesia 8.0%

The Fund's top holdings are presented as a percentage of net assets. These percentages represent equity holdings. Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

                              REASONS FOR OPTIMISM

The unpredictable nature of Asian markets over the past two years is ample evidence that they may not be the best choice for short-term investors. But for investors seeking capital growth over the long term, there are several reasons why Pacific Rim markets offer a compelling opportunity.

- Many countries in the Pacific Basin boast fast-growing economies with markets featuring valuations between 10 and 20 times earnings. This compares very favorably to more mature markets like the United States, whose economy is growing at just 2% to 3%, but whose stock market is trading at similar valuations overall.

- The weakness of the dollar and the rally in the American stock market have tended to put international investing on the "back burner" for many money management firms. Now that the dollar seems to be firming, investors should be better able to focus on the attractive fundamentals of these markets.

- American pension funds are an important source of capital for Asian markets. We believe that Japanese pension funds are due to follow suit, making massive amounts of capital available for worldwide investment. Our expectation is that, if Japanese pension plans begin to diversify outside their own country, Asian economies will be the primary beneficiaries.

Certainly, Asian markets present investment,
currency, political and regulatory uncertainties
that are  greater than those associated with the
more mature international markets. But for long-         [PHOTO of
term investors looking to diversify into                  Anthony L.T. Cragg]
aggressive growth stocks, we believe the opportunity in the region far outweighs the potential risks.

Thank you for your investment, and we look forward to earning your continued confidence.

Sincerely,



/s/ Anthony L.T. Cragg
Anthony L.T. Cragg
Portfolio Manager

GROWTH OF AN ASSUMED $10,000 INVESTMENT
from 12/31/93 to 6/30/95

The Strong Asia Pacific Fund
12/93                  10000
3/94                    9630
6/94                    9840
9/94                   10116
12/94                   9473
3/95                    9088
6/95                    9469


Morgan Stanley Capital International EAFE(R) Index
12/93                  10000
3/94                   10350
6/94                   10878
9/94                   10889
12/94                  10778
3/95                   10979
6/95                   11058

Morgan Stanley Capital International Combined Far East Ex-Japan Free Index
12/93                  10000
3/94                    7827
6/94                    8165
9/94                    9173
12/94                   8252
3/95                    8150
6/95                    8920


Average annual total returns
through 6/30/95
Since inception        -3.57%
1-year                 -3.77%


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with similar investments in the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE(R)"), and the Morgan Stanley Capital International Combined Far East Ex-Japan Free Index ("MSCI CFE"). Results include the reinvestment of dividends and capital gains distributions. The MSCI EAFE(R) is an unmanaged, market-capitalization weighted index generally representative of major overseas stock markets. Source for the MSCI EAFE(R) Index is Micropal. The MSCI CFE is an unmanaged, market-capitalization weighted index generally representative of developed and emerging markets in the Asia/Pacific region, excluding Japan. Indexes are dollar-adjusted. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

* Source: Morgan Stanley Capital International

SCHEDULE OF INVESTMENTS IN SECURITIES                  June 30, 1995 (Unaudited)
STRONG OPPORTUNITY FUND

         SHARES OR                                                                        VALUE
         PRINCIPAL AMOUNT                                                                (NOTE 2)
---------------------------------------------------------------------------------------------------
                      COMMON STOCKS 87.8%*
                      DOMESTIC STOCKS 75.0%*
                      AIRLINE 1.1%*
         164,700      AMR Corporation +                                               $12,290,737

                      AUTO & TRUCK PARTS 1.0%*
         260,000      The Goodyear Tire & Rubber Company                               10,725,000

                      AUTOMOBILE 0.9%*
         344,700      Ford Motor Company                                               10,254,825

                      BANK - REGIONAL 2.4%*
         339,900      Old Kent Financial Corporation                                   11,556,600
         427,200      West One Bancorp                                                 14,257,800
                                                                                      -----------
                                                                                       25,814,400

                      BANK - SUPER REGIONAL 1.2%*
         246,300      Barnett Banks, Inc.                                              12,622,875

                      BROKERAGE & INVESTMENT MANAGEMENT 0.3%*
         150,300      ROC Communities, Inc.                                             3,325,387

                      CHEMICAL 1.4%*
          75,000      Freeport-McMoRan, Inc.                                            1,321,875
         343,000      Vigoro Corporation                                               14,234,500
                                                                                      -----------
                                                                                       15,556,375

                      CHEMICAL - SPECIALTY 1.2%*
         352,500      Nalco Chemical Company                                           12,822,187

                      COMMERCIAL SERVICE 0.7%*
         730,000      Rollins Truck Leasing Corporation                                 7,847,500

                      COMPUTER - PERIPHERAL EQUIPMENT 1.2%*
         340,000      Seagate Technology, Inc. +                                       13,345,000

                      COMPUTER - PERSONAL & WORKSTATION 1.2%*
         280,000      Sun Microsystems, Inc. +                                         13,580,000

                      COMPUTER SOFTWARE 1.9%*
         181,000      Legent Corporation +                                              7,918,750
         136,000      Microsoft Corporation +                                          12,291,000
                                                                                      -----------
                                                                                       20,209,750

                      CONSUMER - MISCELLANEOUS 1.4%*
         515,000      American Greetings Corporation                                   15,128,125

                      DIVERSIFIED OPERATIONS 2.4%*
         210,600      Tyco International, Ltd.                                         11,372,400
         750,000      Whitman Corporation                                              14,531,250
                                                                                      -----------
                                                                                       25,903,650

                      ELECTRIC POWER 1.2%*
         392,000      NIPSCO Industries, Inc.                                          13,328,000

                      ELECTRONIC PRODUCTS - MISCELLANEOUS 2.2%*
         235,000      Hubbell, Inc. Class B                                            13,277,500
         269,000      Raychem Corporation                                              10,322,875
                                                                                      -----------
                                                                                       23,600,375

                      ELECTRONICS - PART DISTRIBUTION 2.7%*
         310,000      Arrow Electronics, Inc. +                                        15,422,500
         406,400      Marshall Industries +                                            13,614,400
                                                                                      -----------
                                                                                       29,036,900

                      ELECTRONICS - SEMICONDUCTOR/COMPONENT 1.2%*
         629,800      Dallas Semiconductor Corporation                                 12,910,900

                      FOOD 2.3%*
         205,000      CPC International, Inc.                                          12,658,750
         233,000      Hershey Foods Corporation                                        12,873,250
                                                                                      -----------
                                                                                       25,532,000

                      HEALTHCARE - DRUG/DIVERSIFIED 1.1%*
         346,600      Mallinckrodt Group, Inc.                                         12,304,300

                      HEALTHCARE - MEDICAL SUPPLY 2.3%*
         270,000      McKesson Corporation                                             12,622,500
         305,700      Sybron International Corporation +                               12,189,788
                                                                                      -----------
                                                                                       24,812,288

                      HEALTHCARE - PATIENT CARE 2.3%*
         264,600      Integrated Health Services, Inc.                                  7,938,000
         331,000      United Healthcare Corporation                                    13,695,125
         117,150      WellPoint Health Networks, Inc. Class A +                         3,309,488
                                                                                      -----------
                                                                                       24,942,613

                      INSURANCE - PROPERTY & CASUALTY 1.2%*
         111,000      American International Group, Inc.                               12,654,000

                      LEISURE SERVICE 1.5%*
         345,000      Club Med, Inc.                                                   10,996,875
         194,010      Gaylord Entertainment Company                                     4,898,752
                                                                                      -----------
                                                                                       15,895,627

                      MEDIA - PUBLISHING 1.3%*
         430,000      The E.W. Scripps Company                                         13,867,500

                      MEDIA - RADIO/TV 6.3%*
         156,000      CBS, Inc.                                                        10,452,000
         140,000      Capital Cities/ABC, Inc.                                         15,120,000
         725,000      Comcast Corporation Class A                                      13,457,812
         800,000      Cox Communications, Inc. Class A +                               15,500,000
         600,000      Tele-Communications, Inc. Class A +                              14,062,500
                                                                                      -----------
                                                                                       68,592,312

                      METALS & MINING 1.1%*
         560,000      Freeport-McMoRan Copper & Gold, Inc. Class A                     11,550,000


                      OIL - NORTH AMERICAN EXPLORATION &
                        PRODUCTION 4.4%*
         415,000      Apache Corporation                                               11,360,625
         139,800      Barrett Resources Corporation +                                   3,250,350
         620,000      Devon Energy Corporation                                         13,330,000
         559,000      Enron Oil & Gas Company                                          12,158,250
         468,000      Seagull Energy Corporation +                                      7,722,000
                                                                                      -----------
                                                                                       47,821,225

                      OIL - NORTH AMERICAN INTEGRATED 1.7%*
         345,000      Ashland, Inc.                                                    12,118,125
         206,000      Phillips Petroleum Company                                        6,875,250
                                                                                      -----------
                                                                                       18,993,375

                      OIL WELL EQUIPMENT & SERVICE 1.8%*
         335,000      Camco International, Inc.                                         7,830,625
         458,500      Dual Drilling Company +                                           4,527,688
         513,700      Offshore Logistics, Inc. +                                        7,191,800
                                                                                      -----------
                                                                                       19,550,113

                      POLLUTION CONTROL 1.2%*
         465,000      WMX Technologies, Inc.                                           13,194,375


                      See notes to financial statements.


         SHARES OR                                                                        VALUE
         PRINCIPAL AMOUNT                                                                (NOTE 2)
         ----------------------------------------------------------------------------------------
                      PRECIOUS METAL/GEM/STONE 1.2%*
           307,900    Newmont Mining Company                                        $  12,893,312

                      RETAIL - DEPARTMENT STORE 2.5%*
           562,000    Federated Department Stores, Inc. +                              14,471,500
           296,900    May Department Stores Company                                    12,358,462
                                                                                    -------------
                                                                                       26,829,962

                      RETAIL - DISCOUNT & VARIETY 1.4%*
           540,000    Toys 'R' Us, Inc. +                                              15,795,000

                      RETAIL - FOOD CHAIN 4.1%*
           177,800    Albertson's, Inc.                                                 5,289,550
           450,600    American Stores Company                                          12,673,125
           532,800    The Kroger Company +                                             14,319,000
           480,000    The Stop & Shop Companies, Inc. +                                12,300,000
                                                                                    -------------
                                                                                       44,581,675

                      RETAIL - MAJOR CHAIN 1.1%*
           174,000    Dayton Hudson Corporation                                        12,484,500

                      RETAIL - SPECIALTY 2.3%*
           610,000    The Limited, Inc.                                                13,420,000
         1,050,000    Ross Stores, Inc.                                                12,337,500
                                                                                    -------------
                                                                                       25,757,500

                      SAVINGS & LOAN 0.9%*
           454,000    Washington Federal Savings & Loan Association                     9,988,000

                      SHOE & APPAREL MANUFACTURING 1.2%*
           672,000    Warnaco Group, Inc. Class A                                      13,440,000

                      TELECOMMUNICATION SERVICE 6.2%*
           505,000    AirTouch Communications +                                        14,392,500
           105,000    LIN Broadcasting Corporation +                                   13,282,500
           546,400    MCI Communications Corporation                                   12,020,800
           429,800    Paging Network, Inc. +                                           14,720,650
           450,000    United States Cellular Corporation +                             13,612,500
                                                                                    -------------
                                                                                       68,028,950
                                                                                    -------------
                      Total Domestic Stocks                                           817,810,613

                      FOREIGN STOCKS 12.8%*
                      AUSTRALIA 0.4%*
                      ENGINEERING & CONSTRUCTION 0.1%*
         1,435,000    Walker Corporation                                                  457,966

                      METALS & MINING 0.3%*
         1,296,000    Normandy Mining, Ltd.                                             1,599,274
           720,000    Posgold, Ltd.                                                     1,445,066
                                                                                    -------------
                                                                                        3,044,340
                                                                                    -------------
                                                                                        3,502,306

                      BERMUDA 1.2%*
                      Insurance - Property & Casualty
           477,800    Partners RE Holdings, Ltd. ADR (USD)                             12,482,525

                      CANADA 1.2%*
                      OIL - NORTH AMERICAN EXPLORATION
                      & PRODUCTION
           730,000    Talisman Energy, Inc. +                                          13,564,818

                      HONG KONG 1.0%*
                      BANK - MONEY CENTER 0.6%*
            53,050    HSBC Holdings PLC ADR (USD)                                       6,804,787

                      PRECIOUS METAL/GEM/STONE 0.2%*
            79,200    Western Deep Levels, Ltd. ADR (USD)                               2,237,400


                      REAL ESTATE 0.2%*
           132,000    Wharf Resources, Ltd. ADR (USD)                                $  2,153,791
                                                                                     ------------
                                                                                       11,195,978

                      INDIA 0.1%*
                      CLOSED-END FUND
            50,600    Morgan Stanley India Investment
                        Fund, Inc. (USD)                                                  518,650

                      JAPAN 0.5%*
                      ELECTRONIC PRODUCTS - MISCELLANEOUS
           116,000    Sony Corporation                                                  5,580,615

                      MEXICO 0.1%*
                      AUTOMOBILE
           520,526    Consorcio G Grupo Dina S.A. de C.V. Series L
                        ADR (USD)                                                       1,041,052

                      NETHERLANDS 0.0%*
                      CLOSED-END FUND
            12,000    Himalayan Fund (USD) +                                              166,800

                      NEW ZEALAND 1.2%*
                      AIRLINE 0.5%*
         1,665,000    Air New Zealand, Ltd. Class B                                     4,843,951

                      FOOD 0.3%*
         1,759,000    Lion Nathan, Ltd.                                                 3,482,201

                      PAPER & FOREST PRODUCTS 0.4%*
         1,900,000    Fletcher Challenge, Ltd. Forestry Division                        2,503,318
           776,000    Fletcher Challenge, Ltd. Ordinary Division                        2,179,753
                                                                                     ------------
                                                                                        4,683,071
                                                                                     ------------
                                                                                       13,009,223

                      NORWAY 1.0%*
                      OIL WELL EQUIPMENT & SERVICE
           395,000    Petroleum Geo-Services AS ADR (USD) +                            11,356,250

                      SINGAPORE 1.0%*
                      BANK - MONEY CENTER 0.3%*
           326,000    The Development Bank of Singapore,
                         Ltd. (Fgn Reg)                                                 3,711,708


                      CONGLOMERATE 0.5%*
           276,000    Jardine Matheson Holdings, Ltd. (USD)                             2,028,600
           440,000    Keppel Corporation, Ltd.                                          3,591,837
                                                                                     ------------
                                                                                        5,620,437

                      REAL ESTATE 0.2%*
           907,000    Hong Kong Land Holdings, Ltd. (USD)                               1,650,740
                                                                                     ------------
                                                                                       10,982,885

                      SOUTH AFRICA 1.0%*
                      PRECIOUS METAL/GEM/STONE
           435,000    De Beers Consolidated Mines, Ltd. ADR (USD)                      11,255,625

                      SWITZERLAND 1.2%*
                      FOOD
           258,900    Nestle SA Sponsored ADR (USD)                                    13,471,784

                      TAIWAN 0.3%*
                      CLOSED-END FUND
         1,744,000    Core Pacific Pioneer Fund                                           546,984
         1,469,000    Jardine Fleming Fund +                                              571,651
         1,478,000    Kwang Hua Fortune Fund                                              552,261
         1,347,000    NITC Fu-yuan Fund                                                   571,116
         1,430,000    Yuan Ta Duo Yuan Fund                                               578,622
                                                                                     ------------
                                                                                        2,820,634

                                      15

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)     June 30, 1995 (UNAUDITED)
STRONG OPPORTUNITY FUND

     SHARES OR                                                                          VALUE
     PRINCIPAL AMOUNT                                                                  (NOTE 2)
     --------------------------------------------------------------------------------------------
                      UNITED KINGDOM 2.6%*
                      COMMERCIAL SERVICE 1.1%*
         244,000      Reuters Holdings PLC ADR (USD)                               $   12,230,500

                      MEDIA - RADIO/TV 1.1%*
         620,000      Bell Cablemedia PLC ADR (USD) +                                  11,780,000

                      METALS & MINING 0.4%*
       1,940,000      Lonrho PLC                                                        4,575,257
                                                                                   --------------
                                                                                       28,585,757
                                                                                   --------------
                      Total Foreign Stocks                                            139,534,902
                                                                                   --------------
                      TOTAL COMMON STOCKS (COST $807,395,704)                         957,345,515

                      CONVERTIBLE PREFERRED STOCK 0.1%*
          50,224      The Times Mirror Company
                         (Cost $1,118,288)                                              1,199,103

                      CONVERTIBLE CORPORATE BOND 0.7%*
     $ 2,185,000      LSI Logic Corporation Convertible Subordinated
                         Notes, 5.50%, Due 3/15/01 (Acquired 3/16/94 -
                         7/06/94; Cost $2,194,125) (r) (Amortized
                         Cost $2,192,870)                                               7,276,050

                      CASH EQUIVALENTS 11.2%*
                      COMMERCIAL PAPER 11.1%*
                      DISCOUNTED 11.0%*
      11,525,000      American Home Products Corporation
                         Due 7/07/95                                                   11,517,253
       6,000,000      Barnett Banks, Inc.
                         Due 7/06/95                                                    5,996,965
       9,200,000      Columbia Health Care
                         Due 7/07/95                                                    9,193,795
       8,300,000      ConAgra, Inc.
                         Due 7/07/95                                                    8,294,310
      17,775,000      Countrywide Funding Corporation
                         Due 7/07/95                                                   17,763,091
      18,000,000      Enserch Corporation
                         Due 7/06/95                                                   17,990,745
      10,000,000      Great Western Bank
                         Due 7/06/95                                                    9,994,917
      12,955,000      Louisiana Land & Exploration Company
                         Due 7/07/95                                                   12,946,119
       8,200,000      Olin Corporation
                         Due 7/07/95                                                    8,194,488
       7,800,000      Paine Webber Group, Inc.
                         Due 7/03/95                                                    7,800,000
       1,000,000      Renaissance Energy Company
                         Due 7/06/95                                                      999,488
      10,000,000      Tyson Foods, Inc.
                         Due 7/12/95                                                    9,984,825
                                                                                   --------------
                                                                                      120,675,996

                      INTEREST BEARING, DUE UPON DEMAND 0.1%*
         280,100      General Mills, Inc., 5.71%                                          280,100
          15,000      Pitney Bowes Credit Corporation, 5.73%                               15,000
         292,800      Southwestern Bell Telephone Company, 5.71%                          292,800
           6,700      Wisconsin Electric Power Company, 5.77%                               6,700
                                                                                   --------------
                                                                                          594,600
                                                                                   --------------
                      Total Commercial Paper                                          121,270,596

                      UNITED STATES GOVERNMENT ISSUES 0.1%*
                      United States Treasury Bills:
        $290,000        Due 7/20/95                                                       289,318
         290,000        Due 7/27/95                                                       288,904
          10,000        Due 8/10/95                                                         9,944
          60,000        Due 9/21/95                                                        59,280
                                                                                   --------------
                                                                                          647,446
                                                                                   --------------
                      Total Cash Equivalents (Cost $121,917,953)                      121,918,042
                                                                                   --------------
                      TOTAL INVESTMENTS IN SECURITIES
                         (COST $932,624,815) 99.8%*                                 1,087,738,710
                      Other Assets and Liabilities, Net 0.2%*                           2,024,497
                                                                                   --------------
                      NET ASSETS 100.0%*                                           $1,089,763,207
                                                                                   ==============


STRONG GROWTH FUND

       SHARES OR                                                                     VALUE
       PRINCIPAL AMOUNT                                                             (NOTE 2)
       ---------------------------------------------------------------------------------------

                      COMMON STOCKS 98.0%*
                      DOMESTIC STOCKS 90.7%*
                      AIRLINE 1.3%*
          75,000      Southwest Airlines Company                                   $ 1,790,625
         100,000      ValuJet Airlines, Inc. +                                       3,287,500
                                                                                   -----------
                                                                                     5,078,125

                      AUTO & TRUCK PARTS 1.3%*
          50,000      Exide Corporation                                              2,150,000
          75,000      Modine Manufacturing Company                                   2,756,250
                                                                                   -----------
                                                                                     4,906,250

                      BANK - MONEY CENTER 0.9%*
          60,000      Citicorp                                                       3,472,500

                      BANK - REGIONAL 0.7%*
          65,000      First Bank System, Inc.                                        2,665,000

                      BEVERAGE 2.3%*
          65,000      The Coca-Cola Company                                          4,143,750
         100,000      PepsiCo, Inc.                                                  4,562,500
                                                                                   -----------
                                                                                     8,706,250

                      BROKERAGE & INVESTMENT MANAGEMENT 0.5%*
          44,000      The Charles Schwab Corporation                                 1,908,500

                      COMMERCIAL SERVICE 0.9%*
          70,000      ABR Information Services, Inc. +                               2,065,000
          50,000      ITI Technologies, Inc. +                                       1,187,500
                                                                                   -----------
                                                                                     3,252,500

                      COMPUTER - PERIPHERAL EQUIPMENT 1.3%*
         142,000      Boca Research, Inc. +                                          3,834,000
          10,000      U.S. Robotics, Inc. +                                          1,090,000
                                                                                   -----------
                                                                                     4,924,000

                      COMPUTER - PERSONAL & WORKSTATION 1.2%*
          62,000      Hewlett-Packard Company                                        4,619,000

                      COMPUTER SERVICE 3.9%*
          80,000      Datalogix International, Inc. +                                1,950,000
          55,000      First Financial Management Corporation                         4,702,500
          86,000      Fiserv, Inc. +                                                 2,418,750
         245,000      National Data Corporation                                      5,665,625
                                                                                   -----------
                                                                                    14,736,875


                      See notes to financial statements.

         Shares or                                                                   Value
         Principal Amount                                                           (Note 2)
         -------------------------------------------------------------------------------------
                      COMPUTER SOFTWARE 9.0%*
         55,000       Ascend Communications, Inc. +                                $ 2,777,500
         19,000       Broderbund Software, Inc. +                                    1,211,250
         57,000       Cisco Systems, Inc. +                                          2,882,063
         60,000       Epic Design Technology, Inc. +                                 2,130,000
        120,000       Informix Corporation +                                         3,045,000
         25,000       Inso Corporation +                                             1,493,750
        135,000       McAfee Associates, Inc. +                                      4,092,187
         30,000       Microsoft Corporation +                                        2,711,250
         75,000       S3, Inc. +                                                     2,700,000
         75,000       SoftKey International, Inc. +                                  2,390,625
         77,400       Spyglass, Inc. +                                               2,215,575
         50,000       3Com Corporation +                                             3,350,000
         60,000       Zebra Technologies Corporation +                               3,195,000
                                                                                   -----------
                                                                                    34,194,200

                      COSMETIC & PERSONAL CARE 1.7%*
         60,000       General Nutrition Companies, Inc. +                            2,107,500
         93,200       The Gillette Company                                           4,159,050
                                                                                   -----------
                                                                                     6,266,550

                      DIVERSIFIED OPERATIONS 1.3%*
         60,000       Alco Standard Corporation                                      4,792,500

                      ELECTRONIC PRODUCTS - MISCELLANEOUS 0.3%*
        135,000       Datametrics Corporation +                                      1,274,062

                      ELECTRONICS - SEMICONDUCTOR/COMPONENT 7.8%*
         50,000       Altera Corporation                                             2,162,500
         80,000       Atmel Corporation +                                            4,430,000
         45,000       Cypress Semiconductor, Inc. +                                  1,822,500
        115,000       FSI International, Inc. +                                      2,680,937
         85,000       Intel Corporation                                              5,381,563
         51,300       Kulicke & Soffa Industries, Inc. +                             3,401,831
         35,000       Micron Technology, Inc.                                        1,920,625
         35,000       Motorola, Inc.                                                 2,349,375
        100,000       VLSI Technology, Inc. +                                        3,012,500
         25,000       Xilinx, Inc. +                                                 2,350,000
                                                                                   -----------
                                                                                    29,511,831

                      FINANCE - MISCELLANEOUS 2.8%*
          50,000      Advanta Corporation Class A                                    2,084,375
          25,000      Concord EFS, Inc. +                                              668,750
          65,000      Dean Witter, Discover & Company                                3,055,000
          75,000      MBNA Corporation                                               2,531,250
         100,000      Medaphis Corporation +                                         2,175,000
                                                                                   -----------
                                                                                    10,514,375

                      HEALTHCARE - BIOMEDICAL/GENETIC 1.1%*
          50,000      Biogen, Inc. +                                                 2,225,000
         100,000      Gilead Sciences, Inc. +                                        1,762,500
                                                                                   -----------
                                                                                     3,987,500

                      HEALTHCARE - DRUG/DIVERSIFIED 5.5%*
         100,000      Abbott Laboratories                                            4,050,000
          85,000      Biovail Corporation International +                            1,583,125
         115,000      Circa Pharmaceuticals, Inc. +                                  3,665,625
          60,000      Johnson & Johnson                                              4,057,500
          65,000      Merck & Company, Inc.                                          3,185,000
          45,000      Pfizer, Inc.                                                   4,156,875
                                                                                   -----------
                                                                                    20,698,125

                      HEALTHCARE - INSTRUMENTATION 1.2%*
         60,000       Medtronic, Inc.                                                4,627,500


                      HEALTHCARE - MEDICAL SUPPLY 1.3%*
         173,000      Quest Medical, Inc. +                                          2,097,625
          70,000      Sybron International Corporation +                             2,791,250
                                                                                   -----------
                                                                                     4,888,875

                      HEALTHCARE - PATIENT CARE 1.3%*
          46,200      Apria Healthcare Group +                                       1,305,150
          70,000      Phy Cor, Inc. +                                                2,458,750
          40,000      Vencor, Inc. +                                                 1,260,000
                                                                                   -----------
                                                                                     5,023,900

                      HEALTHCARE - PRODUCT 2.1%*
          30,000      Arrow International, Inc.                                      1,267,500
         125,000      Boston Scientific Corporation +                                3,984,375
         116,000      Guidant Corporation +                                          2,784,000
                                                                                   -----------
                                                                                     8,035,875

                      HOUSING RELATED 0.7%*
          90,000      Danaher Corporation                                            2,722,500

                      INSURANCE - MULTI-LINE 1.4%*
         110,000      MGIC Investment Corporation                                    5,156,250

                      INSURANCE - PROPERTY & CASUALTY 2.1%*
          82,000      The PMI Group, Inc.                                            3,556,750
         125,000      Vesta Insurance Group, Inc.                                    4,296,875
                                                                                   -----------
                                                                                     7,853,625

                      LEISURE SERVICE 1.2%*
         100,000      Marriott International, Inc.                                   3,587,500
          66,000      Studio Plus Hotels, Inc. +                                     1,105,500
                                                                                   -----------
                                                                                     4,693,000

                      MACHINERY - MISCELLANEOUS 1.0%*
         135,000      Brooks Automation, Inc. +                                      2,396,250
          65,000      3D Systems, Inc. +                                             1,202,500
                                                                                   -----------
                                                                                     3,598,750

                      MEDIA - RADIO/TV 0.7%*
          75,000      LIN Television Corporation +                                   2,521,875

                      METAL PRODUCTS & FABRICATION 0.6%*
         130,000      NN Ball & Roller, Inc.                                         2,307,500


                      MORTGAGE & RELATED SERVICE 2.8%*
          61,000      CMAC Investment Corporation                                    2,645,875
         130,000      The Foothill Group, Inc.                                       3,315,000
         105,000      Green Tree Financial Corporation                               4,659,375
                                                                                   -----------
                                                                                    10,620,250

                      OFFICE AUTOMATION 1.4%*
         244,500      Corporate Express, Inc. +                                      5,226,188

                      OIL - NORTH AMERICAN EXPLORATION
                        & PRODUCTION 1.5%*
          75,000      Apache Corporation                                             2,053,125
         160,000      Barrett Resources Corporation +                                3,720,000
                                                                                   -----------
                                                                                     5,773,125

                      OIL WELL EQUIPMENT & SERVICE 0.5%*
         231,000      Oceaneering International, Inc. +                              2,050,125

                      PERSONAL & COMMERCIAL LENDING 0.9%*
          75,000      First USA, Inc.                                                3,328,125


SCHEDULE OF INVESTMENTS IN SECURITIES (Continued)      June 30,1995 (Unaudited)
STRONG GROWTH FUND (continued)

         SHARES OR                                                                   VALUE
         PRINCIPAL AMOUNT                                                          (NOTE 2)
         -------------------------------------------------------------------------------------
                      RAILROAD 0.6%*
          50,000      Wisconsin Central Transportation Corporation +              $  2,450,000

                      RETAIL - DEPARTMENT STORE 1.0%*
          80,000      Kohl's Corporation +                                           3,650,000

                      RETAIL - DISCOUNT & VARIETY 0.8%*
         100,000      Dollar General Corporation                                     3,162,500

                      RETAIL - RESTAURANT 4.4%*
          50,000      Apple South, Inc.                                                975,000
         100,000      Boston Chicken, Inc. +                                         2,418,750
         124,000      Landry's Seafood Restaurants, Inc. +                           2,480,000
          84,400      Lone Star Steakhouse & Saloon, Inc. +                          2,558,375
         110,000      McDonald's Corporation                                         4,303,750
         105,000      Starbucks Corporation +                                        3,740,625
                                                                                  ------------
                                                                                    16,476,500

                      RETAIL - SPECIALTY 9.6%*
          50,000      Baby Superstore, Inc. +                                        2,356,250
          72,000      CUC International, Inc. +                                      3,024,000
         145,000      The Circle K Corporation +                                     2,446,875
         150,000      Circuit City Stores, Inc. +                                    4,743,750
          60,000      Discount Auto Parts, Inc. +                                    1,522,500
          90,000      Fastenal Company                                               2,458,125
          50,000      The Gymboree Corporation +                                     1,453,125
         125,000      Insight Enterprises, Inc. +                                    1,937,500
         155,000      Just For Feet, Inc. +                                          6,180,625
         105,000      The Mens Wearhouse, Inc. +                                     2,887,500
         125,000      Staples, Inc. +                                                3,609,375
          51,500      Sunglass Hut International, Inc. +                             1,802,500
          55,000      Viking Office Products, Inc. +                                 2,014,375
                                                                                  ------------
                                                                                    36,436,500

                      SHOE & APPAREL MANUFACTURING 1.6%*
          55,000      Nautica Enterprises, Inc. +                                    1,993,750
          75,000      St. John Knits, Inc.                                           3,365,625
          40,000      Wolverine World Wide, Inc.                                       830,000
                                                                                  ------------
                                                                                     6,189,375

                      SOAP & CLEANING PREPARATION 0.6%*
          30,000      The Procter & Gamble Company                                   2,156,250

                      TELECOMMUNICATION EQUIPMENT 4.6%*
         140,000      ADC Telecommunications, Inc. +                                 5,005,000
         125,000      Global Village Communication +                                 1,953,125
          25,000      Qualcomm, Inc. +                                                 864,063
          45,000      StrataCom, Inc. +                                              2,193,750
         150,000      Tellabs, Inc. +                                                7,218,750
                                                                                  ------------
                                                                                    17,234,688

                      TELEPHONE 1.0%*
         150,000      Cincinnati Bell, Inc.                                          3,787,500

                      TOBACCO 0.7%*
          35,000      Philip Morris Companies, Inc.                                  2,603,125

                      TRANSPORTATION SERVICE 1.4%*
         195,000      U.S. Delivery Systems, Inc. +                                  5,118,750
                                                                                  ------------
                      Total Domestic Stocks                                        343,200,794



                      FOREIGN STOCKS 7.3%*
                      CANADA 1.0%*
                      OIL - NORTH AMERICAN EXPLORATION
                        & PRODUCTION
         950,000      Gulf Canada Resources, Ltd. +                                  3,807,476

                      FINLAND 1.6%*
                      TELECOMMUNICATION EQUIPMENT
         100,000      Nokia Corporation ADR (USD)                                    5,962,500

                      GERMANY 0.7%*
                      COMPUTER SOFTWARE
          65,000      SAP AG ADS (USD) (Acquired 5/23/95;
                      Cost $2,373,800) (r)                                           2,730,000

                      IRELAND 0.6%*
                      COMPUTER SOFTWARE
          50,000      CBT Group PLC ADR (USD) +                                      2,118,750

                      ISRAEL 1.0%*
                      HEALTHCARE - DRUG/DIVERSIFIED
         100,000      Teva Pharmaceutical Industries, Ltd. ADR (USD)                 3,750,000

                      NETHERLANDS 1.2%*
                      COMPUTER SOFTWARE
         150,000      Baan Company N.V. ADR (USD) +                                  4,631,250

                      SWEDEN 0.5%*
                      TELECOMMUNICATION EQUIPMENT
         100,000      Ericsson (LM) Telephone Company ADR (USD)                      2,000,000

                      UNITED KINGDOM 0.7%*
                      OFFICE AUTOMATION
         110,000      Danka Business Systems PLC ADR (USD)                           2,660,625
                                                                                  ------------
                      Total Foreign Stocks                                          27,660,601
                                                                                  ------------
                      TOTAL COMMON STOCKS (COST $317,568,048)                      370,861,395

                      CONVERTIBLE CORPORATE BONDS 0.4%*
                      DOMESTIC BONDS 0.3%*
      $  500,000      First Financial Management Corporation Senior
                         Convertible Debentures,  5.00%, Due 12/15/99                  667,500
         300,000      Medaphis Corporation Convertible Subordinated
                         Debentures, 6.50%, Due 1/01/00 (Acquired
                         4/08/94 - 4/29/94; Cost $411,750) (r)                         468,375
                                                                                  ------------
                      Total Domestic Bonds                                           1,135,875

                      FOREIGN BONDS 0.1%*
                      UNITED KINGDOM
         500,000      Danka Business Systems PLC Convertible
                         Subordinated Notes, 6.75%, Due 4/01/02
                         (Acquired 3/06/95 - 5/17/95; Cost $514,375) (r)               525,000
                                                                                  ------------
                      TOTAL CONVERTIBLE CORPORATE BONDS
                         (COST $1,355,082)                                           1,660,875

                      CASH EQUIVALENTS 2.5%*
                      COMMERCIAL PAPER 2.5%*
                      DISCOUNTED 2.4%*
       4,400,000      Burlington Northern Railroad Company
                         Due 7/03/95                                                 4,400,000
       4,600,000      PaineWebber Group, Inc.
                         Due 7/03/95                                                 4,600,000
                                                                                  ------------
                                                                                     9,000,000




                      See notes to financial statements.


    SHARES OR                                                                       VALUE
  PRINCIPAL AMOUNT                                                                (NOTE 2)
  ------------------------------------------------------------------------------------------
                      INTEREST BEARING, DUE UPON DEMAND 0.1%*
        $ 98,400      General Mills, Inc., 5.72%                                 $     98,400
          25,000      Pitney Bowes Credit Corporation, 5.73 %                          25,000
         370,600      Southwestern Bell Telephone Company, 5.71%                      370,600
                                                                                 ------------
                                                                                      494,000
                                                                                 ------------
                      Total Cash Equivalents (Cost $9,494,000)                      9,494,000
                                                                                 ------------
                      TOTAL INVESTMENTS IN SECURITIES
                        (COST $328,417,130) 100.9%*                               382,016,270
                      Other Assets and Liabilities, Net (0.9%)*                    (3,770,062)
                                                                                 ------------
                      NET ASSETS 100.0%*                                         $378,246,208
                                                                                 ============


STRONG COMMON STOCK FUND

    SHARES OR                                                                       VALUE
  PRINCIPAL AMOUNT                                                                (NOTE 2)
  ------------------------------------------------------------------------------------------

                      COMMON STOCKS 89.6%*
                      DOMESTIC STOCKS 78.0%*
                      AEROSPACE & DEFENSE 1.4%*
         370,000      Precision Castparts Corporation                             $12,996,250

                      AGRICULTURAL OPERATIONS 1.1%*
         242,100      Pioneer Hi-Bred International, Inc.                          10,168,200

                      AUTO & TRUCK PARTS 0.5%*
         185,600      Automotive Industries Holding, Inc. +                         5,034,400

                      BANK - REGIONAL 1.0%*
         290,000      Old Kent Financial Corporation                                9,860,000

                      BANK - SUPER REGIONAL 1.2%*
         395,000      Norwest Corporation                                          11,356,250

                      BROKERAGE & INVESTMENT MANAGEMENT 1.3%*
         585,000      Apartment Investment and Management Company                  11,846,250

                      CHEMICAL 0.3%*
         160,000      Freeport-McMoRan, Inc.                                        2,820,000

                      COMMERCIAL SERVICE 4.9%*
         355,000      CCH, Inc. Class A                                             7,987,500
         188,000      CCH, Inc. Class B                                             4,089,000
         280,000      Diebold, Inc.                                                12,180,000
         456,000      Ecolab, Inc.                                                 11,172,000
         860,000      Rollins Truck Leasing Corporation                             9,245,000
                                                                                  -----------
                                                                                   44,673,500

                      COMPUTER - PERIPHERAL EQUIPMENT 2.0%*
         470,000      Quantum Corporation +                                        10,751,250
         185,000      Seagate Technology, Inc. +                                    7,261,250
                                                                                  -----------
                                                                                   18,012,500

                      COMPUTER - PERSONAL & WORKSTATION 0.9%*
         881,100      Data General Corporation +                                    8,480,588

                      ELECTRONIC PART DISTRIBUTION 1.5%*
         400,000      Marshall Industries +                                        13,400,000

                      ELECTRONIC PRODUCTS - MISCELLANEOUS 0.5%*
         240,000      Nichols Research Corporation +                                4,110,000


                      ELECTRONICS - SEMICONDUCTOR/COMPONENT 5.0%*
         260,000      Cirrus Logic, Inc. +                                         16,298,750
         212,000      Intel Corporation                                            13,422,250
          81,800      Littelfuse, Inc. +                                            2,561,362
         100,000      Texas Instruments, Inc.                                      13,387,500
                                                                                  -----------
                                                                                   45,669,862

                      FOOD 2.4%*
         360,000      Dole Food Company, Inc.                                      10,485,000
         410,000      Nabisco Holdings Corporation                                 11,070,000
                                                                                  -----------
                                                                                   21,555,000

                      HEALTHCARE - BIOMEDICAL/GENETIC 0.9%*
         563,000      Centocor, Inc. +                                              8,057,937

                      HEALTHCARE - INSTRUMENTATION 1.0%*
         318,100      Beckman Instruments, Inc.                                     8,867,038

                      HEALTHCARE - MEDICAL SUPPLY 2.3%*
         235,000      Invacare Corporation                                          9,752,500
         280,000      Sybron International Corporation +                           11,165,000
                                                                                  -----------
                                                                                   20,917,500

                      HEALTHCARE - PATIENT CARE 2.5%*
         515,000      FHP International Corporation +                              11,845,000
         735,000      Tenet Healthcare Corporation +                               10,565,625
                                                                                  -----------
                                                                                   22,410,625

                      HEALTHCARE - PRODUCT 2.0%*
         400,000      Allergan, Inc.                                               10,850,000
         315,000      Guidant Corporation +                                         7,560,000
                                                                                  -----------
                                                                                   18,410,000

                      HOUSEHOLD APPLIANCE & FURNISHINGS 1.1%*
         478,000      Libbey, Inc.                                                  9,918,500

                      HOUSING RELATED 0.9%*
         441,400      TJ International                                              8,276,250

                      MEDIA - PUBLISHING 1.2%*
         348,700      A.H. Belo Corporation                                        10,678,938

                      MEDIA - RADIO/TV 6.2%*
         127,000      Capital Cities/ABC, Inc.                                     13,716,000
         702,552      Cox Communications, Inc. Class A +                           13,611,945
         412,000      International Family Entertainment, Inc. Class B +            6,489,000
         505,000      Tele-Communications, Inc. Class A +                          11,835,937
         535,000      Turner Broadcasting System, Inc. Class B                     10,967,500
                                                                                  -----------
                                                                                   56,620,382

                      METALS & MINING 1.8%*
         181,400      Asarco, Inc.                                                  5,532,700
         660,000      Magma Copper Company +                                       10,725,000
                                                                                  -----------
                                                                                   16,257,700

                      NATURAL GAS DISTRIBUTION 1.0%*
         385,000      Enron Global Power & Pipelines L.L.C.                         9,143,750

                      OIL - NORTH AMERICAN EXPLORATION &
                      PRODUCTION 4.5%*
         348,000      Apache Corporation                                            9,526,500
         525,000      Devon Energy Corporation                                     11,287,500
         695,000      H S Resources, Inc. +                                         9,730,000
         490,000      Union Texas Petroleum Holdings, Inc.                         10,351,250
                                                                                  -----------
                                                                                   40,895,250


SCHEDULE OF INVESTMENTS IN SECURITIES                JUNE 30, 1995 (Unaudited)
STRONG COMMON STOCK FUND (continued)

         SHARES OR                                                                 VALUE
         PRINCIPAL AMOUNT                                                         (NOTE 2)
         -------------------------------------------------------------------------------------
                      OIL - NORTH AMERICAN INTEGRATED 1.1%*
         310,000      Phillips Petroleum Company                                 $  10,346,250

                      OIL WELL EQUIPMENT & SERVICE 3.4%*
         677,000      Offshore Logistics, Inc. +                                     9,478,000
         360,000      Sonat Offshore Drilling, Inc.                                 10,350,000
         448,000      Tidewater, Inc.                                               11,256,000
                                                                                 -------------
                                                                                    31,084,000

                      PRECIOUS METAL/GEM/STONE 2.1%*
         860,000      Battle Mountain Gold Company                                   8,277,500
         267,000      Newmont Mining Company                                        11,180,629
                                                                                 -------------
                                                                                    19,458,129

                      RAILROAD 1.2%*
         230,000      Wisconsin Central Transportation Corporation +                11,270,000

                      RETAIL - DEPARTMENT STORE 2.4%*
         418,000      Dillard Department Stores, Inc. Class A                       12,278,750
         195,000      J.C. Penney Company, Inc.                                      9,360,000
                                                                                 -------------
                                                                                    21,638,750

                      RETAIL - DISCOUNT & VARIETY 0.4%*
         126,500      Toys 'R' Us, Inc. +                                            3,700,125

                      RETAIL - FOOD CHAIN 3.5%*
         371,000      American Stores Company                                       10,434,375
         430,000      The Kroger Company +                                          11,556,250
         494,000      The Vons Companies, Inc. +                                     9,941,750
                                                                                 -------------
                                                                                    31,932,375

                      RETAIL - RESTAURANT 1.1%*
         406,200      IHOP Corporation +                                            10,459,650

                      RETAIL - SPECIALTY 5.0%*
         262,000      The Gap, Inc.                                                  9,137,250
         347,000      Jones Apparel Group, Inc. +                                   10,366,625
         306,000      Melville Corporation                                          10,480,500
         920,000      Musicland Stores Corporation +                                 9,430,000
         330,000      Software Spectrum, Inc. +                                      6,847,500
                                                                                 -------------
                                                                                    46,261,875

                      SAVINGS & LOAN 1.1%*
         475,000      Washington Federal Savings & Loan Association                 10,450,000

                      TELECOMMUNICATION EQUIPMENT 1.3%*
         455,000      Belden, Inc.                                                  12,285,000

                      TELECOMMUNICATION SERVICE 6.0%*
         425,000      AirTouch Communications +                                     12,112,500
          82,000      LIN Broadcasting Corporation +                                10,373,000
         350,600      Paging Network, Inc. +                                        12,008,050
         300,000      Sprint Corporation                                            10,087,500
         345,000      United States Cellular Corporation +                          10,436,250
                                                                                 -------------
                                                                                    55,017,300
                                                                                 -------------
                      Total Domestic Stocks                                        714,340,124

                      FOREIGN STOCKS 11.6%*
                      AUSTRALIA 0.4%*
                      FINANCE - MISCELLANEOUS 0.3%*
         205,000      Lend Lease Corporation                                         2,614,040

                      LEISURE SERVICE 0.1%*
       3,200,000      Accor Asia Pacific Company, Ltd.                               1,497,830
                                                                                 -------------
                                                                                     4,111,870

                      BERMUDA 2.7%*
                      INSURANCE - DIVERSIFIED 1.5%*
         115,000      Tempest Reinsurance Company, Ltd.
                         (Acquired 9/15/93; Cost $11,500,000) (r)                   14,054,150

                      INSURANCE - PROPERTY & CASUALTY 1.2%*
         413,200      Partners RE Holdings, Ltd. ADR (USD)                          10,794,850
                                                                                 -------------
                                                                                    24,849,000

                      HONG KONG 1.1%*
                      AIRLINE 0.3%*
       2,000,000      Cathay Pacific Airways, Ltd.                                   2,920,953

                      BANK - MONEY CENTER 0.6%*
          42,000      HSBC Holdings PLC ADR (USD)                                    5,387,390

                      REAL ESTATE 0.2%*
       1,000,000      Hysan Development Company, Ltd.                                2,287,649
                                                                                 -------------
                                                                                    10,595,992

                      JAPAN 0.1%*
                      BROKERAGE & INVESTMENT MANAGEMENT
          25,000      Nomura Securities Company, Ltd.                                  437,352

                      NEW ZEALAND 1.0%*
                      AIRLINE 0.1%*
         200,000      Air New Zealand, Ltd. Class B                                    581,856

                      CONGLOMERATE 0.2%*
       2,850,000      Brierley Investments, Ltd.                                     2,153,870

                      FOOD 0.3%*
       1,375,000      Lion Nathan, Ltd.                                              2,722,016

                      PAPER & FOREST PRODUCTS 0.4%*
       1,700,000      Carter Holt Harvey, Ltd.                                       4,161,274
                                                                                 -------------
                                                                                     9,619,016

                      SINGAPORE 0.5%*
                      CONGLOMERATE 0.2%*
         285,000      Jardine Matheson Holdings, Ltd. (USD)                          2,094,750



                      SHIPPING 0.3%*
         325,000      Jurong Shipyards, Ltd.                                         2,327,247
                                                                                 -------------
                                                                                     4,421,997

                      SOUTH AFRICA 1.0%*
                      PRECIOUS METAL/GEM/STONE
         360,000      De Beers Consolidated Mines, Ltd. ADR (USD)                    9,315,000

                      SWEDEN 1.3%*
                      CONGLOMERATE 0.9%*
          98,000      Asea AB                                                        8,464,336

                      HEALTHCARE - MEDICAL SUPPLY 0.4%*
         154,000      Arjo AB                                                        1,357,688
          90,000      Arjo AB ADR (USD) (Acquired 11/05/93 -
                         5/09/95; Cost $2,508,250) (r)                               1,586,250
                                                                                 -------------
                                                                                     2,943,938

                      METALS & MINING 0.0%*
          10,000      Terra Mining AB                                                  183,211
                                                                                 -------------
                                                                                    11,591,485


                      See notes to financial statements.

         SHARES OR                                                                   VALUE
         PRINCIPAL AMOUNT                                                           (NOTE 2)
         -------------------------------------------------------------------------------------
                      SWITZERLAND 1.2%*
                      FOOD
           214,000    Nestle SA Sponsored ADR (USD)                              $  11,135,426

                      TAIWAN 0.3%*
                      CLOSED-END FUND
         1,453,000    Core Pacific Pioneer Fund                                        455,715
         1,224,000    Jardine Fleming Fund                                             476,311
         1,233,000    Kwang Hua Fortune Fund                                           460,716
         1,121,000    NITC Fu-yuan Fund                                                475,294
         1,193,000    Yuan Ta Duo Yuan Fund                                            482,725
                                                                                 -------------
                                                                                     2,350,761

                      UNITED KINGDOM 2.0%*
                      MEDIA - RADIO/TV
           551,700    Bell Cablemedia PLC ADR (USD) +                               10,482,300
           400,000    Nynex Cable Comms Group ADR (USD) +                            8,100,000
                                                                                 -------------
                                                                                    18,582,300
                                                                                 -------------
                      Total Foreign Stocks                                         107,010,199
                                                                                 -------------
                      TOTAL COMMON STOCKS (COST $681,356,366)                      821,350,323

                      CASH EQUIVALENTS 9.9%*
                      COMMERCIAL PAPER 9.8%*
                      DISCOUNTED 9.7%*
       $ 7,900,000    Burlington Northern Railroad Company
                         Due 7/03/95                                                 7,900,000
         6,200,000    Countrywide Funding Corporation
                         Due 7/07/95                                                 6,195,846
        18,500,000    Hawaiian Electric Company
                         Due 7/10/95                                                18,478,237
        12,800,000    Olin Corporation
                         Due 7/07/95                                                12,791,396
        21,000,000    Premark International, Inc.
                         Due 7/05/95                                                20,992,942
        14,000,000    Ryder System, Inc.
                         Due 7/11/95                                                13,981,022
         8,500,000    Sonat, Inc.
                         Due 7/11/95                                                 8,488,534
                                                                                 -------------
                                                                                    88,827,977

                      INTEREST BEARING, DUE UPON DEMAND 0.1%*
           205,500    Eli Lilly & Company, 5.55%                                       205,500
           361,600    General Mills, Inc., 5.71%                                       361,600
           172,400    Pitney Bowes Credit Corporation, 5.73%                           172,400
           201,400    Southwestern Bell Telephone Company, 5.71%                       201,400
            13,200    Wisconsin Electric Power Company, 5.77%                           13,200
                                                                                 -------------
                                                                                       954,100
                                                                                 -------------
                      Total Commercial Paper                                        89,782,077

                      UNITED STATES GOVERNMENT ISSUES 0.1%*
                      United States Treasury Bills:
           635,000       Due 7/06/95                                                   634,714
            75,000       Due 8/10/95                                                    74,580
           345,000       Due 9/21/95                                                   340,868
                                                                                 -------------
                                                                                     1,050,162
                                                                                 -------------
                      Total Cash Equivalents (Cost $90,832,223)                     90,832,239
                                                                                 -------------
                      TOTAL INVESTMENTS IN SECURITIES
                         (COST $772,188,589) 99.5%*                                912,182,562
                      Other Assets and Liabilities, Net 0.5%*                        4,140,184
                                                                                 -------------
                      NET ASSETS 100.0%*                                          $916,322,746
                                                                                 =============



STRONG DISCOVERY FUND

         SHARES OR                                                                    VALUE
         PRINCIPAL AMOUNT                                                           (NOTE 2)
         -------------------------------------------------------------------------------------
                      COMMON STOCKS 90.7%*
                      DOMESTIC STOCKS 81.5%*
                      AIRLINE 0.8%*
           135,800    America West Airlines, Inc. Class B +                       $  1,646,575
            57,000    Southwest Airlines Company                                     1,360,875
            13,100    ValuJet Airlines, Inc. +                                         430,662
                                                                                       -------
                                                                                     3,438,112

                      AUTO & TRUCK PARTS 1.7%*
            40,500    Bandag, Inc. Class A                                           2,318,625
            20,500    Exide Corporation                                                881,500
            91,100    The Goodyear Tire & Rubber Company                             3,757,875
            64,200    Thompson PBE, Inc. +                                           1,059,300
                                                                                     ---------
                                                                                     8,017,300

                      AUTOMOBILE 3.5%*
           170,300    Chrysler Corporation                                           8,153,113
           140,000    Ford Motor Company                                             4,165,000
            86,700    General Motors Corporation                                     4,064,062
                                                                                     ---------
                                                                                    16,382,175

                      BANK - MONEY CENTER 0.2%*
            17,500    Citicorp                                                       1,012,812

                      BROKERAGE & INVESTMENT MANAGEMENT 2.0%*
            24,100    Associated Estates Realty Corporation                            509,112
            11,900    Equity Inns, Inc.                                                127,925
            23,500    Franklin Resources, Inc.                                       1,045,750
            18,000    Merry Land & Investment Company, Inc.                            366,750
            27,150    The Quick & Reilly Group, Inc.                                   984,187
            10,500    RFS Hotel Investors, Inc.                                        160,125
            91,600    ROC Communities, Inc.                                          2,026,650
            97,000    Salomon, Inc.                                                  3,892,125
                                                                                     ---------
                                                                                     9,112,624

                      CHEMICAL - SPECIALTY 1.1%*
            85,500    W.R. Grace & Company                                           5,247,562

                      COMMERCIAL SERVICE 3.3%*
           104,600    Career Horizons Corporation +                                  1,987,400
           200,000    Consolidated Graphics, Inc. +                                  2,750,000
            20,000    Diebold, Inc.                                                    870,000
           270,900    Education Alternatives, Inc. +                                 3,318,525
            36,600    Insurance Auto Auctions, Inc. +                                1,070,550
           144,000    Sensormatic Electronics Corporation                            5,112,000
                                                                                     ---------
                                                                                    15,108,475

                      COMPUTER - MAINFRAME 0.7%*
             5,000    International Business Machines Corporation                      480,000
           249,200    Unisys Corporation +                                           2,710,050
                                                                                     ---------
                                                                                     3,190,050

                      COMPUTER - PERIPHERAL EQUIPMENT 1.6%*
            41,500    American Power Conversion +                                      949,312
            36,700    Digi International, Inc. +                                       834,925
            85,000    EMC Communications Corporation +                               2,061,250
            11,600    FileNet Corporation +                                            468,350
            41,800    Komag, Inc. +                                                  2,173,600
             9,600    U.S. Robotics, Inc. +                                          1,046,400
                                                                                      ---------
                                                                                     7,533,837

                      COMPUTER - PERSONAL & WORKSTATION 3.0%*
           174,000    Apple Computer, Inc.                                           8,080,125
           111,000    Compaq Computer Corporation +                                  5,036,625
            10,900    Sun Microsystems, Inc. +                                         528,650
                                                                                       -------
                                                                                    13,645,400



                       See notes to financial statements

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)      June 30, 1995 (Unaudited)
STRONG DISCOVERY FUND (continued)

       SHARES OR                                                                        VALUE
       PRINCIPAL AMOUNT                                                               (NOTE 2)
       ---------------------------------------------------------------------------------------
                      COMPUTER SERVICE 1.6%*
         12,800       Cycare Systems, Inc. +                                     $     348,800
        119,000       Datalogix International, Inc. +                                2,900,625
        177,500       Pyxis Corporation +                                            4,015,937
                                                                                 -------------
                                                                                     7,265,362

                      COMPUTER SOFTWARE 13.1%*
        161,900       Acclaim Entertainment, Inc. +                                  2,985,035
         37,200       Adobe Systems, Inc.                                            2,157,600
         11,000       Ascend Communications, Inc. +                                    555,500
         20,000       Aspen Technology, Inc. +                                         510,000
         42,000       Autodesk, Inc.                                                 1,806,000
         33,200       BMC Software, Inc. +                                           2,564,700
         97,200       Cabletron Systems, Inc. +                                      5,175,900
         85,000       Computer Associates International, Inc.                        5,758,750
        153,100       Computer Network Technology Corporation +                      1,569,275
         47,600       Concentra Corporation +                                          464,100
         59,800       Electronic Arts, Inc. +                                        1,622,075
         19,200       Expert Software, Inc. +                                          355,200
         45,500       Hyperion Software Corporation +                                2,058,875
        170,000       Informix Corporation +                                         4,313,750
        436,400       McAfee Associates, Inc. +                                     13,228,375
         25,000       Medic Computer Systems, Inc. +                                   962,500
         23,300       Microsoft Corporation +                                        2,105,738
        116,500       NetManage, Inc. +                                              1,980,500
        265,100       Novell, Inc. +                                                 5,285,431
         38,900       Platinum Technology, Inc. +                                      705,062
        276,300       Saber Software Corporation +                                   2,400,356
         32,300       Spyglass, Inc. +                                                 924,588
          6,200       Sterling Software, Inc. +                                        238,700
         25,000       Symantec Corporation +                                           721,875
                                                                                 -------------
                                                                                    60,449,885

                      COMPUTER SYSTEMS 0.9%*
         90,000       Oracle Systems Corporation +                                   3,476,250
         29,100       System Software Associates, Inc.                                 582,000
                                                                                 -------------
                                                                                     4,058,250

                      CONSUMER - MISCELLANEOUS 0.2%*
         45,000       Equity Corporation International +                               911,250

                      DIVERSIFIED OPERATIONS 1.3%*
         31,700       Alco Standard Corporation                                      2,532,038
         87,500       Jason, Inc. (Acquired 1/21/94; Cost $770,000) (r) +              750,750
         12,700       Lockheed Martin Corporation                                      801,687
         35,800       Tyco International, Ltd.                                       1,933,200
                                                                                 -------------
                                                                                     6,017,675

                      ELECTRONIC PART DISTRIBUTION 0.2%*
          9,000       Kent Electronics Corporation +                                   340,875
         64,800       Richey Electronics, Inc. +                                       388,800
                                                                                 -------------
                                                                                       729,675

                      ELECTRONIC PRODUCTS - MISCELLANEOUS 0.4%*
         87,000       Teltrend, Inc.                                                 1,718,250

                      ELECTRONICS - SEMICONDUCTOR/COMPONENT 7.8%*
         11,200       Advanced Micro Devices, Inc. +                                   407,400
         37,900       Altera Corporation                                             1,639,175
         20,100       Applied Materials, Inc. +                                      1,741,162
         83,000       Atmel Corporation +                                            4,596,125
         35,900       The Cherry Corporation +                                         475,675
         87,200       Cypress Semiconductor, Inc. +                                  3,531,600
         14,400       Dallas Semiconductor Corporation                                 295,200
          9,000       Integrated Device Technology, Inc. +                             416,250

                      ELECTRONICS - SEMICONDUCTOR/COMPONENT
                      7.8%* (CONT.)
          9,800       Integrated Silicon Solution, Inc. +                              512,050
         47,100       Intel Corporation                                              2,982,019
          6,100       Kulicke & Soffa Industries, Inc. +                               404,506
          9,800       Linear Technology Corporation                                    646,800
         22,000       LSI Logic Corporation +                                          860,750
         65,500       Maxim Integrated Products, Inc. +                              3,340,500
         47,000       Micron Technology, Inc.                                        2,579,125
         90,000       Motorola, Inc.                                                 6,041,250
          7,500       Sierra Semiconductor Corporation +                               238,125
         10,700       Texas Instruments, Inc.                                        1,432,463
         95,000       VLSI Technology, Inc. +                                        2,861,875
         10,400       Xilinx, Inc. +                                                   977,600
                                                                                 -------------
                                                                                    35,979,650

                      FINANCE - MISCELLANEOUS 1.3%*
         42,600       Advanta Corporation Class B                                    1,608,150
         19,400       American Express Company                                         681,425
         27,700       Dean Witter, Discover & Company                                1,301,900
         34,000       MBNA Corporation                                               1,147,500
         68,100       Mercury Finance Company                                        1,310,925
                                                                                 -------------
                                                                                     6,049,900

                      FOOD 0.2%*
         24,000       Lancaster Colony Corporation                                     858,000

                      HEALTHCARE - DRUG/DIVERSIFIED 0.5%*
        110,700       Barr Laboratories, Inc. +                                      2,393,887

                      HEALTHCARE - MEDICAL SUPPLY 2.3%*
         24,700       Bausch & Lomb, Inc.                                            1,025,050
         35,000       Dentsply International, Inc.                                   1,260,000
        146,780       Laboratory Corporation of America Holdings +                   1,944,835
         30,414       Laboratory Corporation of America Holdings
                         Warrants, Expire 4/28/00 +                                     45,621
         30,500       McKesson Corporation                                           1,425,875
        140,000       Omnicare, Inc.                                                 3,797,500
         20,200       Patterson Dental Company +                                       479,750
         15,600       Sybron International Corporation +                               622,050
                                                                                 -------------
                                                                                    10,600,681

                      HEALTHCARE - PATIENT CARE 3.1%*


        117,100       American Oncology Resources, Inc. +                            3,249,525
         46,000       Apria Healthcare Group +                                       1,299,500
          9,000       Charter Medical Corporation +                                    146,250
         48,400       FPA Medical Management, Inc. +                                   484,000
         12,800       Manor Care, Inc.                                                 372,800
         76,200       Medpartners, Inc. +                                            1,466,850
        132,100       Phy Cor, Inc. +                                                4,640,012
         87,500       Physician Reliance Network, Inc. +                             1,706,250
        107,900       Professional Sports Care Management, Inc. +                    1,099,231
                                                                                 -------------
                                                                                    14,464,418

                      HOUSEHOLD APPLIANCE & FURNISHINGS 0.3%*
         70,900       SHAW Industries, Inc.                                          1,205,300

                      HOUSING RELATED 0.6%*
         72,300       The Black & Decker Corporation                                 2,232,262
         14,100       Danaher Corporation                                              426,525
                                                                                 -------------
                                                                                     2,658,787

                      INSURANCE - MULTI-LINE 0.0%*
          2,500       MGIC Investment Corporation                                      117,188



                      See notes to financial statements.

       SHARES OR                                                                       VALUE
       PRINCIPAL AMOUNT                                                               (NOTE 2)
       ---------------------------------------------------------------------------------------
                      INSURANCE - PROPERTY & CASUALTY 0.3%*
         45,000       Vesta Insurance Group, Inc.                                  $ 1,546,875

                      LEISURE PRODUCT 3.2%*
         67,100       Custom Chrome, Inc. +                                          1,342,000
        550,200       Harley-Davidson, Inc.                                         13,411,125
                                                                                    ----------
                                                                                    14,753,125

                      LEISURE SERVICE 1.3%*
         24,600       Bally Entertainment Corporation +                                301,350
         48,400       GTECH Holdings Corporation +                                   1,415,700
        112,800       Promus Companies, Inc. +                                       4,399,200
                                                                                    ----------
                                                                                     6,116,250

                      MACHINE TOOL 0.9%*
        148,850       Applied Power, Inc.                                            4,298,044

                      MACHINERY - MISCELLANEOUS 0.2%*
         25,100       PRI Automation, Inc. +                                           822,025

                      MANUFACTURING 0.0%*
          5,000       Matthews International Corporation Class A                        93,750

                      MEDIA - PUBLISHING 0.5%*
         60,100       Time Warner, Inc.                                              2,471,613

                      MEDIA - RADIO/TV 1.3%*
         57,000       Comcast Corporation Class A                                    1,058,062
        105,181       Evergreen Media Corporation Class A +                          2,734,706
         21,300       SFX Broadcasting, Inc. +                                         569,775
         60,900       Tele-Communications, Inc. Class A +                            1,427,344
                                                                                    ----------
                                                                                     5,789,887

                      MORTGAGE & RELATED SERVICE 1.8%*
        246,600       Countrywide Credit Industries, Inc.                            5,178,600
         23,700       Finova Group, Inc.                                               829,500
         25,000       Green Tree Financial Corporation                               1,109,375
         18,300       North American Mortgage Company                                  423,187
         25,100       Pulte Corporation                                                702,800
                                                                                    ----------
                                                                                     8,243,462

                      OFFICE AUTOMATION 2.2%*
        110,100       Corporate Express, Inc. +                                      2,353,387
        153,850       Nu-Kote Holding, Inc. +                                        4,884,738
         12,800       Pitney Bowes, Inc.                                               491,200
         20,700       Xerox Corporation                                              2,427,075
                                                                                    ----------
                                                                                    10,156,400

                      OIL - NORTH AMERICAN EXPLORATION &
                      PRODUCTION 0.8%*
         24,200       Cross Timber Oil Company                                         384,175
        263,000       Flores & Rucks, Inc. +                                         3,221,750
                                                                                    ----------
                                                                                     3,605,925

                      PAPER & FOREST PRODUCTS 0.0%*
          8,800       Specialty Paperboard, Inc. +                                     116,600

                      PERSONAL & COMMERCIAL LENDING 0.5%*
         56,800       First USA, Inc.                                                2,520,500

                      POLLUTION CONTROL 0.0%*
          5,300       Asyst Technologies, Inc. +                                       196,762


                      PRECIOUS METAL/GEM/STONE 1.6%*
        194,700       Barrick Gold Corporation                                       4,916,175
         36,000       Newmont Mining Company                                         1,507,500
         71,700       Santa Fe Pacific Gold Corporation                                869,363
                                                                                    ----------
                                                                                     7,293,038

                      RAILROAD 1.0%*
          9,200       Kansas City Southern Industries, Inc.                            342,700
         82,703       Santa Fe Pacific Corporation                                   2,108,927
         46,100       Wisconsin Central Transportation Corporation +                 2,258,900
                                                                                    ----------
                                                                                     4,710,527

                      RETAIL - DEPARTMENT STORE 1.0%*
         33,900       Dillard Department Stores, Inc. Class A                          995,812
        109,600       Federated Department Stores, Inc. +                            2,822,200
         12,300       May Department Stores Company                                    511,988
          2,600       Mercantile Stores Company, Inc.                                  120,900
                                                                                    ----------
                                                                                     4,450,900

                      RETAIL - DISCOUNT & VARIETY 0.8%*
         25,300       Consolidated Stores Corporation +                                528,138
        195,300       Price/Costco, Inc. +                                           3,173,625
                                                                                    ----------
                                                                                     3,701,763

                      RETAIL - RESTAURANT 1.1%*
         18,000       Apple South, Inc.                                                 351,00
         79,500       DF & R Restaurants, Inc. +                                     1,758,937
         62,000       Quality Dining, Inc. +                                         1,007,500
         99,100       Wendy's International, Inc.                                    1,771,413
                                                                                    ----------
                                                                                     4,888,850

                      RETAIL - SPECIALTY 5.6%*
        114,700       CUC International, Inc. +                                      4,817,400
         65,000       Friedman's, Inc. Class A +                                     1,235,000
         14,000       The Gap, Inc.                                                    488,250
        124,600       The Home Depot, Inc.                                           5,061,875
         11,300       Just For Feet, Inc. +                                            450,587
        115,000       The Limited, Inc.                                              2,530,000
          9,000       Michaels Stores, Inc. +                                          191,250
        161,000       Movie Gallery, Inc. +                                          5,645,063
         61,100       Neostar Retail Group, Inc. +                                     947,050
        125,000       Office Depot, Inc. +                                           3,515,625
         10,000       OfficeMax, Inc. +                                                278,750
          4,000       Tandy Corporation                                                207,500
         13,800       Viking Office Products, Inc. +                                   505,425
                                                                                    ----------
                                                                                    25,873,775

                      TELECOMMUNICATION EQUIPMENT 5.2%*
         30,000       ADC Telecommunications, Inc. +                                 1,072,500
         40,000       The Allen Group, Inc.                                          1,185,000
         99,900       Boston Technology, Inc. +                                      1,860,638
         51,900       C-Cor Electronics, Inc. +                                      1,427,250
        145,900       Comverse Technology, Inc. +                                    2,589,725
         10,300       DSC Communications Corporation +                                 478,950
         80,000       General Instrument Corporation                                 3,070,000
         29,000       Global Village Communication +                                   453,125
         53,500       Newbridge Networks Corporation +                               1,885,875
        347,500       Scientific-Atlanta, Inc.                                       7,645,000
         12,300       Spectrian Corporation +                                          488,925
         40,000       Tellabs, Inc. +                                                1,925,000
                                                                                    ----------
                                                                                    24,081,988



                      See notes to financial statements.

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)     June 30, 1995 (Unaudited)
STRONG DISCOVERY FUND (continued)

         SHARES OR                                                                     VALUE
         PRINCIPAL AMOUNT                                                             (NOTE 2)
         -------------------------------------------------------------------------------------
                      TELECOMMUNICATION SERVICE 0.2%*
          9,900       Comsat Corporation                                        $      194,287
         36,600       EqualNet Holding Corporation +                                   549,000
          5,700       Sprint Corporation                                               191,663
                                                                                --------------
                                                                                       934,950

                      TRANSPORTATION SERVICE 0.2%*
         14,100       Fritz Companies, Inc. +                                          827,494

                      TRUCKING 0.1%*
         28,000       Knight Transportation, Inc. +                                    378,000
                                                                                --------------
                      Total Domestic Stocks                                        376,039,008

                      FOREIGN STOCKS 9.2%*
                      CANADA 1.1%*
                      CONSUMER - MISCELLANEOUS 0.2%*
         27,500       The Loewen Group, Inc. (USD)                                     979,688

                      LEISURE SERVICE 0.1%*
         46,600       CINAR Films, Inc. (USD) +                                        457,262

                      PRECIOUS METAL/GEM/STONE 0.8%*
        141,000       Placer Dome, Inc. (USD)                                        3,683,625
                                                                                --------------
                                                                                     5,120,575

                      FINLAND 1.0%*
                      TELECOMMUNICATION EQUIPMENT
         76,675       Nokia Corporation ADR (USD)                                    4,571,747

                      HONG KONG 3.4%*
                      BANK - MONEY CENTER 1.0%*
         36,400       HSBC Holdings PLC ADR (USD)                                    4,669,072

                      CONGLOMERATE 1.3%*
        836,000       Citic Pacific, Ltd.                                            2,101,561
        172,000       Guangdong Investment, Ltd.                                        93,923
         56,500       Hutchison Whampoa, Ltd. ADR (USD)                              1,365,486
         62,000       Swire Pacific, Ltd. 'A'                                          472,781
        274,200       Swire Pacific, Ltd. ADR (USD)                                  2,090,802
                                                                                --------------
                                                                                     6,124,553

                      ELECTRIC POWER 0.5%*
        893,000       Consolidated Electric Power Asia, Ltd.                         2,071,725

                      FINANCE - MISCELLANEOUS 0.0%*
         42,500       Guoco Group, Ltd.                                                198,295

                      REAL ESTATE 0.4%*
        153,000       Cheung Kong (Holdings), Ltd.                                     757,367
        164,000       New World Development Company, Ltd.                              545,805
         57,900       Sun Hung Kai Properties, Ltd.                                    428,420
                                                                                --------------
                                                                                     1,731,592

                      TELECOMMUNICATION SERVICE 0.2%*
        262,000       Hong Kong Telecommunications, Ltd.                               518,094
         10,000       Hong Kong Telecommunications, Ltd. ADR (USD)                     198,750
                                                                                --------------
                                                                                       716,844
                                                                                --------------
                                                                                    15,512,081

                      IRELAND 0.6%*
                      Computer Software 0.4%*
         40,000       CBT Group PLC ADR (USD) +                                      1,695,000


                      HEALTHCARE - DRUG DIVERSIFIED 0.2%*
         21,700       Elan Corporation, PLC ADR (USD) +                                886,988
                                                                                --------------
                                                                                     2,581,988

                      ISRAEL 0.5%*
                      Healthcare - Drug/Diversified
         65,000       Teva Pharmaceutical Industries, Ltd. ADR (USD)                 2,437,500

                      SWEDEN 0.1%*
                      Telecommunication Equipment
         16,400       Ericsson (LM) Telephone Company ADR (USD)                        328,000

                      THAILAND 0.3%*
                      Bank - Money Center
        140,000       Bangkok Bank Public Company, Ltd. (Fgn Reg)                    1,543,262

                      UNITED KINGDOM 2.2%*
                      Office Automation
        427,500       Danka Business Systems PLC ADR (USD)                          10,340,156
                                                                                --------------
                      Total Foreign Stocks                                          42,435,309
                                                                                --------------
                      TOTAL COMMON STOCKS (COST $384,244,627)                      418,474,317

                      FOREIGN PREFERRED STOCK 4.4%*
                      GERMANY
         16,150       SAP AG (Cost $16,591,027)                                     20,500,326

                      CASH EQUIVALENTS 3.6%*
                      COMMERCIAL PAPER 3.5%*
                      DISCOUNTED 3.4%*
    $15,900,000       Paine Webber Group
                         Due 7/03/95                                                15,900,000

                      INTEREST BEARING, DUE UPON DEMAND 0.1%*
        152,900       Eli Lilly & Company, 5.55%                                       152,900
         94,400       Southwestern Bell Telephone Company, 5.71%                        94,400
                                                                                --------------
                                                                                       247,300
                                                                                --------------
                      Total Commercial Paper                                        16,147,300

                      UNITED STATES GOVERNMENT ISSUES 0.1%*
        400,000       United States Treasury Bills, Due 9/21/95                        395,048
                                                                                --------------
                      Total Cash Equivalents (Cost $16,542,473)                     16,542,348
                                                                                --------------
                      TOTAL INVESTMENTS IN SECURITIES
                         (COST $417,378,127) 98.7%*                                455,516,991
                      Other Assets and Liabilities, Net 1.3%*                        5,988,124
                                                                                --------------
                      NET ASSETS 100.0%*                                         $ 461,505,115
                                                                                 =============
STRONG INTERNATIONAL STOCK FUND


         SHARES OR                                                                     VALUE
         PRINCIPAL AMOUNT                                                             (NOTE 2)
         -------------------------------------------------------------------------------------
                      COMMON STOCKS 91.9%*
                      ARGENTINA 1.0%*
                      BEVERAGE - SOFT DRINK 0.4%*
         34,500       Buenos Aires Embotelladora S.A. ADR (USD) +                  $   866,812

                      OIL - INTERNATIONAL INTEGRATED 0.6%*
         75,000       YPF Sociedad Anonima ADR (USD)                                 1,415,625
                                                                                     ---------
                                                                                     2,282,437

                      AUSTRALIA 7.8%*
                      BEVERAGE - ALCOHOLIC 0.4%*
        858,000       Foster's Brewing Group, Ltd.                                     762,280




                      See notes to financial statements.

         SHARES OR                                                                    VALUE
         PRINCIPAL AMOUNT                                                            (NOTE 2)
         -------------------------------------------------------------------------------------
                      BEVERAGE - SOFT DRINK 0.8%*
         282,722      Coca-Cola Amatil, Ltd.                                       $ 1,748,219
          88,180      Coca-Cola Amatil, Ltd. Rights, Expire 7/26/95 +                  106,546
                                                                                   -----------
                                                                                     1,854,765

                      ELECTRONIC PRODUCTS - MISCELLANEOUS 0.1%*
         280,000      ERG Australia, Ltd.                                              286,574

                      FINANCE - MISCELLANEOUS 0.8%*
         130,376      Lend Lease Corporation, Ltd.                                   1,666,113

                      FOOD 0.5%*
         477,646      Burns, Philp & Company, Ltd.                                     998,092

                      LEISURE SERVICE 0.9%*
       2,672,519      AAPC, Ltd.                                                     1,253,666
         765,000      Sydney Harbour Casino, Ltd. +                                    788,400
                                                                                   -----------
                                                                                     2,042,066

                      MEDIA - PUBLISHING 0.2%*
          90,769      The News Corporation, Ltd.                                       507,081

                      METALS & MINING 2.3%*
         190,740      The Broken Hill Proprietary Company, Ltd.                      2,348,046
         745,691      MIM Holdings, Ltd.                                               927,500
       1,453,101      Normandy Mining, Ltd.                                          1,797,058
                                                                                   -----------
                                                                                     5,072,604

                      OIL - INTERNATIONAL INTEGRATED 1.8%*
       7,671,000      Anzoil NL +                                                      463,434
       1,031,000      Novus Petroleum, Ltd. +                                        1,172,454
         570,000      Woodside Petroleum, Ltd.                                       2,236,304
                                                                                   -----------
                                                                                     3,872,192
                                                                                   -----------
                                                                                    17,061,767

                      AUSTRIA 0.7%*
                      TRANSPORTATION SERVICE
          28,000      Flughafen Wien AG                                              1,491,430

                      BRAZIL 0.8%*
                      STEEL 0.4%*
          27,000      Cia Vale Do Rio Doce Sponsored ADR (USD)                       1,019,250

                      TELECOMMUNICATION 0.4%*
          24,370      Telecommunicacoes Brasileiras S.A. ADR (USD)                     804,210
                                                                                   -----------
                                                                                     1,823,460

                      CHILE 0.6%*
                      CLOSED-END FUND 0.5%*
         390,000      Five Arrows Chile Investment Trust, Ltd. (USD) +               1,146,600

                      TELECOMMUNICATION 0.1%*
           4,000      Compania de Telefonos Chile ADR (USD)                            325,500
                                                                                   -----------
                                                                                     1,472,100

                      CHINA 0.1%*
                      AUTO & TRUCK PARTS
          15,000      China Tire Holdings, Ltd. (USD)                                  159,375

                      FRANCE 4.2%*
                      CONGLOMERATE 2.8%*
          14,877      Chargeurs                                                      2,897,967
          13,500      Compagnie Generale des Eaux                                    1,502,705
          89,500      Lagardere Groupe                                               1,854,110
                                                                                   -----------
                                                                                     6,254,782

                      LEISURE PRODUCT 0.9%*
           3,380      Salomon S.A.                                                   1,529,317
           2,200      Skis Rossignol                                                   518,341
                                                                                   -----------
                                                                                     2,047,658

                      METAL PRODUCTS & FABRICATION 0.3%*
          10,000      Alcatel Cable +                                                  608,091

                      RETAIL - DEPARTMENT STORE 0.2%*
           3,600      Bazar de L'Hotel de Ville S.A.                                   422,984
                                                                                   -----------
                                                                                     9,333,515

                      GERMANY 0.6%*
                      HOUSEHOLD APPLIANCE & FURNISHINGS 0.3%*
          25,000      Tarkett Aktiengesellschaft (Acquired 6/27/95;
                         Cost $576,992) (r) +                                          649,022

                      TRANSPORTATION SERVICE 0.3%*
          11,000      APCOA Parking Aktiengesellschaft +                               578,298
                                                                                   -----------
                                                                                     1,227,320

                      GHANA 1.1%*
                      METALS & MINING
          61,000      Ashanti Goldfields Company, Ltd. (USD) (Acquired
                         9/22/94 - 11/15/94; Cost $1,243,400) (r)                    1,418,250
          43,600      Ashanti Goldfields Company, Ltd. GDR (USD)                     1,013,700
                                                                                   -----------
                                                                                     2,431,950

                      HONG KONG 3.0%*
                      Brokerage & Investment Management 1.0%*
       1,491,000      Peregrine Investment Holdings, Ltd.                            2,119,595

                      ELECTRONIC PRODUCTS - MISCELLANEOUS 0.1%*
         137,500      Johnson Electric Holdings, Ltd.                                  277,211

                      LEISURE SERVICE 1.6%*
       7,223,620      CDL Hotels International, Ltd.                                 3,524,150

                      REAL ESTATE 0.3%*
         368,000      Great Eagle Holdings, Ltd.                                       784,719
                                                                                   -----------
                                                                                     6,705,675


                      INDIA 2.0%*
                      AUTOMOBILE 0.4%*
          40,000      Tata Engineering and Locomotive Company
                         (USD) (Acquired 7/15/94; Cost $560,000) (r) +               1,040,000

                      CLOSED-END FUND 0.7%*
         125,000      The India Gateway Fund, Ltd. (USD) +                             933,750
          25,000      The India Gateway Fund, Ltd. Warrants,
                         Expire 5/31/97 (USD) +                                              0
           7,100      Peregrine Indian Smaller Companies Fund (USD) +                  596,471
                                                                                   -----------
                                                                                     1,530,221

                      ENGINEERING & CONSTRUCTION 0.5%*
          10,000      Larsen & Toubro, Ltd. GDR (USD) +                                197,550
          45,000      Larsen & Toubro, Ltd. GDR (USD) (Acquired
                         12/14/94, 2/07/95; Cost $658,125) (r) +                       888,975
                                                                                   -----------
                                                                                     1,086,525

                      SHIPPING 0.1%*
          19,400      The Great Eastern Shipping Company, Ltd.
                         GDR (USD) +                                                   138,225


                      See notes to financial statements.

STRONG INTERNATIONAL STOCK FUND (continued)            June 30, 1995 (Unaudited)

         SHARES OR                                                                  VALUE
         PRINCIPAL AMOUNT                                                         (NOTE 2)
         -------------------------------------------------------------------------------------
                      SHOE & APPAREL MANUFACTURING 0.3%*
         118,000      The Arvind Mills, Ltd. GDR (USD) +                         $     620,090
                                                                                 -------------
                                                                                     4,415,061

                      INDONESIA 5.4%*
                      AUTOMOBILE 1.1%*
         1,405,000    Astra International PT (Fgn Reg)                               2,492,030

                      BANK - MONEY CENTER 1.8%*
         377,000      Bank Bali PT (Fgn Reg)                                           956,466
         976,000      Bank Danamon PT (Fgn Reg) +                                    1,424,338
         548,000      Bank International Indonesia PT (Fgn Reg)                      1,691,738
                                                                                 -------------
                                                                                     4,072,542

                      ENGINEERING & CONSTRUCTION 0.9%*
         275,000      Indocement Tunggal PT (Fgn Reg)                                1,080,489
         254,000      Semen Cibinong PT (Fgn Reg)                                      798,383
                                                                                 -------------
                                                                                     1,878,872

                      PAPER & FOREST PRODUCTS 0.4%*
         60,000       Asia Pacific Resources International Holdings,
                         Ltd. Class A (USD) +                                          547,500
         28,000       Asia Pulp and Paper Company, Ltd. ADR (USD) +                    353,500
                                                                                 -------------
                                                                                       901,000

                      REAL ESTATE 0.5%*
         1,362,000    Duta Anggada PT (Fgn Reg)                                      1,100,853

                      RETAIL - DEPARTMENT STORE 0.7%*
         764,000      Matahari Putra Prima PT (Fgn Reg)                              1,217,872
         382,000      Matahari Putra Prima PT Rights, Expire
                         8/04/95 (Fgn Reg) +                                           368,792
                                                                                 -------------
                                                                                     1,586,664
                                                                                 -------------
                                                                                    12,031,961

                      ISRAEL 0.4%*
                      CONGLOMERATE
         146,000      Ampal-American Israel Corporation of
                         South Africa Class A (USD) +                                  967,250

                      ITALY 2.8%*
                      AUTO & TRUCK PARTS 0.3%*
         40,000       Filatura del Brembo Spa +                                        276,532
         146,666      Magneti Marelli Spa                                              282,649
                                                                                 -------------
                                                                                       559,181

                      AUTOMOBILE 0.6%*
         142,600      Pininfarina Spa                                                1,310,815

                      ELECTRONIC PRODUCTS - MISCELLANEOUS 0.6%*
         1,314,000    Olivetti Spa +                                                 1,284,635

                      LEISURE SERVICE 0.4%*
         403,000      Costa Crociere Spa                                               806,232

                      RETAIL - MAJOR CHAIN 0.4%*
         93,000       Benetton Group Spa                                               922,018

                      TELECOMMUNICATION 0.5%*
         443,000      Telecom Italia Spa                                             1,202,001
                                                                                 -------------
                                                                                     6,084,882

                      JAPAN 14.0%*
                      BANK - MONEY CENTER 0.4%*
         100,000      Mitsui Trust & Banking Company, Ltd.                             920,300


                      BROKERAGE & INVESTMENT MANAGEMENT 1.0%*
         130,000      Nomura Securities Company, Ltd.                                2,270,073

                      COMPUTER SOFTWARE 0.7%*
         27,500       Nintendo Company, Ltd.                                         1,580,143

                      CONGLOMERATE 0.6%*
         120,000      Mitsubishi Corporation                                         1,366,291

                      CONSUMER - MISCELLANEOUS 0.1%*
         2,050        Citizen Watch Company, Ltd. Warrants,
                         Expire 10/22/96 (USD) +                                        90,200

                      COSMETIC & PERSONAL CARE 0.4%*
         50,000       Charle Company                                                   943,897

                      ELECTRONIC PRODUCTS - MISCELLANEOUS 3.3%*
         81,000       Canon, Inc.                                                    1,318,860
         150,000      Hitachi, Ltd.                                                  1,495,487
         28,000       Mitsumi Electric Company, Ltd.                                   482,331
         1,645        Olympus Optical Company, Ltd. Warrants,
                         Expire 12/03/96 (USD) +                                        82,250
         3,000        Rohm Company, Ltd. Warrants,
                         Expire 11/20/97 (CHF) +                                     1,172,384
         75,000       Sharp Corporation                                                991,092
         37,000       Sony Corporation                                               1,776,768
                                                                                 -------------
                                                                                     7,319,172

                      ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.6%*
         1,100        Kyocera Company, Ltd. Warrants,
                         Expire 1/23/98 (USD) +                                      1,210,000

                      ENGINEERING & CONSTRUCTION 1.5%*
         285,000      Ishikawajima Harima Heavy Industries
                         Company, Ltd.                                               1,119,757
         157,000      Kumagai Gumi Company, Ltd.                                       657,601
         70,000       Ohmoto Gumi Company, Ltd.                                      1,565,099
                                                                                 -------------
                                                                                     3,342,457

                      LEISURE SERVICE 0.9%*
         11,600       Toho Company                                                   1,929,798


                      MACHINE TOOL 0.5%*
         61,000       Mori Seiki Company, Ltd.                                       1,086,779

                      MACHINERY - MISCELLANEOUS 0.2%*
         36,000       Denyo Company, Ltd.                                              484,219

                      RAILROAD 0.6%*
         265          East Japan Railway Company                                     1,360,097

                      REAL ESTATE 0.7%*
         163,000      TOC Company, Ltd.                                              1,480,857

                      RETAIL - FOOD CHAIN 0.9%*
         37,000       Ito-Yokado, Ltd.                                               1,951,389

                      RETAIL - SPECIALTY 0.3%*
         1,400        Best Denki Warrants, Expire 5/14/97 (USD) +                      455,000
         23,000       Renown, Inc. +                                                    67,843
                                                                                 -------------
                                                                                       522,843

                      STEEL 0.2%*
         98,000       Chubu Steel Plate Company, Ltd.                                  518,011



                      See notes to financial statements.

         SHARES OR                                                                    VALUE
         PRINCIPAL AMOUNT                                                           (NOTE 2)
         -------------------------------------------------------------------------------------
                      TELECOMMUNICATION 1.1%*
             275      Nippon Telegraph & Telephone Corporation                    $  2,303,699
                                                                                  ------------
                                                                                    30,680,225

                      MALAYSIA 2.0%*
                      AGRICULTURAL OPERATIONS 0.7%*
         500,000      Kuala Lumpur Kepong BHD                                        1,589,417

                      BANK - MONEY CENTER 1.0%*
         601,000      Arab-Malaysian Corporation                                     2,144,668

                      CONGLOMERATE 0.3%*
         215,000      Sime Darby BHD                                                   599,672
                                                                                  ------------
                                                                                     4,333,757

                      MEXICO 0.5%*
                      LEISURE SERVICE 0.0%*
          35,000      Grupo Posadas S.A. de C.V. +                                      11,760

                      METALS & MINING 0.5%*
         353,500      Industrias Penoles S.A. de C.V.                                1,055,410
                                                                                  ------------
                                                                                     1,067,170

                      NETHERLANDS 0.9%*
                      LEISURE PRODUCT 0.2%*
          6,000       Polygram                                                         354,438

                      MACHINERY - TRANSPORTATION EQUIPMENT &
                      PARTS 0.7%*
         36,000       Philips Electronics N.V. ADR (USD)                             1,539,000
                                                                                  ------------
                                                                                     1,893,438

                      NEW ZEALAND 6.3%*
                      AGRICULTURAL OPERATIONS 0.8%*
         416,320      Fernz Corporation, Ltd.                                        1,196,823
         780,000      Wrightson, Ltd.                                                  537,113
                                                                                  ------------
                                                                                     1,733,936

                      AIRLINE 0.7%*
         508,000      Air New Zealand, Ltd. Class B                                  1,477,362

                      CONGLOMERATE 1.0%*
       1,534,114      Brierley Investments, Ltd.                                     1,158,964
       2,580,000      Guinness Peat Group PLC +                                      1,052,164
                                                                                  ------------
                                                                                     2,211,128

                      LEISURE SERVICE 1.8%*
       3,200,000      CDL Hotels New Zealand, Ltd.                                   1,540,340
         313,000      Helicopter Line, Ltd.                                            941,653
         108,000      Sky City, Ltd. +                                               1,534,323
                                                                                  ------------
                                                                                     4,016,316

                      PAPER & FOREST PRODUCTS 2.0%*
         751,321      Carter Holt Harvey, Ltd.                                       1,838,403
         865,000      Fletcher Challenge, Ltd. Forestry Division                     1,139,243
         534,000      Fletcher Challenge, Ltd. Ordinary Division                     1,499,424
                                                                                  ------------
                                                                                     4,477,070
                                                                                  ------------
                                                                                    13,915,812

                      NORWAY 3.0%*
                      AIRLINE 0.9%*
          47,250      Braathens S.A.F.E.                                             1,981,953

                      AUTO & TRUCK PARTS 1.7%*
         510,000      SensoNor AS +                                                  3,641,278




                      SHIPPING 0.4%*
         127,000      Mosvold Shipping AS Class B                                      927,358
                                                                                  ------------
                                                                                     6,550,589

                      PERU 1.3%*
                      BANK - MONEY CENTER 0.8%*
         990,861      Banco de Credito del Peru                                      1,736,790

                      METALS & MINING 0.5%*
          84,195      Minsur S.A. +                                                  1,061,425
                                                                                  ------------
                                                                                     2,798,215

                      PHILIPPINES 1.6%*
                      BANK - MONEY CENTER 0.5%*
         101,000      Philippine National Bank +                                     1,176,488

                      REAL ESTATE 0.8%*
         124,800      SM Prime Holdings, Inc. GDR (USD) +                            1,653,600

                      TELECOMMUNICATION 0.3%*
           9,000      Philippine Long Distance Telephone Company
                         ADR (USD)                                                     645,750
                                                                                  ------------
                                                                                     3,475,838

                      PORTUGAL 0.2%*
                      PAPER & FOREST PRODUCTS
          50,000      Portucel Industrial S.A. ADR (USD) (Acquired
                         6/27/95; Cost $356,250) (r) +                                 358,750

                      RUSSIA 0.6%*
                      CLOSED-END FUND
          40,000      First NIS Regional Fund (USD) +                                  154,000
         165,000      The Fleming Russia Securities Fund, Ltd. (USD) +               1,196,250
                                                                                  ------------
                                                                                     1,350,250

                      SINGAPORE 6.9%*
                      AUTOMOBILE 0.3%*
          80,000      Cycle & Carriage, Ltd.                                           715,564

                      BANK - MONEY CENTER 1.7%*
         215,000      The Development Bank of Singapore, Ltd. (Fgn Reg)              2,446,154
         377,000      Hong Leong Finance, Ltd. (Fgn Reg)                             1,294,884
                                                                                  ------------
                                                                                     3,741,038


                      COMPUTER SERVICE 0.3%*
         859,000      ST Computer Systems & Services, Ltd. (Fgn Reg)                   676,136

                      CONGLOMERATE 2.4%*
         144,808      Jardine Matheson Holdings, Ltd. (USD)                          1,064,339
         419,625      Jardine Strategic Holdings, Ltd. (USD)                         1,351,193
          46,625      Jardine Strategic Holdings, Ltd. Warrants,
                         Expire 5/02/98 (USD) +                                         20,515
         342,000      Keppel Corporation, Ltd.                                       2,789,839
                                                                                  ------------
                                                                                     5,225,886

                      REAL ESTATE 2.1%*
         389,000      DBS Land, Ltd.                                                 1,219,191
         858,142      Hongkong Land Holdings, Ltd. (USD)                             1,561,818
         222,000      Malayan Credit, Ltd.                                             463,857
         644,000      United Overseas Land, Ltd.                                     1,276,479
                                                                                  ------------
                                                                                     4,521,345

                      RETAIL - FOOD CHAIN 0.1%*
         373,518      Dairy Farm International Holdings, Ltd. (USD)                    321,225
                                                                                  ------------
                                                                                    15,201,194


                      See notes to financial statements.

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)      June 30, 1995 (Unaudited)
-------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND (continued)

     SHARES OR                                                                     VALUE
  PRINCIPAL AMOUNT                                                                (NOTE 2)
  --------------------------------------------------------------------------------------------
                      SOUTH AFRICA 2.6%*
                      CONGLOMERATE 1.2%*
         363,000      Genbel Investments, Ltd.                                      $  833,565
          88,000      Liblife Strategic Investments, Ltd.                              296,459
         255,000      Safmarine and Rennies Holdings, Ltd.                             739,842
         125,000      Wooltru, Ltd.                                                    713,304
                                                                                    ----------
                                                                                     2,583,170

                      METALS & MINING 1.4%*
          43,400      Anglo American Corporation of South Africa                     2,351,268
          29,000      De Beers Consolidated Mines, Ltd. ADR (USD)                      750,375
                                                                                    ----------
                                                                                     3,101,643
                                                                                    ----------
                                                                                     5,684,813

                      SOUTH KOREA 1.9%*
                      AIRLINE 0.5%*
          29,582      Korean Air Lines Company, Ltd. +                               1,065,069

                      BANK - MONEY CENTER 0.4%*
          46,000      Kookmin Bank +                                                   818,991

                      BROKERAGE & INVESTMENT MANAGEMENT 0.4%*
          49,920      Ssangyong Investment & Securities Company, Ltd.                  849,282

                      ELECTRIC UTILITY 0.6%*
          38,210      Korea Electric Power Corporation                               1,431,143
                                                                                    ----------
                                                                                     4,164,485

                      SPAIN 2.0%*
                      ELECTRIC UTILITY 0.6%*
         176,000      Iberdrola S.A.                                                 1,325,719

                      ENGINEERING & CONSTRUCTION 0.4%*
           9,600      Fomento de Construcciones y Contratas S.A.                       816,681

                      OIL - INTERNATIONAL INTEGRATED 0.5%*
          35,000      Repsol S.A. ADR (USD)                                          1,106,875

                      TELECOMMUNICATION 0.5%*
          91,000      Telefonica de Espana S.A.                                      1,172,492
                                                                                    ----------
                                                                                     4,421,767

                      SWEDEN 1.4%*
                      HEALTHCARE - MEDICAL SUPPLY 0.8%*
         180,550      Arjo AB                                                        1,586,948
          33,000      Sparbanken Sverige AB A Shares +                                 276,458
                                                                                    ----------
                                                                                     1,863,406

                      METALS & MINING 0.6%*
          66,400      Terra Mining AB                                                1,212,844
                                                                                    ----------
                                                                                     3,076,250

                      SWITZERLAND 3.8%*
                      BANK - MONEY CENTER 0.3%*
           1,800      Swiss Bank Corporation                                           637,777

                      CONSUMER - MISCELLANEOUS 0.4%*
           1,300      SMH (Suisse Microelectronique et d'Horlogerie)                   835,432

                      FINANCE - MISCELLANEOUS 0.3%*
             400      SGS (Societe Generale de Surveillance)
                         Holdings S.A.                                                 694,746

                      FOOD 0.8%*
           1,700      Nestle AG                                                      1,770,126



                      LEISURE SERVICE 0.5%*
             700      Reisebuero Kuoni AG                                            1,124,620

                      MACHINERY - MISCELLANEOUS 0.6%*
             560      SIG (Schweizererische Industrie Gesellschaft)                  1,308,207

                      RETAIL - SPECIALTY 0.9%*
           1,650      Financiere Richemont AG CIE Units                              2,034,737
                                                                                    ----------
                                                                                     8,405,645

                      TAIWAN 2.0%*
                      CLOSED-END FUND 1.7%*
       2,011,000      Core Pacific Pioneer Fund                                        630,676
       1,835,000      Jardine Fleming Fund                                             714,022
       1,586,000      Kwang Hua Fortune Fund                                           592,570
       1,579,000      NITC Fu-yuan Fund                                                669,430
          19,000      The Taiwan Fund, Inc. (USD)                                      415,625
       1,759,000      Yuan Ta Duo Yuan Fund                                            711,691
                                                                                    ----------
                                                                                     3,734,014

                      SHIPPING 0.3%*
         335,000      Evergreen Marine Corporation                                     582,372
                                                                                    ----------
                                                                                     4,316,386

                      THAILAND 2.5%*
                      AIRLINE 0.8%*
         785,000      Thai Airways International PCL (Fgn Reg)                       1,749,038

                      CLOSED-END FUND 0.5%*
       1,800,000      The Ruam Pattana Two Fund (Fgn Reg)                            1,148,471

                      CONGLOMERATE 0.7%*
          68,500      Loxley PCL (Fgn Reg)                                           1,470,731

                      SHOE & APPAREL MANUFACTURING 0.5%*
         689,800      Saha Union PCL (Fgn Reg)                                       1,110,778
                                                                                    ----------
                                                                                     5,479,018

                      UNITED KINGDOM 7.0%*
                      BANK - MONEY CENTER 1.3%*
         425,697      Allied Irish Banks PLC                                         2,014,982
         112,000      Royal Bank of Scotland PLC                                       761,794
                                                                                    ----------
                                                                                     2,776,776



                      BEVERAGE - ALCOHOLIC 0.1%*
         121,000      Taunton Cider PLC                                                329,204

                      CLOSED-END FUND 0.5%*
       1,957,000      The Central European Growth Fund PLC                           1,198,768

                      CONGLOMERATE 1.7%*
         552,770      Hanson Trust PLC                                               1,930,468
         520,000      Tomkins PLC                                                    1,857,391
                                                                                    ----------
                                                                                     3,787,859

                      FINANCE - MISCELLANEOUS 0.2%*
         200,000      Intrum Justitia PLC                                              233,884
          75,600      Union Discount PLC                                               103,444
                                                                                    ----------
                                                                                       337,328

                      LEISURE SERVICE 0.5%*
         379,534      Ladbroke Group PLC                                             1,020,519

                      MEDIA - PUBLISHING 0.4%*
          92,000      Pearson PLC                                                      870,940


                      See notes to financial statements.


     SHARES OR                                                                      VALUE
  PRINCIPAL AMOUNT                                                                 (NOTE 2)
  -------------------------------------------------------------------------------------------
                      METALS & MINING 1.9%*
         924,717      Lonrho PLC                                                  $  2,177,480
         154,000      The RTZ Corporation PLC                                        2,007,952
                                                                                  ------------
                                                                                     4,185,432

                      RETAIL - RESTAURANT 0.1%*
         175,000      City Centre Restaurants PLC                                      246,414

                      TELECOMMUNICATION 0.3%*
          84,506      Cable & Wireless PLC                                             578,149
                                                                                  ------------
                                                                                    15,331,389

                      UNITED STATES 0.9%*
                      CONGLOMERATE 0.1%*
           7,527      U.S. Industries, Inc. +                                          102,555

                      OIL - INTERNATIONAL INTEGRATED 0.2%*
         300,000      Harken Energy Corporation +                                      525,000

                      TELECOMMUNICATION 0.6%*
          46,000      Millicom International Cellular S.A. +                         1,362,750
                                                                                  ------------
                                                                                     1,990,305
                                                                                  ------------
                      TOTAL COMMON STOCKS (COST $207,283,595)                      201,983,479

                      PREFERRED STOCKS 0.5%*
                      AUSTRALIA 0.3%*
                      MEDIA - PUBLISHING
         144,285      The News Corporation, Ltd. Voting                                713,752

                      SOUTH KOREA 0.2%*
                      BROKERAGE & INVESTMENT MANAGEMENT
          40,000      Daeyu Securities Company, Ltd. +                                 342,895
                                                                                  ------------
                      TOTAL PREFERRED STOCKS (COST $1,510,694)                       1,056,647

                      CONVERTIBLE CORPORATE BONDS 0.4%*
                      PERU 0.3%*
         650,000      International Financial Holdings, Inc.
             USD      Exchangeable Notes, 6.50%, Due 8/01/99
                         (Acquired 9/20/94, 9/23/94; Cost $698,410) (r)                695,500

                      THAILAND 0.1%*
         350,000      Siam Syntech Construction Public Company,
             USD      Ltd., Convertible Bonds, 4.50%, Due 2/25/02
                         (Acquired 2/09/94; Cost $350,000) (r)                         205,625
                                                                                  ------------
                      TOTAL CONVERTIBLE CORPORATE BONDS
                      (COST $1,048,410)                                                901,125

                      CASH EQUIVALENTS 5.9%*
                      DISCOUNTED CERIFICATE OF DEPOSIT 0.4%*
       1,000,000      Morgan Guaranty Trust New York Singapore
             USD      Philippine Peso-Linked Certificate of Deposit,
                         Due 7/21/95                                                   993,438

                      EURODOLLAR COMMERCIAL PAPER 1.3%*
                      INDONESIA 0.8%*
       1,747,506      Bakrie and Brothers PT, Due 8/28/95                            1,748,776
             IDR

                      THAILAND 0.5%*
       1,165,060      GS Capital Corporation, Ltd., Due 8/11/95                      1,162,210
             THB                                                                  ------------
                                                                                     2,910,986

                      INTEREST BEARING, DUE UPON DEMAND 0.1%*
                      UNITED STATES
          87,000      U.S. Cayman Eurodollar Call Deposit, 5.00%                        87,000
             USD


                      TIME DEPOSIT 4.1%*
                      JAPAN
       9,000,000      Mitsubishi Corporation, 6.50%, Due 7/03/95                     9,000,000
                                                                                  ------------
             USD      Total Cash Equivalents (Cost $12,987,591)                     12,991,424
                                                                                  ------------
                      TOTAL INVESTMENTS IN SECURITIES
                         (COST $222,830,290) 98.7%*                                216,932,675
                      Other Assets and Liabilities, Net 1.3%*                        2,859,878
                                                                                  ------------
                      NET ASSETS 100.0%*                                          $219,792,553
                                                                                  ============


STRONG ASIA PACIFIC FUND



     SHARES OR                                                                      VALUE
  PRINCIPAL AMOUNT                                                                 (NOTE 2)
  -------------------------------------------------------------------------------------------
                      Common Stocks 89.6%*
                      AUSTRALIA 12.3%*
                      BEVERAGE - ALCOHOLIC 0.5%*
         336,000      Foster's Brewing Group, Ltd.                                $    298,515

                      BEVERAGE - SOFT DRINK 1.0%*
          86,651      Coca-Cola Amatil, Ltd.                                           535,809
          21,662      Coca-Cola Amatil, Ltd. Rights, Expire 7/26/95 +                   26,174
                                                                                  ------------
                                                                                       561,983

                      ELECTRONIC PRODUCTS - MISCELLANEOUS 0.2%*
          90,000      ERG Australia, Ltd.                                               92,113

                      ENGINEERING & CONSTRUCTION 0.8%*
         109,503      Leighton Holdings, Ltd.                                          193,017
         863,000      Walker Corporation                                               276,020
                                                                                  ------------
                                                                                       469,037

                      FINANCE - MISCELLANEOUS 1.1%*
          50,938      Lend Lease Corporation, Ltd.                                     650,951

                      FOOD 0.6%*
         170,715      Burns, Philp & Company, Ltd.                                     356,727

                      LEISURE SERVICE 2.0%*
         692,560      AAPC, Ltd.                                                       324,877
         505,000      Casinos Austria International, Ltd. +                            340,982
         235,000      Sydney Harbour Casino, Ltd. +                                    242,188
          11,000      TABCORP Holdings, Ltd. ADR (USD)
                         (Acquired 8/15/94; Cost $184,030) (r)                         225,500
                                                                                  ------------
                                                                                     1,133,547



                      MEDIA - PUBLISHING 0.3%*
          32,278      The News Corporation, Ltd.                                       180,321

                      MEDIA - RADIO/TV 0.3%*
         179,437      Austereo, Ltd.                                                   184,926

                      METALS & MINING 2.7%*
          50,984      The Broken Hill Proprietary Company, Ltd.                        627,623
         143,390      MIM Holdings, Ltd.                                               178,350
         400,000      Macmahon Holdings, Ltd. +                                        105,191
         528,203      Normandy Mining, Ltd.                                            653,232
                                                                                  ------------
                                                                                     1,564,396

                      OIL - INTERNATIONAL INTEGRATED 2.8%*
       4,130,000      Anzoil NL +                                                      249,509
         386,000      Novus Petroleum, Ltd. +                                          438,959
         180,000      Oil Search, Ltd.                                                 134,332
         194,000      Woodside Petroleum, Ltd.                                         761,128
                                                                                  ------------
                                                                                     1,583,928
                                                                                  ------------
                                                                                     7,076,444



                      See notes to financial statements.

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)     June 30, 1995 (Unaudited)
STRONG ASIA PACIFIC FUND (continued)

    SHARES OR                                                                        VALUE
  PRINCIPAL AMOUNT                                                                  (NOTE 2)
  ---------------------------------------------------------------------------------------------
                      CHINA 0.3%*
                      AUTO & TRUCK PARTS 0.2%*
           8,500      China Tire Holdings, Ltd. (USD)                               $   90,312

                      CHEMICAL 0.1%*
         164,000      Zhenhai Refining & Chemical Company, Ltd.                         39,210
                                                                                    ----------
                                                                                       129,522

                      HONG KONG 3.6%*
                      BROKERAGE & INVESTMENT MANAGEMENT 1.1%*
         454,000      Peregrine Investment Holdings, Ltd.                              645,403

                      ELECTRONIC PRODUCTS - MISCELLANEOUS 0.4%*
          58,000      Johnson Electric Holdings, Ltd.                                  116,932
       1,068,000      Luks Industrial Company, Ltd.                                    114,560
                                                                                   -----------
                                                                                       231,492

                      LEISURE SERVICE 1.6%*
       1,926,887      CDL Hotels International, Ltd.                                   940,060

                      REAL ESTATE 0.5%*
         130,000      Great Eagle Holdings, Ltd.                                       277,211
                                                                                    ----------
                                                                                     2,094,166

                      INDIA 4.0%*
                      AUTO & TRUCK PARTS 1.3%*
           9,000      Bajaj Auto, Ltd. GDR (USD) (Acquired 10/28/94;
                         Cost $227,970) (r) +                                          249,750
          80,000      Tube Investments of India, Ltd. GDR (USD)
                         (Acquired 5/17/94; Cost $701,600) (r)                         480,000
                                                                                    ----------
                                                                                       729,750

                      AUTOMOBILE 0.3%*
           7,000      Tata Engineering and Locomotive Company
                         (USD) (Acquired 7/15/94; Cost $98,000) (r) +                  182,000

                      CLOSED-END FUND 0.6%*
          25,000      The India Gateway Fund, Ltd. (USD) +                             186,750
           5,000      The India Gateway Fund, Ltd. Warrants,
                         Expire 5/31/97 (USD) +                                              0
           2,000      Peregrine Indian Smaller Companies Fund (USD) +                  168,020
                                                                                    ----------
                                                                                       354,770

                      ELECTRIC POWER 0.3%*
             450      Tata Electric Companies GDS (USD) (Acquired
                         2/22/94; Cost $319,500) (r) +                                 163,125

                      ENGINEERING & CONSTRUCTION 0.7%*
          20,000      Larsen & Toubro, Ltd. GDR (USD) (Acquired
                         11/18/94; Cost $334,000) (r) +                                395,100

                      SHIPPING 0.2%*
          18,500      The Great Eastern Shipping Company, Ltd.
                      GDR (USD) +                                                      131,813

                      SHOE & APPAREL MANUFACTURING 0.6%*
          64,500      The Arvind Mills, Ltd. GDR (USD)                                 338,948
                                                                                    ----------
                                                                                     2,295,506

                      INDONESIA 8.0%*
                      AUTOMOBILE 1.3%*
         420,000      Astra International PT (Fgn Reg)                                 744,948




                      BANK - MONEY CENTER 2.8%*
         146,000      Bank Bali PT (Fgn Reg)                                           370,409
         480,000      Bank Danamon PT (Fgn Reg) +                                      700,494
         177,000      Bank International Indonesia PT (Fgn Reg)                        546,419
                                                                                    ----------
                                                                                     1,617,322

                      ENGINEERING & CONSTRUCTION 1.3%*
         142,000      Indocement Tunggal PT (Fgn Reg)                                  557,925
          59,000      Semen Cibinong PT (Fgn Reg)                                      185,451
                                                                                    ----------
                                                                                       743,376

                      PAPER & FOREST PRODUCTS 0.6%*
          18,000      Asia Pacific Resources International Holdings,
                         Ltd. Class A (USD) +                                          164,250
          11,500      Asia Pulp and Paper Company, Ltd. ADR (USD) +                    145,188
                                                                                    ----------
                                                                                       309,438

                      REAL ESTATE 0.9%*
         461,000      Duta Anggada PT (Fgn Reg)                                        372,609
         210,000      Putra Surya Perkasa PT (Fgn Reg) +                               148,518
                                                                                    ----------
                                                                                       521,127

                      RETAIL - DEPARTMENT STORE 0.9%*
         252,000      Matahari Putra Prima PT (Fgn Reg)                                401,706
         126,000      Matahari Putra Prima PT Rights, Expire
                         8/04/95 (Fgn Reg) +                                           121,643
                                                                                    ----------
                                                                                       523,349

                      TELECOMMUNICATION SERVICE 0.2%*
           3,000      Perusahaan Perseroan (Persero) PT Indonesian
                         Satellite Corporation ADR (USD)                               114,750
                                                                                    ----------
                                                                                     4,574,310

                      JAPAN 17.3%*
                      AUTO & TRUCK PARTS 0.1%*
           4,400      Murakami Corporation                                              60,740

                      BANK - MONEY CENTER 0.4%*
          28,000      Mitsui Trust & Banking Company, Ltd.                             257,684

                      BROKERAGE & INVESTMENT MANAGEMENT 1.3%*
          43,000      Nomura Securities Company, Ltd.                                  750,870

                      COMPUTER SOFTWARE 0.7%*
           7,500      Nintendo Company, Ltd.                                           430,948

                      CONGLOMERATE 0.7%*
          33,000      Mitsubishi Corporation                                           375,730

                      CONSUMER - MISCELLANEOUS 0.1%*
             800      Aderans Company, Ltd. Warrants, Expire
                         8/19/97 (CHF) +                                                20,148
             600      Citizen Watch Company, Ltd. Warrants,
                         Expire 10/22/96 (USD) +                                        26,400
                                                                                   -----------
                                                                                        46,548

                      COSMETIC & PERSONAL CARE 0.7%*
          20,000      Charle Company                                                   377,559

                      ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.6%*
             300      Kyocera Company, Ltd. Warrants, Expire
                         1/23/98 (USD) +                                               330,000


         SHARES OR                                                                      VALUE
         PRINCIPAL AMOUNT                                                             (NOTE 2)
         -------------------------------------------------------------------------------------
                      ELECTRONIC PRODUCTS - MISCELLANEOUS 3.9%*
         19,000       Canon, Inc.                                                  $   309,362
         24,000       Hitachi, Ltd.                                                    239,278
          5,000       Mitsumi Electric Company, Ltd.                                    86,131
            550       Olympus Optical Company, Ltd. Warrants,
                         Expire 12/03/96 (USD) +                                        27,500
          1,100       Rohm Company, Ltd. Warrants, Expire
                         11/20/97 (CHF) +                                              429,874
         27,000       Sharp Corporation                                                356,793
         11,700       Sony Corporation                                                 561,843
         26,000       Toko Seiki Company                                               236,517
                                                                                   -----------
                                                                                     2,247,298

                      ENGINEERING & CONSTRUCTION 1.2%*
         67,000       Ishikawajima Harima Heavy Industries
                         Company, Ltd.                                                 263,241
         15,000       Kumagai Gumi Company, Ltd.                                        62,828
         15,400       Ohmoto Gumi Company, Ltd.                                        344,322
                                                                                   -----------
                                                                                       670,391

                      HOUSEHOLD APPLIANCE & FURNISHINGS 0.1%*
          1,800       KVK Corporation                                                   39,714

                      LEISURE SERVICE 0.7%*
          2,600       Toho Company                                                     432,541

                      MACHINE TOOL 0.6%*
         21,000       Mori Seiki Company, Ltd.                                         374,137

                      MACHINERY - MISCELLANEOUS 0.5%*
         21,000       Denyo Company, Ltd.                                              282,461

                      METALS & MINING 0.8%*
         44,000       Hokuetsu Metal                                                   202,466
         35,000       Tokyo Tungsten Company                                           243,230
                                                                                   -----------
                                                                                       445,696

                      RAILROAD 0.7%*
             80       East Japan Railway Company                                       410,595

                      REAL ESTATE 0.7%*
         44,000       TOC Company, Ltd.                                                399,740

                      RETAIL - FOOD CHAIN 1.1%*
         12,000       Ito-Yokado, Ltd.                                                 632,883

                      RETAIL - MAJOR CHAIN 0.8%*
         12,200       Bunkyodo Japan Company                                           399,445
            200       Tobu Store Company, Ltd. Warrants,
                         Expire 1/21/97 (USD) +                                         60,000
                                                                                   -----------
                                                                                       459,445

                      STEEL 0.4%*
         42,000       Chubu Steel Plate Company, Ltd.                                  222,005

                      TELECOMMUNICATION 1.2%*
             80       Nippon Telegraph & Telephone Corporation                         670,167
                                                                                   -----------
                                                                                     9,917,152

                      MALAYSIA 2.3%*
                      AGRICULTURAL OPERATIONS 0.6%*
        118,000       Kuala Lumpur Kepong BHD                                          375,103

                      BANK - MONEY CENTER 1.3%*
        206,000       Arab-Malaysian Corporation                                       735,111


                      CONGLOMERATE 0.3%*
         58,000       Sime Darby BHD                                               $   161,772

                      REAL ESTATE 0.1%*
         15,000       IOI Properties BHD                                                52,297
                                                                                   -----------
                                                                                     1,324,283

                      NEW ZEALAND 11.0%*
                      AGRICULTURAL OPERATIONS 0.4%*
         83,470       Fernz Corporation, Ltd.                                          239,957

                      AIRLINE 0.6%*
        122,000       Air New Zealand, Ltd. Class B                                    354,800

                      CONGLOMERATE 2.1%*
        445,416       Brierley Investments, Ltd.                                       336,495
        850,000       Corporate Investments, Ltd. +                                    147,750
      1,300,000       Guinness Peat Group PLC +                                        530,160
      1,100,000       Hellaby Holdings, Ltd.                                           220,622
                                                                                   -----------
                                                                                     1,235,027

                      LEISURE SERVICE 3.3%*
      1,522,000       CDL Hotels New Zealand, Ltd.                                     732,624
        216,600       Helicopter Line, Ltd.                                            651,636
         36,000       Sky City, Ltd. +                                                 511,441
                                                                                   -----------
                                                                                     1,895,701

                      PAPER & FOREST PRODUCTS 2.8%*
        206,000       Carter Holt Harvey, Ltd.                                         504,060
        378,000       Fletcher Challenge, Ltd. Forestry Division                       497,843
        213,000       Fletcher Challenge, Ltd. Ordinary Division                       598,085
                                                                                   -----------
                                                                                     1,599,988

                      REAL ESTATE 0.5%*
        550,000       SEABIL (NZ), Ltd.                                                264,746

                      RETAIL - MAJOR CHAIN 0.2%*
        137,000       Progressive Enterprises, Ltd.                                    112,657

                      SHOE & APPAREL MANUFACTURING 0.3%*
        143,000       Lane Walker Rudkin Industries, Ltd. +                            152,964


                      TRANSPORTATION SERVICE 0.8%*
        366,000       Port of Tauranga, Ltd.                                           300,968
         80,000       Ports of Aukland, Ltd.                                           157,778
                                                                                   -----------
                                                                                       458,746
                                                                                   -----------
                                                                                     6,314,586

                      PAKISTAN 0.2%*
                      TELECOMMUNICATION SERVICE
          1,000       Pakistan Telecommunication Company, Ltd. GDR
                         (USD) (Acquired 9/16/94; Cost $179,770) (r) +                 101,500

                      PHILIPPINES 4.2%*
                      BANK - MONEY CENTER 0.8%*
         39,000       Philippine National Bank                                         454,287

                      CONGLOMERATE 1.0%*
         69,080       Benpres Holdings Corporation GDR (USD)
                         (Acquired 10/25/94; Cost $678,240) (r) +                      569,910

                      REAL ESTATE 1.1%*
         47,351       SM Prime Holdings, Inc. GDR (USD)
                         (Acquired 6/15/94; Cost $365,674) (r) +                       627,401

                      See notes to financial statements.

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)     June 30, 1995 (Unaudited)
STRONG ASIA PACIFIC FUND (continued)

         SHARES OR                                                                     VALUE
         PRINCIPAL AMOUNT                                                             (NOTE 2)
         -------------------------------------------------------------------------------------
                      TELECOMMUNICATION 1.3%*
         5,200        Philippine Long Distance Telephone Company
                         ADR (USD)                                                 $   373,100
       495,000        Pilipino Telephone Corporation +                                 387,465
                                                                                   -----------
                                                                                       760,565
                                                                                   -----------
                                                                                     2,412,163

                      RUSSIA 0.4%*
                      CLOSED-END FUND
        36,000        The Fleming Russia Securities Fund, Ltd. (USD) +                 261,000

                      SINGAPORE 12.2%*
                      BANK - MONEY CENTER 2.1%*
        67,000        The Development Bank of Singapore, Ltd. (Fgn Reg)                762,290
       134,000        Hong Leong Finance, Ltd. (Fgn Reg)                               460,250
                                                                                   -----------
                                                                                     1,222,540

                      BEVERAGE - SOFT DRINK 0.3%*
        16,700        Fraser & Neave, Ltd.                                             192,394

                      CLOSED-END FUND 0.8%*
        31,000        Singapore Sesdaq Fund (USD) +                                    465,000

                      COMPUTER SERVICE 0.2%*
       125,000        ST Computer Systems & Services, Ltd. (Fgn Reg)                    98,390

                      CONGLOMERATE 3.7%*
       184,000        Acma, Ltd. +                                                     584,587
        53,326        Jardine Matheson Holdings, Ltd. (USD)                            391,946
       114,750        Jardine Strategic Holdings, Ltd. (USD)                           369,495
        12,750        Jardine Strategic Holdings, Ltd. Warrants,
                         Expire 5/02/98 (USD) +                                          5,610
        92,000        Keppel Corporation, Ltd.                                         750,483
                                                                                   -----------
                                                                                     2,102,121

                      CONSUMER - MISCELLANEOUS 0.5%*
       574,000        GB Holdings, Ltd. +                                              308,050

                      ENGINEERING & CONSTRUCTION 0.3%*
       152,000        Lim Kah Ngam, Ltd.                                               165,324

                      REAL ESTATE 3.1%*
        16,000        Bukit Sembawang Estates, Inc.                                    322,862
       156,000        DBS Land, Ltd.                                                   488,930
       276,737        Hongkong Land Holdings, Ltd. (USD)                               503,661
        23,000        Malayan Credit, Ltd.                                              48,057
       224,000        United Overseas Land, Ltd.                                       443,993
                                                                                   -----------
                                                                                     1,807,503

                      RETAIL - FOOD CHAIN 0.2%*
       130,700        Dairy Farm International Holdings, Ltd. (USD)                    112,402

                      SHIPPING 0.5%*
       310,000        Pacific Carriers, Ltd.                                           288,372

                      TRANSPORTATION SERVICE 0.5%*
       332,000        Comfort Group, Ltd. +                                            261,324
                                                                                   -----------
                                                                                     7,023,420

                      SOUTH AFRICA 0.6%*
                      METALS & MINING
         6,100        Anglo American Corporation of South Africa                       330,478


                      SOUTH KOREA 2.1%*
                      AIRLINE 0.3%*
         5,700        Korean Air Lines Company, Ltd. +                                 205,223

                      BANK - MONEY CENTER 0.6%*
        17,452        Hana Bank +                                                      322,226

                      BROKERAGE & INVESTMENT MANAGEMENT 0.3%*
        11,024        Ssangyong Investment & Securities Company, Ltd.                  187,550

                      ELECTRIC UTILITY 0.9%*
        13,800        Korea Electric Power Corporation                                 516,874
                                                                                   -----------
                                                                                     1,231,873

                      SWEDEN 0.2%*
                      METALS & MINING
         7,200        Terra Mining AB                                                  131,513

                      TAIWAN 3.0%*
                      CLOSED-END FUND 2.5%*
       546,000        Core Pacific Pioneer Fund                                        171,233
       520,000        Jardine Fleming Fund                                             202,339
       449,000        Kwang Hua Fortune Fund                                           167,758
       447,000        NITC Fu-yuan Fund                                                189,509
        45,000        The R.O.C. Taiwan Fund (USD) +                                   495,000
       506,000        Yuan Ta Duo Yuan Fund                                            204,727
                                                                                   -----------
                                                                                     1,430,566

                      ELECTRONIC PRODUCTS - MISCELLANEOUS 0.2%*
         6,728        Yageo Corporation GDR (USD) (Acquired
                         3/27/95; Cost $51,301) (r) +                                   99,238

                      SHIPPING 0.3%*
        94,000        Evergreen Marine Corporation                                     163,412
                                                                                   -----------
                                                                                     1,693,216

                      THAILAND 5.4%*
                      AGRICULTURAL OPERATIONS 0.3%*
       125,000        Sri Trang Agro-Industry PCL (Fgn Reg)                            197,488

                      AIRLINE 1.0%*
       247,000        Thai Airways International PCL (Fgn Reg)                         550,334

                      CLOSED-END FUND 1.1%*
       435,000        The Ruam Pattana Two Fund (Fgn Reg)                              277,547
       491,000        Ruang Khao Fund (Fgn Reg) +                                      353,059
                                                                                   -----------

                                                                                       630,606

                      CONGLOMERATE 0.6%*
        16,000        Loxley PCL (Fgn Reg)                                             343,528

                      ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.7%*
        22,000        Alphatec Electronics PCL (Fgn Reg)                               401,053

                      MEDIA - PUBLISHING 0.5%*
        55,000        Matichon Newspaper PCL (Fgn Reg)                                 282,965

                      SHOE & APPAREL MANUFACTURING 1.2%*
       422,700        Saha Union PCL (Fgn Reg)                                         680,669
                                                                                   -----------
                                                                                     3,086,643

                      UNITED KINGDOM 0.1%*
                      TELECOMMUNICATION
        11,722        Cable & Wireless PLC                                              80,196



                      See notes to financial statements.

         SHARES OR                                                                    VALUE
         PRINCIPAL AMOUNT                                                            (NOTE 2)
         -------------------------------------------------------------------------------------
                      UNITED STATES 2.0%*
                      LEISURE SERVICE 0.3%*
         9,000        Showboat, Inc.                                             $     166,500

                      METALS & MINING 0.9%*
        25,500        Freeport-McMoRan Copper & Gold Class A                           525,938

                      TELECOMMUNICATION 0.8%*
        15,000        Millicom International Cellular S.A. +                           444,375
                                                                                 -------------
                                                                                     1,136,813

                      VIETNAM 0.4%*
                      CLOSED-END FUND
         5,000        Beta Mekong Fund, Ltd. (USD) +                                   250,000
                                                                                 -------------
                      TOTAL COMMON STOCKS (COST $54,912,061)                        51,464,784

                      PREFERRED STOCKS 0.8%*
                      AUSTRALIA 0.3%*
                      MEDIA - PUBLISHING
        35,531        The News Corporation, Ltd. Voting                                175,766

                      SOUTH KOREA 0.5%*
                      AIRLINE
        14,860        Korean Air Lines Company, Ltd. +                                 256,731
                                                                                 -------------
                      TOTAL PREFERRED STOCKS (COST $394,763)                           432,497

                      CONVERTIBLE CORPORATE BONDS 0.9%*
                      PHILIPPINES 0.5%*
       300,000        House of Investments Convertible Bonds,
         USD             4.00%, Due 10/17/01                                           289,500

                      THAILAND 0.4%*
       400,000        Siam Syntech Construction Public Company, Ltd.
         USD             Convertible Bonds, 4.50%, Due 2/25/02
                         (Acquired 2/09/94; Cost $400,000) (r)                         235,000
                                                                                 -------------
                      TOTAL CONVERTIBLE CORPORATE BONDS
                         (COST $700,000)                                               524,500


                      CASH EQUIVALENTS 10.3%*
                      EURODOLLAR COMMERCIAL PAPER 1.3%*
                      INDONESIA 0.8%*
       436,877        Bakrie and Brothers PT, Due 8/28/95                              437,194
         IDR
                      THAILAND 0.5%*
       281,273        GS Capital Corporation, Ltd., Due 8/11/95                        280,533
         THB                                                                     -------------
                                                                                       717,727

                      INTEREST BEARING, DUE UPON DEMAND 0.1%*
                      UNITED STATES
       $90,000        U.S. Cayman Eurodollar Call Deposit, 5.00%                        90,000

                      TIME DEPOSITS 8.9%*
                      PHILIPPINES 0.9%*
       500,000        Citibank Philippine Peso-Linked,12.85%,
                         Due 9/05/95                                                   510,516

                      JAPAN 8.0%*
     2,800,000        Mitsubishi Corporation, 6.50%, Due 7/03/95                     2,800,000
       300,000        Sanwa Corporation, 6.25%, Due 7/03/95                            300,000
     1,500,000        Sumitomo Corporation, 6.3125%, Due 7/03/95                     1,500,000
                                                                                 -------------
                                                                                     4,600,000
                                                                                 -------------
                                                                                     5,110,516
                                                                                 -------------
                      Total Cash Equivalents (Cost $5,908,150)                       5,918,243
                                                                                 -------------
                      TOTAL INVESTMENTS IN SECURITIES
                         (COST $61,914,974) 101.6%*                                 58,340,024
                      Other Assets and Liabilities, Net (1.6%)*                       (875,987)
                                                                                 -------------
                      NET ASSETS 100.0%*                                           $57,464,037
                                                                                 ============

             *        Percentages are calculated as a percentage of net assets.
         (USD)        U.S. dollar-denominated
         (CHF)        Swiss franc-denominated
         (IDR)        Indonesian rupiah-denominated
         (THB)        Thailand baht-denominated
           (r)        Restricted security
             +        Non-income producing


                      See notes to financial statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 1995 (Unaudited)                              (In Thousands)

                                                             STRONG          STRONG         STRONG
                                                        OPPORTUNITY FUND   GROWTH FUND  COMMON STOCK FUND
                                                        ----------------   -----------  -----------------
INCOME:
  Dividends                                              $    6,935       $     725     $    5,471
  Interest                                                    3,563             709          2,610
                                                             ------         -------        -------
  Total Income                                               10,498           1,434          8,081

EXPENSES:
  Investment Advisory Fees                                    4,692           1,238          4,146
  Custodian Fees                                                115              43            105
  Shareholder Servicing Costs                                 1,043             357            711
  Reports to Shareholders                                       362             117            359
  Federal and State Registration Fees                           100              40             49
  Other                                                          55              22             58
                                                             ------         -------        -------
  Total Expenses                                              6,367           1,817          5,428
                                                              -----           -----          -----
NET INVESTMENT INCOME (LOSS)                                  4,131           (383)          2,653

REALIZED AND UNREALIZED GAIN (LOSS):
 Net Realized Gain (Loss) on:
   Investments                                               21,615          1,822          38,252
   Futures Contracts, Options and Forward Currency
     Contracts                                                  540           (306)         (1,214)
   Foreign Currencies                                             2             --              (3)
 Change in Unrealized Appreciation/Depreciation on:
   Investments                                              105,446          47,104         93,901
   Futures Contracts, Options and Forward Currency
     Contracts                                                   (4)            (24)            54
                                                             ------         -------        -------

NET GAIN                                                    127,599          48,596        130,990
                                                             ------         -------        -------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                               $131,730         $48,213       $133,643
                                                           ========         =======       ========


                                                                STRONG      STRONG INTERNATIONAL      STRONG
                                                            DISCOVERY FUND      STOCK FUND        ASIA PACIFIC FUND
                                                            --------------  --------------------  -----------------
INCOME:
  Dividends (net of withholding taxes of $0, $311, and
     $57, respectively)                                      $    2,128           $2,607             $     492
  Interest                                                          322              764                   266
                                                             ----------           ------             ---------
  Total Income                                                    2,450            3,371                   758

EXPENSES:
  Investment Advisory Fees                                        2,039            1,143                   273
  Custodian Fees                                                     74              255                   113
  Shareholder Servicing Costs                                       560              409                   133
  Reports to Shareholders                                           214              161                    38
  Federal and State Registration Fees                                55               55                    29
  Other                                                              37               33                    14
                                                             ----------           ------             ---------
  Total Expenses before Involuntary Expense Waiver                2,979            2,056                   600
                                                             ----------           ------             ---------
  Involuntary Expense Waiver by Advisor                              --               --                   (48)
  Expenses, Net                                                   2,979            2,056                   552
NET INVESTMENT INCOME (LOSS)                                       (529)           1,315                   206

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
     Investments                                                 18,885           (8,859)               (1,535)
     Futures Contracts, Options and Forward Currency
       Contracts                                                   (574)            (306)                  (70)
     Foreign Currencies                                               1             (178)                   93
  Change in Unrealized Appreciation/Depreciation on:
     Investments                                                 47,661            7,461                 1,659
     Futures Contracts, Options and Forward Currency
       Contracts                                                   (242)          (1,285)                 (383)
     Assets and Liabilities Denominated in Foreign
       Currencies                                                    --               15                     2
                                                             ----------           ------             ---------

NET GAIN (LOSS)                                                  65,731           (3,152)                 (234)
                                                             ----------           ------             ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                             $  65,202          ($1,837)          ($       28)
                                                             ==========           ======             =========


                      See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 1995 (Unaudited)

                                             (In Thousands, Except Per Share Amounts)

                                                                   STRONG          STRONG         STRONG
                                                              OPPORTUNITY FUND   GROWTH FUND  COMMON STOCK FUND
                                                              ----------------   -----------  -----------------
ASSETS:
      Investments in Securities, at Value
         (Cost of $932,625, $328,417, and $772,189,
         respectively)                                           $1,087,739  $     382,016   $     912,183
      Receivable from Brokers for Securities and Forward
         Foreign Currency Contracts Sold                              5,025             --           7,374
      Dividends and Interest Receivable                                 969            505             478
      Other                                                             221             77             124
                                                                 ----------  -------------    ------------
      Total Assets                                                1,093,954        382,598         920,159

LIABILITIES:
      Payable to Brokers for Securities and Forward Foreign
         Currency Contracts Purchased                                 3,054          3,947           2,757
      Accrued Operating Expenses and Other Liabilities                1,137            405           1,079
                                                                 ----------  -------------    ------------
      Total Liabilities                                               4,191          4,352           3,836
                                                                 ----------  -------------    ------------
NET ASSETS                                                       $1,089,763  $     378,246   $     916,323
                                                                 ==========  =============   =============

Capital Shares
      Authorized                                                    100,000     10,000,000         300,000
      Outstanding                                                    34,780         27,303          47,358

NET ASSET VALUE PER SHARE                                        $    31.33  $       13.85   $       19.35
                                                                 ==========  =============    ============



                                                                 STRONG     STRONG INTERNATIONAL      STRONG
                                                             DISCOVERY FUND     STOCK FUND        ASIA PACIFIC FUND
                                                             -------------- --------------------  -----------------
ASSETS:
      Investments in Securities, at Value
         (Cost of $417,378, $222,830 and $61,915,
         respectively)                                          $   455,517  $     216,933    $     58,340
      Receivable from Brokers for Securities and Forward
         Foreign Currency Contracts Sold                             14,953         61,461           5,487
      Receivable for Fund Shares Sold                                    --            144             133
      Dividends and Interest Receivable                                 360            755             125
      Other                                                              --          2,595           1,200
                                                                 ----------  -------------    ------------
      Total Assets                                                  470,830        281,888          65,285

LIABILITIES:
      Payable to Brokers for Securities and Forward Foreign
         Currency Contracts Purchased                                 8,787         61,303           6,404
      Payable for Fund Shares Redeemed                                   --            322           1,240
      Accrued Operating Expenses and Other Liabilities                  538            470             177
                                                                 ----------  -------------    ------------
      Total Liabilities                                               9,325         62,095           7,821
                                                                 ----------  -------------    ------------
NET ASSETS                                                       $  461,505  $     219,793    $     57,464
                                                                 ==========  =============    ============

Capital Shares
      Authorized                                                  1,000,000     10,000,000      10,000,000
      Outstanding                                                    25,245         17,510           6,175

NET ASSET VALUE PER SHARE                                        $    18.28  $       12.55    $       9.31
                                                                 ==========  =============    ============


                      See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended June 30, 1995 (Unaudited) and the Year Ended December 31, 1994


                                                                                        (In Thousands)
                                                                           STRONG                            STRONG
                                                                       OPPORTUNITY FUND                   GROWTH FUND
                                                               ------------------------------   -----------------------------
                                                               JUNE 30, 1995    DEC. 31, 1994   JUNE 30, 1995   DEC. 31, 1994
                                                               -------------    -------------   -------------   -------------
OPERATIONS:
      Net Investment Income (Loss)                              $    4,131         $  3,346    ($    383)      ($     28)
      Net Realized Gain (Loss)                                      22,157           29,481        1,516          (1,487)
      Change in Unrealized Appreciation/Depreciation               105,442          (19,889)      47,080           6,495
                                                                ----------         --------     --------        --------
      Increase in Net Assets Resulting from Operations             131,730           12,938       48,213           4,980

CAPITAL SHARE TRANSACTIONS                                         163,659          383,946      224,024         101,393

DISTRIBUTIONS:
      From Net Investment Income                                    (4,142)          (3,314)          --              --
      In Excess of Net Investment Income                                --              (18)          --            (464)
      From Net Realized Gains                                       (7,184)         (31,355)          --              --
                                                                ----------         --------     --------        --------
TOTAL INCREASE IN NET ASSETS                                       284,063          362,197      272,237         105,909

NET ASSETS:
      Beginning of Period                                          805,700          443,503      106,009             100
                                                                ----------         --------     --------        --------
      End of Period                                             $1,089,763         $805,700     $378,246        $106,009
                                                                ==========         ========     ========        ========

                                                                         STRONG                         STRONG
                                                                    COMMON STOCK FUND               DISCOVERY FUND
                                                             -------------------------------  ----------------------------
                                                             JUNE 30, 1995     DEC. 31, 1994  JUNE 30, 1995  DEC. 31, 1994
                                                             -------------     -------------  -------------  -------------
OPERATIONS:
      Net Investment Income (Loss)                              $    2,653        $   2,037   ($    529)       $  2,543
      Net Realized Gain                                             37,035           47,778      18,312           9,276
      Change in Unrealized Appreciation/Depreciation                93,955          (54,576)     47,419         (34,031)
                                                                ----------        ---------    --------        --------
      Increase (Decrease) in Net Assets Resulting
        from Operations                                            133,643           (4,761)     65,202         (22,212)

CAPITAL SHARE TRANSACTIONS                                           3,957           82,644       7,893         139,429

DISTRIBUTIONS:
      From Net Investment Income                                    (2,708)          (1,963)         --          (2,544)
      In Excess of Net Investment Income                                --              (46)         --         (13,712)
      From Net Realized Gains                                       (8,694)         (47,835)         --         (14,340)
                                                                ----------        ---------    --------        --------
TOTAL INCREASE IN NET ASSETS                                       126,198           28,039)     73,095          86,621

NET ASSETS:
      Beginning of Period                                          790,125          762,086     388,410         301,789
                                                                ----------        ---------    --------        --------
      End of Period                                             $  916,323        $ 790,125    $461,505        $388,410
                                                                ==========        =========    ========        ========

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended June 30, 1995 (Unaudited) and the Year Ended December 31, 1994

                                                                                      (In Thousands)

                                                                    STRONG INTERNATIONAL                        STRONG
                                                                        STOCK FUND                         ASIA PACIFIC FUND
                                                               ------------------------------       --------------------------------
                                                               JUNE 30, 1995    DEC. 31, 1994       JUNE 30, 1995      DEC. 31, 1994
                                                               -------------    -------------       -------------      -------------
OPERATIONS:
    Net Investment Income                                           $  1,315        $    869             $   206           $   299
    Net Realized Gain (Loss)                                          (9,343)         17,932              (1,512)              (73)
    Change in Unrealized Appreciation/Depreciation                     6,191         (27,840)              1,278            (5,276)
                                                                    --------        ---------            --------          -------
    Decrease in Net Assets Resulting from Operations                  (1,837)         (9,039)                (28)           (5,050)

CAPITAL SHARE TRANSACTIONS                                           (35,257)        162,477                  (5)           63,428

DISTRIBUTIONS:
    From Net Investment Income                                          (943)            (73)               (227)              (34)
    In Excess of Net Investment Income                                    --              --                  --                --
    From Net Realized Gains                                               --         (22,837)                 --                --
    In Excess of Net Realized Gains                                       --          (1,143)                 --              (720)
                                                                    --------        ---------            --------          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (38,037)        129,385                (260)           57,624

NET ASSETS:
    Beginning of Period                                              257,830         128,445              57,724               100
                                                                    --------        ---------            --------          -------
    End of Period                                                   $219,793        $257,830             $57,464           $57,724
                                                                    ========        ========             =======           =======

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 1995 (Unaudited)

1.   ORGANIZATION
     The Strong Growth Funds consist of Strong Opportunity Fund, Inc., Strong Growth Fund, Inc., Strong Common Stock Fund, Inc., Strong Discovery Fund, Inc., Strong International Stock Fund, Inc. and Strong Asia Pacific Fund, Inc. The Funds are separately incorporated, diversified, open-end management investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Investments in securities for which market quotations are readily available are valued at fair value as determined by a pricing service on the basis of the average of the most recent bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Securities for which quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Directors of the Funds. Debt securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Funds own certain investment securities which are restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. The Funds bear the costs, if any, associated with the disposition of restricted securities. Where such disposition depends on a security's registration under the Securities Act of 1933, the Fund will bear such registration costs unless the Funds have registration rights, in which case the issuer will bear such costs. Aggregate cost and fair value of these restricted securities held at June 30, 1995 were as follows:


                                                                                                        STRONG
                                          STRONG OPPORTUNITY FUND       STRONG GROWTH FUND         COMMON STOCK FUND
                                          -----------------------       ------------------         -----------------
          Aggregate Cost                        $2,194,125                   $3,299,925               $14,008,250
          Aggregate Fair Value                   7,276,050                    3,723,375                15,640,400
          Percent of Net Assets                        0.7%                         1.0%                      1.7%

                                                                                STRONG                  STRONG
                                          STRONG DISCOVERY FUND       INTERNATIONAL STOCK FUND     ASIA PACIFIC FUND
                                          ---------------------       ------------------------     -----------------
          Aggregate Cost                          $770,000                   $4,443,177                $3,540,085
          Aggregate Fair Value                     750,750                    5,256,122                 3,328,524
          Percent of Net Assets                        0.2%                         2.4%                      5.8%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.

     (C) Realized Gains and Losses on Investment Transactions -- The Funds determine the gain or loss realized on investment transactions by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- The Funds may enter into futures contracts for any lawful purpose, including hedging, risk management, or enhancing returns, but not for speculation. Upon entering into a futures contract, the Funds deposit cash, U.S. government securities or other liquid, high-grade debt obligations in a segregated account with their custodians, in the name of the futures broker through whom the transaction was effected, equal to the minimum ''initial margin'' requirements of the applicable futures exchange. Additionally, the Funds receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ''variation margin,'' and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts may involve, to varying degrees, elements of market risk in excess of the amount recognized in the statements of assets and liabilities. The successful use of futures contracts by the Funds is dependent upon the ability of Strong Capital Management, Inc. (the "Advisor") to correctly anticipate trends in the underlying assets of the futures contracts. To the extent that the Funds are engaging in futures contracts other than for hedging purposes, the Funds' successful use of such transactions is more dependent upon the Advisor's ability to correctly anticipate such trends, since losses in these transactions may not be offset in gains in the Funds' portfolio or in lower purchase prices for assets it intends to acquire. The Advisor's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to the Funds. Hedging transactions are also subject to risks. If the Advisor incorrectly anticipates trends in the underlying asset, the Funds may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Funds' use of futures contracts and the assets being hedged.

          Futures contracts open at June 30, 1995 were as follows:


                                                                                                                      UNREALIZED
                                                                                                                     APPRECIATION
                                                                                 CONTRACT VALUE                     (DEPRECIATION)
     FUND                     COLLATERAL (PAR VALUE)        CONTRACTS            (IN THOUSANDS)       EXPIRATION    (IN THOUSANDS)
     ----                     ----------------------        --------             --------------       ----------     --------------
Strong Opportunity Fund        U.S. Treasury Bills:          30 S&P 500 (Short)    ($ 8,207)          Sept. 1995        ($4)
                                $290,000 Due 7/20/95
                                 290,000 Due 7/27/95
                                  10,000 Due 8/10/95
                                  60,000 Due 9/21/95

Strong Common Stock Fund       U.S. Treasury Bills:          50 S&P 500 (Short)     (13,679)          Sept. 1995         54
                                $635,000 Due 7/06/95
                                  75,000 Due 8/10/95
                                 345,000 Due 9/21/95

     (E) Options -- The Funds may engage in options transactions for any lawful purpose, including hedging, risk management, or enhancing returns, but not for speculation. The Funds may purchase or write put and call options on securities, futures contracts, indices, and foreign currency, and enter into closing transactions with respect to such options to terminate an existing position.

          Premiums received by the Funds upon writing put or call options are recorded in the Funds statements of assets and liabilities as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option that is written by the Funds expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of option premium received. The use of written option contracts may involve elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract value represents the Funds' involvement in these financial instruments. When required by SEC guidelines, the Funds will set aside permissible liquid assets in a segregated account to secure its potential obligations under its written options positions.

          The successful use of option contracts by the Funds is dependent upon the ability of the Advisor to correctly anticipate trends in the underlying assets of the option contracts. To the extend that the Funds are engaging in option contracts other than for hedging purposes, the Funds' successful use of such transactions is more dependent upon the Advisor's ability to correctly anticipate such trends, since losses in these transactions may not be offset in gains in the Funds' portfolio or in lower purchase prices for assets it tends to acquire. The Advisor's prediction of trends in the underlying assets may prove to be inaccurate, which could result in substantial losses to the Funds. Hedging transactions are also subject to risks. If the Advisor incorrectly anticipates trends in the underlying asset, the Funds may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Funds' use of option contracts and the assets being hedged.

          Written option activity for Strong Common Stock Fund for the six months ended June 30, 1995 is as follows:

                                                                                  PREMIUMS
                                                                   NUMBER      (IN THOUSANDS)
                                                                   ------      --------------
         Options outstanding at December 31, 1994                        0        $      0
         Options written during the period                           2,800           2,579
         Options cancelled in closing purchase transactions         (2,800)         (2,579)
                                                                   -------        --------
         Options outstanding at June 30, 1995                            0        $      0
                                                                   =======        ========

          The cost of cancelling options in closing purchase transactions was $2,998,450, resulting in capital losses of $419,611.

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities denominated in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S.
          dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

June 30, 1995 (Unaudited)

   (G) When-Issued Securities -- The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Funds record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Funds segregate and maintain at all times permissible liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

   (H) Other -- Portfolio transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

3. NET ASSETS
   Net assets as of June 30, 1995 were as follows (in thousands):

                                                           STRONG           STRONG          STRONG COMMON
                                                      OPPORTUNITY FUND   GROWTH FUND          STOCK FUND
                                                      ---------------   -------------       -------------
     Capital Stock                                     $ 913,044        $325,517              $740,774
     Undistributed Net Investment Loss                       (12)           (148)                  (55)
     Undistributed Net Realized Gain (Loss)               21,621            (698)               35,556
     Net Unrealized Appreciation                         155,110          53,575               140,048
                                                      ----------        --------              --------
     Net Assets                                       $1,089,763        $378,246              $916,323
                                                      ==========        ========              ========


                                                         STRONG        STRONG INTERNATIONAL   STRONG ASIA
                                                      DISCOVERY FUND        STOCK FUND        PACIFIC FUND
                                                      --------------   -------------------   -------------
     Capital Stock                                      $417,207           $236,691             $63,523
     Undistributed Net Investment Income (Loss)             (506)               259                 (54)
     Undistributed Net Realized Gain (Loss)                6,907             (9,806)             (2,007)
     Net Unrealized Appreciation (Depreciation)           37,897             (7,351)             (3,998)
                                                        --------           --------             -------
     Net Assets                                         $461,505           $219,793             $57,464

4.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Funds for the six months ended June 30, 1995 and the year ended December 31, 1994 were as follows (in thousands):

                                                                       JUNE 30, 1995                      DECEMBER 31, 1994
                                                              --------------------------           --------------------------------
     STRONG OPPORTUNITY FUND                                   SHARES           DOLLARS                 SHARES              DOLLARS
                                                              -------           -------               --------            ---------
     Shares Sold                                               10,135          $291,828                 19,268             $552,372
     Shares Issued in Reinvestment of Dividends                   371            10,901                  1,202               33,506
     Shares Redeemed                                           (4,805)         (139,070)                (7,100)            (201,932)
                                                              -------          --------                -------             --------
     Net Increase                                               5,701          $163,659                 13,370             $383,946
                                                              =======          ========                 ======             ========

     STRONG GROWTH FUND
     Shares Sold                                               22,193          $274,227                 12,148             $135,056
     Shares Issued in Reinvestment of Dividends                    --                --                     44                  455
     Shares Redeemed                                           (4,021)          (50,203)                (3,071)             (34,118)
                                                              -------          --------                -------             --------
     Net Increase                                              18,172          $224,024                  9,121             $101,393
                                                              =======          ========                =======             ========

     STRONG COMMON STOCK FUND
     Shares Sold                                                4,508          $ 80,067                 12,780             $228,135
     Shares Issued in Reinvestment of Dividends                   622            11,118                  2,874               48,507
     Shares Redeemed                                           (4,959)          (87,228)               (10,938)            (193,998)
                                                              -------          --------                -------             --------
     Net Increase                                                 171          $  3,957                  4,716             $ 82,644
                                                              =======          ========                =======             ========

     STRONG DISCOVERY FUND
     Shares Sold                                                9,153          $150,245                 24,287             $415,186
     Shares Issued in Reinvestment of Dividends                    --                --                  1,843               29,781
     Shares Redeemed                                           (8,692)         (142,352)               (18,065)            (305,538)
                                                              -------          --------                -------             --------
     Net Increase                                                 461          $  7,893                  8,065             $139,429
                                                              =======          ========                =======             ========

     STRONG INTERNATIONAL STOCK FUND
     Shares Sold                                                5,347          $ 65,757                 24,930             $357,479
     Shares Issued in Reinvestment of Dividends                    74               916                  1,818               23,412
     Shares Redeemed                                           (8,291)         (101,930)               (15,428)            (218,414)
                                                              -------          --------                -------             --------
     Net Increase (Decrease)                                   (2,870)        ($ 35,257)                11,320             $162,477
                                                              =======          ========                =======             ========

     STRONG ASIA PACIFIC FUND
     Shares Sold                                                3,713          $ 33,762                 11,796             $119,485
     Shares Issued in Reinvestment of Dividends                    23               215                     78                  729
     Shares Redeemed                                           (3,738)          (33,982)                (5,707)             (56,786)
                                                              -------          --------                -------             --------
     Net Increase (Decrease)                                       (2)        ($      5)                 6,167             $ 63,428
                                                              =======          ========                =======             ========

5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the ''Advisor''), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on annualized rates of 1.00% of the average daily net assets of the Funds. Advisory fees are subject to reimbursement by the Advisor if the Funds' operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     Certain information regarding these transactions for the six months ended June 30, 1995 is as follows (in thousands):

                                                                    STRONG                 STRONG                STRONG
                                                                OPPORTUNITY FUND          GROWTH FUND       COMMON STOCK FUND
                                                                ----------------          -----------       -----------------
     Payable to Advisor at June 30, 1995                               $928                   $337                 $777
     Other Shareholder Servicing Expenses Paid to Advisor                21                      6                   18
     Unaffiliated Directors' Fees                                         8                      2                    8

                                                                    STRONG            STRONG INTERNATIONAL         STRONG
                                                                  DISCOVERY FUND         STOCK FUND           ASIA PACIFIC FUND
                                                                  --------------      --------------------    -----------------
     Payable to Advisor at June 30, 1995                               $390                   $267                  $87
     Other Shareholder Servicing Expenses Paid to Advisor                12                     10                    3
     Unaffiliated Directors' Fees                                         4                      5                    1

6.   TRANSACTIONS WITH AFFILIATED COMPANIES
     An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Transactions for the six months ended June 30, 1995 with companies which are or were affiliates are as follows (in thousands):

                                                     PURCHASE        SALES        REALIZED        DIVIDEND      VALUE AT
                                                       COST          COST           LOSS            INCOME     JUNE 30, 1995
                                                     --------        -----        --------        --------    -------------
     Strong Common Stock Fund
     Apartment Investment and Management Company      $  527       $   --            $ --            $486           $11,846
     HS Resources, Inc.                                3,047           --              --              --             9,730
     Software Spectrum, Inc.                              30        1,181             156              --             6,848
                                                      ------       ------            ----            ----           -------
                                                      $3,604       $1,181            $156            $486           $28,424
                                                      ======       ======            ====            ====           =======
     Strong Discovery Fund
     Saber Software Corporation                       $2,265       $   --            $ --            $ --           $ 2,400

7.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities during the six months ended June 30, 1995 were as follows (in thousands):

                         Strong            Strong           Strong              Strong      Strong International        Strong
                     Opportunity Fund   Growth Fund    Common Stock Fund    Discovery Fund     Stock Fund          Asia Pacific Fund
                     ----------------   -----------    -----------------    --------------  --------------------   -----------------
     Purchases          $435,260          $545,745            $265,299           $865,695        $122,888               $26,806
     Sales               310,743           315,064             282,738            839,730         150,540                26,461

8.   INCOME TAX INFORMATION
     At June 30, 1995 the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers as of December 31, 1994 (expiring in varying amounts through 2002) for Federal income tax purposes were as follows (in thousands):

                                                                     STRONG               STRONG              STRONG
                                                                OPPORTUNITY FUND       GROWTH FUND      COMMON STOCK FUND
                                                                ----------------       -----------      -----------------
     Aggregate Investment Cost                                     $933,697              $330,590           $773,515
     Aggregate Unrealized:
        Appreciation                                               $173,978              $ 53,974           $158,211
        Depreciation                                                (19,936)               (2,572)           (19,544)
                                                                   --------              --------           --------
                                                                   $154,042              $ 51,402           $138,667
                                                                   ========              ========           ========

                                                                   STRONG         STRONG INTERNATIONAL     STRONG ASIA
                                                                 DISCOVERY FUND         STOCK FUND         PACIFIC FUND
                                                                 --------------   --------------------     ------------
     Aggregate Investment Cost                                     $418,861              $223,870            $62,322
     Aggregate Unrealized:
        Appreciation                                               $ 43,476               $14,147             $3,380
        Depreciation                                                 (7,062)              (21,085)            (7,361)
                                                                   --------              --------           --------
                                                                    $36,414             ($  6,938)          ($ 3,981)
                                                                   ========             =========           ========

June 30, 1995 (Unaudited)

9.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
     The Funds may enter into forward foreign currency exchange contracts for any lawful purpose, including hedging, risk managment, or enhancing returns, but not for speculation.

     Forward foreign currency exchange contracts are typically used by the Funds to hedge currency exposure related to receivables from securities sold and payables for securities purchased. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     At June 30, 1995, the Funds had entered into forward foreign currency exchange contracts as follows:

                                                                                                                UNREALIZED
                                                                                                               APPRECIATION
                                                                       SETTLEMENT    CURRENCY VALUE IN        (DEPRECIATION)
     FUND                                   CURRENCY SOLD                 DATE       USD (IN THOUSANDS)       (IN THOUSANDS)
     ----                                   -------------                 ----       ------------------       --------------
     Strong Growth Fund                     372,667 German Marks         7/26/95          $ 270                   $(1)
                                          3,341,000 German Marks          8/3/95          2,423                   (23)
     Strong Discovery Fund               25,050,500 German Marks         7/19/95         17,932                  (235)
                                          2,015,900 German Marks         7/26/95          1,455                    (7)
     Strong International Stock Fund  1,144,049,500 Japanese Yen         8/15/95         11,843                (1,739)
                                        499,177,749 Japanese Yen         8/15/95          5,891                   (36)
                                      4,000,000,000 Indonesian Rupiah    8/28/95          1,736                   (36)
                                          3,000,000 British Pounds       10/3/95          4,782                    17
                                          3,783,699 British Pounds       10/3/95          6,032                    23
                                          6,783,699 British Pounds        7/5/95         10,990                   309

     Strong Asia Pacific Fund           262,900,500 Japanese Yen         8/15/95          2,722                  (400)
                                        203,818,258 Japanese Yen         8/15/95          2,405                   (14)
                                      1,000,000,000 Indonesian Rupiah    8/28/95            434                    (9)


10. FOREIGN INVESTMENTS
     Investments in foreign markets can pose more risks than U.S. investments, and to the extent that each Fund invests in foreign securities, each Fund's share price is expected to be more volatile than that of a U.S. securities-only fund. The value of each Fund's foreign securities will fluctuate with changes in stock market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which each Fund invests. These risks are generally intensified for investments in emerging markets.

11.  Annual Meeting
     A shareholder meeting was held on April 13, 1995 in Milwaukee, Wisconsin. Results of the shareholder vote, calculated as a pecentage of total shares voted, are as follows:

                                         Strong Opportunity Fund                        Strong Growth Fund
                                       Shares Voted 17,259,969.150                   Shares Voted 9,192,121.893
                                       ---------------------------                   --------------------------
     Proposals                           Affirmative      Withhold                    Affirmative      Withhold
     ---------                           -----------      --------                    -----------      --------
    1    Election of Directors
           Richard S. Strong                98.41%          1.59%                       98.59%         1.41%
           John Dragisic                    98.29           1.71                        98.60          1.40
           Marvin E. Nevins                 98.18           1.82                        98.47          1.53
           Willie D. Davis                  97.83           2.17                        98.11          1.89
           William F. Vogt                  98.42           1.58                        98.49          1.51
           Stanley Kritzik                  97.81           2.19                        98.07          1.93

                                              Affirmative      Against      Abstain      Affirmative      Against          Abstain
                                              -----------      -------      -------      -----------      -------          -------
    2    Ratify Selection of Auditors           97.09%         0.81%        2.10%          96.54%          1.29%            2.17%
    3    Adopt Advisory Agreement               93.02          2.41         4.57           94.40           2.18             3.42
    4    Adopt Revised Articles                 91.76          3.60         4.64           93.73           2.72             3.55
    5    Amend Investment Objective             92.01          3.43         4.56           93.54           3.24             3.22
    6    Amend or Adopt a Fundamental
         Investment Limitation Concerning:
    6A   Diversification                        90.73          4.02         5.25           93.63           2.33             4.04
    6B   Concentration                          91.62          3.03         5.35           93.58           2.25             4.17
    6C   Lending                                90.40          4.31         5.29           92.18           3.73             4.09
    6D   Purchasing or Selling Real Estate      89.26          5.45         5.29           91.47           4.41             4.12
    6E   Borrowing                              89.26          5.45         5.29           91.48           4.37             4.15
    6F   Underwriting Securities                90.82          3.85         5.33           92.14           3.68             4.18
    6G   Purchasing or Selling Financial
         Commodities                            87.28          7.43         5.29           89.93           5.98             4.09
    6H   Issuing Senior Securities              91.10          3.56         5.34           92.88           2.82             4.30
    6I   Pooled Fund Structures                 89.54          5.10         5.36           91.59           4.19             4.22
    7    Eliminate a Fundamental Investment
         Limitation Concerning:
    7A   Short Sales of Securities              87.34          5.51         7.15           N/A            N/A              N/A
    7B   Use of Margin                          86.24          6.60         7.16           89.23           5.71             5.06
    7C   Illiquid and Restricted Securities     85.90          6.89         7.21           N/A            N/A              N/A
    7D   Purchase of Investment
         Company Securities                     88.52          4.31         7.17           N/A            N/A              N/A
    7E   Purchasing Securities of
         Newly-Formed Issuers                   88.29          4.52         7.19           N/A            N/A              N/A
    7F   Investing in Oil and Gas Interests     87.23          5.61         7.16           N/A            N/A              N/A
    7G   Pledging Assets                        86.42          6.41         7.17           89.35           5.63             5.02
    7H   Securities Investments of
         Directors and Officers                 86.40          6.46         7.14           N/A            N/A              N/A
    7I   Futures and Options                    86.24          6.60         7.16           N/A            N/A              N/A
    7J   Warrants                               88.82          3.99         7.19           N/A            N/A              N/A
    7K   Fund Portfolio Transactions with
         Directors and Officers                 85.85          7.02         7.13           88.57           6.36             5.07
    7L   Investing in Securities for the
         Purpose of Management or Control       86.55          6.28         7.17           N/A            N/A              N/A
    7M   Participating on a Joint Basis in
         Any Trading Account                    87.84          4.94         7.22           N/A            N/A              N/A


June 30, 1995 (Unaudited)

11.       ANNUAL MEETING (CONTINUED)

                                        Strong Common Stock Fund                   Strong Discovery Fund
                                      Shares Voted 26,742,893.726              Shares Voted 13,879,466.820
                                      ---------------------------              ---------------------------
     Proposals                      Affirmative           Withhold              Affirmative       Withhold
     ---------                      -----------           --------              -----------       --------
   1    Election of Directors
          Richard S. Strong               98.25%         1.75%                       98.25%            1.75%
          John Dragisic                   98.27          1.73                        98.22             1.78
          Marvin E. Nevins                98.00          2.00                        97.95             2.05
          Willie D. Davis                 97.17          2.83                        97.50             2.50
          William F. Vogt                 98.23          1.77                        98.15             1.85
          Stanley Kritzik                 97.24          2.76                        97.48             2.52
                                            Affirmative     Against       Abstain      Affirmative        Against     Abstain
                                            -----------     -------       -------      -----------        -------     -------
   2    Ratify Selection of Auditors          97.19%         0.96%         1.85%         96.79%            0.99%       2.22%
   3    Adopt Advisory Agreement              93.99          3.04          2.97          93.87             2.60        3.53
   4    Adopt Revised Articles                92.69          4.28          3.03          92.61             3.76        3.63
   5    Amend Investment Objective            93.55          3.36          3.09          92.97             3.64        3.39
   6    Amend or Adopt a Fundamental
        Investment Limitation Concerning:
   6A   Diversification                       90.36          5.82          3.82          92.55             3.53        3.92
   6B   Concentration                         93.07          3.05          3.88          93.30             2.72        3.98
   6C   Lending                               90.54          5.57          3.89          91.35             4.63        4.02
   6D   Purchasing or Selling Real Estate     90.98          5.17          3.85          90.99             5.01        4.00
   6E   Borrowing                             88.01          8.11          3.88          90.40             5.59        4.01
   6F   Underwriting Securities               91.83          4.25          3.92          91.91             4.08        4.01
   6G   Purchasing or Selling Financial
        Commodities                           87.81          8.31          3.88          90.10             5.91        3.99
   6H   Issuing Senior Securities             91.97          4.10          3.93          92.59             3.32        4.09
   6I   Pooled Fund Structures                90.38          5.72          3.90          91.64             4.20        4.16
   7    Eliminate a Fundamental Investment
        Limitation Concerning:
   7A   Short Sales of Securities             88.15          5.83          6.02          90.28             4.70        5.02
   7B   Use of Margin                         86.65          7.31          6.04          89.46             5.58        4.96
   7C   Illiquid and Restricted Securities    N/A            N/A           N/A           88.90             6.15        4.95
   7D   Purchase of Investment
        Company Securities                    89.27          4.68          6.05          91.32             3.62        5.06
   7E   Purchasing Securities of
        Newly-Formed Issuers                  89.27          4.70          6.03          91.19             3.77        5.04
   7F   Investing in Oil and Gas Interests    88.84          5.15          6.01          90.99             4.01        5.00
   7G   Pledging Assets                       86.81          7.14          6.05          89.16             5.90        4.94
   7H   Securities Investments of
        Directors and Officers                87.67          6.34          5.99          90.13             4.90        4.97
   7I   Futures and Options                   N/A            N/A           N/A           88.45             6.54        5.01
   7J   Warrants                              90.12          3.85          6.03          91.01             3.90        5.09
   7K   Fund Portfolio Transactions with
        Directors and Officers                86.90          7.10          6.00          89.31             5.68        5.01
   7L   Investing in Securities for the
        Purpose of Management or Control      87.95          6.07          5.98          90.49             4.45        5.06
   7M   Participating on a Joint Basis in
        Any Trading Account                   88.51          5.44          6.05          90.72             4.23        5.05


11. ANNUAL MEETING (CONTINUED)

                                     STRONG INTERNATIONAL STOCK FUND                 STRONG ASIA PACIFIC FUND
                                       SHARES VOTED 10,801,143.481                  SHARES VOTED 3,479,907.358
                                     --------------------------------               --------------------------
      PROPOSALS                        AFFIRMATIVE     WITHHOLD                     AFFIRMATIVE        WITHHOLD
      ---------                        -----------     --------                     -----------        --------
     1  Election of Directors
          Richard S. Strong               98.01%         1.99%                       97.70%            2.30%
          John Dragisic                   98.00          2.00                        97.68             2.32
          Marvin E. Nevins                97.84          2.16                        97.43             2.57
          Willie D. Davis                 97.33          2.67                        96.85             3.15
          William F. Vogt                 97.99          2.01                        97.71             2.29
          Stanley Kritzik                 97.47          2.53                        96.98             3.02

                                       AFFIRMATIVE      AGAINST        ABSTAIN    AFFIRMATIVE        AGAINST     ABSTAIN
                                       -----------      -------        -------    -----------        -------     -------
     2  Ratify Selection of Auditors      97.01%         0.96%         2.03%         96.97%            0.85%       2.18%
     3  Adopt Advisory Agreement          94.42          2.48          3.10          94.46             2.49        3.05
     4  Adopt Revised Articles            93.46          3.28          3.26          93.83             3.00        3.17
     5  Amend Investment Objective        94.05          2.82          3.13          94.26             2.48        3.26
     6  Amend or Adopt a Fundamental
        Investment Limitation
        Concerning:
     6A      Diversification              93.63          2.43          3.94          94.29             1.62        4.09
     6B      Concentration                93.72          2.39          3.89          94.19             1.76        4.05
     6C      Lending                      92.10          4.02          3.88          93.20             2.80        4.00
     6D      Purchasing or Selling
             Real Estate                  91.91          4.15          3.94           92.23            3.62        4.15
     6E      Borrowing                    91.05          5.12          3.83          92.26             3.74        4.00
     6F      Underwriting Securities      92.85          3.28          3.87          93.49             2.48        4.03
     6G      Purchasing or Selling
             Financial Commodities        90.45          5.73          3.82          91.70             4.26        4.04
     6H      Issuing Senior Securities    92.56          3.54          3.90          93.54             2.47        3.99
     6I      Pooled Fund Structures       92.43          3.68          3.89          93.24             2.69        4.07
     7       Eliminate a Fundamental
             Investment Limitation
             Concerning:
     7A      Short Sales of Securities    90.47          4.70          4.83          91.60             3.63        4.77
     7B      Use of Margin                89.65          5.62          4.73          90.52             4.66        4.82
     7C      Illiquid and Restricted
             Securities                    N/A           N/A            N/A           N/A              N/A          N/A
     7D      Purchase of Investment
             Company Securities            N/A           N/A            N/A           N/A              N/A          N/A
     7E      Purchasing Securities of
             Newly-Formed Issuers          N/A           N/A            N/A           N/A              N/A          N/A
     7F      Investing in Oil and Gas
             Interests                    90.92          4.31          4.77           N/A              N/A          N/A
     7G      Pledging Assets              89.07          6.13          4.80          90.97             4.25        4.78
     7H      Securities Investments of
             Directors and Officers        N/A           N/A            N/A           N/A              N/A          N/A
     7I      Futures and Options           N/A           N/A            N/A           N/A              N/A          N/A
     7J      Warrants                      N/A           N/A            N/A           N/A              N/A          N/A
     7K      Fund Portfolio Transactions
             with Directors and Officers   N/A           N/A            N/A           N/A              N/A          N/A
     7L      Investing in Securities for
             the Purpose of Management or
             Control                       N/A           N/A            N/A           N/A              N/A          N/A
     7M      Participating on a Joint
             Basis in Any Trading
             Account                       N/A           N/A            N/A           N/A              N/A          N/A


FINANCIAL HIGHLIGHTS

The following presents information relating to a share of capital stock of each of the Funds, outstanding for the entire period.


STRONG GROWTH FUND

                                                                     1995**       1994
                                                                   --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  11.61     $  10.00
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income                                            (0.01)          --
     Net Realized and Unrealized Gains on Investments                  2.25         1.72
                                                                    -------      -------
TOTAL FROM INVESTMENT OPERATIONS                                       2.24         1.72

LESS DISTRIBUTIONS
     From Net Investment Income                                          --           --
     In Excess of Net Investment Income                                  --        (0.11)
                                                                    -------      -------
TOTAL DISTRIBUTIONS                                                      --        (0.11)
                                                                    -------      -------
NET ASSET VALUE, END OF PERIOD                                       $13.85       $11.61
                                                                    =======      =======
Total Return                                                          +19.3%       +17.3%
Net Assets, End of Period (In Thousands)                           $378,246     $106,009
Ratio of Expenses to Average Net Assets                                 1.5%*        1.6%
Ratio of Net Investment Income to Average Net Assets                   (0.3%)*      (0.1%)
Portfolio Turnover Rate                                               142.7%       385.8%


STRONG COMMON STOCK FUND

                                                  1995**      1994          1993          1992         1991          1990
                                                 ------     -------       --------       ------      -------        ------
NET ASSET VALUE, BEGINNING OF PERIOD           $  16.74    $  17.94     $  15.07      $  12.84      $  10.02        $10.00

INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income (Loss)                  0.06        0.04         0.04          0.03         (0.02)         0.07
     Net Realized and Unrealized Gains
       (Losses) on Investments                     2.80       (0.13)        3.74          2.59          5.42          0.03
                                               --------    --------     --------      --------      --------        ------
TOTAL FROM INVESTMENT OPERATIONS                   2.86       (0.09)        3.78          2.62          5.40          0.10

LESS DISTRIBUTIONS
     From Net Investment Income                   (0.06)      (0.04)       (0.04)        (0.01)          --          (0.08)
     From Net Realized Gains                      (0.19)      (1.07)       (0.87)        (0.38)(1)     (2.58)(2)        --
                                               --------    --------     --------      --------      --------        ------
TOTAL DISTRIBUTIONS                               (0.25)      (1.11)       (0.91)        (0.39)        (2.58)        (0.08)
                                               --------    --------     --------      --------      --------        ------
NET ASSET VALUE, END OF PERIOD                 $  19.35    $  16.74     $  17.94      $  15.07      $  12.84        $10.02
                                               ========    ========     ========      ========      ========        ======
Total Return                                     +17.2%      - 0.5%       +25.2%        +20.8%        +57.1%         +1.0%

Net Assets, End of Period (In Thousands)       $916,323    $790,125     $762,086      $179,113      $ 48,549        $2,432
Ratio of Expenses to Average Net Assets            1.3%*       1.3%         1.4%          1.4%          2.0%          2.0%
Ratio of Net Investment Income to Average
  Net Assets                                       0.6%*       0.3%         0.2%          0.1%         (0.5%)         0.9%
Portfolio Turnover Rate                           35.1%       83.0%        80.9%        291.7%      2,460.7%        291.2%





(1)  Includes $.022 ordinary income distribution for tax purposes.
(2)  Ordinary income distribution for tax purposes.
  *  Calculated on an annualized basis.
 ** For the six months ended June 30, 1995 (Unaudited). Total return and portfolio turnover rate are not annualized.

STRONG INTERNATIONAL STOCK FUND

                                                                    1995**       1994          1993       1992***
                                                                   --------     -------        -----     --------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  12.65    $  14.18      $   9.77    $ 10.00
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income                                             0.07        0.06            --       0.05
     Net Realized and Unrealized Gains (Losses) on Investments        (0.12)      (0.27)         4.66      (0.23)
                                                                    -------    --------      --------    -------
TOTAL FROM INVESTMENT OPERATIONS                                      (0.05)      (0.21)         4.66      (0.18)

LESS DISTRIBUTIONS
     From Net Investment Income                                       (0.05)      (0.01)           --      (0.05)
     In Excess of Net Investment Income                                  --          --         (0.02)        --
     From Net Realized Gains                                             --       (1.25)        (0.23)        --
     In Excess of Net Realized Gains                                     --       (0.06)           --         --
                                                                    -------    --------      --------    -------
TOTAL DISTRIBUTIONS                                                   (0.05)      (1.32)        (0.25)     (0.05)
                                                                    -------    --------      --------    -------
NET ASSET VALUE, END OF PERIOD                                     $  12.55    $  12.65      $  14.18    $  9.77
                                                                    =======    ========      ========    =======
Total Return                                                         - 0.4%      - 1.6%        +47.8%     - 1.8%
Net Assets, End of Period (In Thousands)                           $219,793    $257,830      $128,445    $12,723
Ratio of Expenses to Average Net Assets                                1.8%*       1.7%          1.9%       2.0%*
Ratio of Net Investment Income to Average Net Assets                   1.1%*       0.3%         (0.3%)      0.8%*
Portfolio Turnover Rate                                               58.5%      136.5%        139.9%      25.2%*



STRONG ASIA PACIFIC FUND
                                                                       1995**     1994
                                                                       ------     ----
NET ASSET VALUE, BEGINNING OF PERIOD                                $  9.35    $  10.00
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income                                             0.03        0.05
     Net Realized and Unrealized Losses on Investments                (0.03)      (0.57)
                                                                    -------    --------
TOTAL FROM INVESTMENT OPERATIONS                                         --       (0.52)

LESS DISTRIBUTIONS
     From Net Investment Income                                       (0.04)      (0.01)
     In Excess of Net Investment Income                                  --          --
     From Net Realized Gains                                             --          --
     In Excess of Net Realized Gains                                     --       (0.12)
                                                                    -------    --------
TOTAL DISTRIBUTIONS                                                   (0.04)      (0.13)
                                                                    -------    --------
Net Asset Value, End of Period                                      $  9.31    $   9.35
                                                                    =======    ========
Total Return                                                           +0.0%      - 5.3%

Net Assets, End of Period (In Thousands)                            $57,464    $ 57,724
Ratio of Expenses to Average Net Assets                                2.0%*       2.0%
Ratio of Net Investment Income to Average Net Assets                   0.8%*       0.6%
Portfolio Turnover Rate                                               54.0%      103.3%


  *  Calculated on an annualized basis.
 ** For the six months ended June 30, 1995 (Unaudited). Total return and portfolio turnover rate are not annualized.
***  Inception date is March 4, 1992. Total return is not annualized.

STRONG OPPORTUNITY FUND

                                                        1995**      1994        1993         1992        1991        1990
                                                        ------      ----        ----         ----        ----        ----
NET ASSET VALUE, BEGINNING OF PERIOD                $    27.71    $ 28.23     $ 24.70       $21.24      $16.29    $  19.21
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income                                0.12       0.13        0.06         0.06        0.21        0.63
     Net Realized and Unrealized Gains
      (Losses) on Investments                             3.80       0.76        5.10         3.62        4.93       (2.77)
                                                      --------     ------     -------      -------      ------   ---------
TOTAL FROM INVESTMENT OPERATIONS                          3.92       0.89        5.16         3.68        5.14       (2.14)

LESS DISTRIBUTIONS
     From Net Investment Income                          (0.12)     (0.13)      (0.06)       (0.06)      (0.19)      (0.74)
     From Net Realized Gains                             (0.18)     (1.28)      (1.57)       (0.16)         --       (0.04)
     From Capital                                           --         --          --           --          --          --
                                                      --------     ------     -------      -------      ------   ---------
TOTAL DISTRIBUTIONS                                      (0.30)     (1.41)      (1.63)       (0.22)      (0.19)      (0.78)
                                                      --------     ------     -------      -------      ------   ---------
NET ASSET VALUE, END OF PERIOD                      $    31.33    $ 27.71    $  28.23     $  24.70      $21.24    $  16.29
                                                     =========    =======   =========     ========     =======    ========
Total Return                                            +14.4%      +3.2%      +21.2%       +17.4%      +31.7%      -11.3%

Net Assets, End of Period (In Thousands)            $1,089,763   $805,700    $443,503     $193,208   $ 159,667    $131,919
Ratio of Expenses to Average Net Assets                   1.4%*      1.4%        1.4%         1.5%        1.7%        1.7%
Ratio of Net Investment Income to Average Net Assets      0.9%*      0.5%        0.2%         0.3%        1.1%        3.3%
Portfolio Turnover Rate                                  69.3%      59.2%      109.1%       138.5%      270.5%      275.0%

<CAPTION
                                                           1989        1988       1987        1986
                                                           ----        ----       ----        ----
Net Asset Value, Beginning of Period                   $   16.90     $ 15.87    $ 15.99    $  10.00
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income                                  0.84        1.35       0.27        0.05
     Net Realized and Unrealized Gains
      (Losses) on Investments                               2.31        1.23       1.65        5.94
                                                        --------      -------   -------     -------
TOTAL FROM INVESTMENT OPERATIONS                            3.15        2.58       1.92        5.99

LESS DISTRIBUTIONS
     From Net Investment Income                            (0.68)      (1.37)     (0.24)         --
     From Net Realized Gains                               (0.16)         --      (1.80)         --
     From Capital                                             --       (0.18)        --          --
                                                        --------     -------    -------     -------
TOTAL DISTRIBUTIONS                                        (0.84)      (1.55)     (2.04)         --
                                                        --------     -------    -------     -------
NET ASSET VALUE, END OF PERIOD                          $  19.21     $ 16.90   $  15.87     $ 15.99
                                                        ========     =======   ========     =======
Total Return                                              +18.5%      +16.5%     +11.9%      +59.9%
Net Assets, End of Period (In Thousands)                $205,043    $157,353   $153,573     $43,632
Ratio of Expenses to Average Net Assets                     1.6%        1.6%       1.5%        1.7%
Ratio of Net Investment Income to Average Net Assets        4.3%        7.4%       1.7%        0.7%
Portfolio Turnover Rate                                   305.6%      352.4%     371.2%      170.2%



STRONG DISCOVERY FUND                                   1995**        1994       1993        1992        1991      1990
                                                        ------        ----       ----        ----        ----      ----
NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.67    $   18.05    $  16.01    $ 17.49      $12.51    $  13.18
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income (Loss)                        (0.02)        0.16       (0.01)     (0.06)          --        0.27
     Net Realized and Unrealized Gains
       (Losses) on Investments                            2.63        (1.17)       3.48       0.23        8.41       (0.63)
                                                      --------     --------   ---------    -------      ------    --------
TOTAL FROM INVESTMENT OPERATIONS                          2.61        (1.01)       3.47       0.17        8.41       (0.36)

LESS DISTRIBUTIONS
     From Net Investment Income                            --         (0.11)         --         --          --       (0.31)
     In Excess of Net Investment Income                    --         (0.58)      (0.45)        --          --          --
     From Net Realized Gains                               --         (0.68)      (0.98)     (1.65)(1)   (3.43)(2)      --
                                                      --------     --------   ---------    -------      ------    --------
TOTAL DISTRIBUTIONS                                        --         (1.37)      (1.43)     (1.65)      (3.43)      (0.31)
                                                      --------     --------   ---------    -------      ------    --------
NET ASSET VALUE, END OF PERIOD                        $  18.28     $  15.67   $   18.05    $ 16.01   $   17.49    $  12.51
                                                      ========     ========   =========   ========   =========    ========
Total Return                                            +16.7%       - 5.7%      +22.2%      +1.9%      +67.6%      - 2.7%

Net Assets, End of Period (In Thousands)              $461,505     $388,410    $301,789   $193,276   $ 162,499     $56,260
Ratio of Expenses to Average Net Assets                   1.5%*        1.5%        1.5%       1.5%        1.6%        1.9%
Ratio of Net Investment Income to Average Net Assets     (0.3%)*       0.7%       (0.2%)     (0.4%)       0.0%        2.1%
Portfolio Turnover Rate                                 211.2%       606.1%      668.2%   1,258.6%    1,059.9%      493.9%



STRONG DISCOVERY FUND                                    1989          1988
                                                         ----          ----
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 11.44       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income (Loss)                         0.30          0.95
     Net Realized and Unrealized Gains
       (Losses) on Investments                            2.43          1.49
                                                       -------      --------
TOTAL FROM INVESTMENT OPERATIONS                          2.73          2.44

LESS DISTRIBUTIONS
     From Net Investment Income                          (0.28)        (0.97)
     In Excess of Net Investment Income                     --            --
     From Net Realized Gains                             (0.71)        (0.03)
                                                      --------      --------
TOTAL DISTRIBUTIONS                                      (0.99)        (1.00)
                                                      --------      --------
NET ASSET VALUE, END OF PERIOD                        $  13.18       $ 11.44
                                                      ========      ========
Total Return                                            +24.0%        +24.5%

Net Assets, End of Period (In Thousands)              $ 57,914       $13,648
Ratio of Expenses to Average Net Assets                   1.9%          2.0%
Ratio of Net Investment Income to Average Net Assets      2.4%         11.9%
Portfolio Turnover Rate                                 549.6%        441.6%



(1)  Includes $1.50 ordinary income distribution for tax purposes.
(2)  Includes $0.83 ordinary income distribution for tax purposes.
  *  Calculated on an annualized basis.
 ** For the six months ended June 30, 1995 (Unaudited). Total return and portfolio turnover rate are not annualized.

                            SHAREHOLDER PRIVILEGES*


                               TELEPHONE PURCHASE
Make additional investments into any Strong fund by calling us toll-free at 1-800-368-3863.

                               TELEPHONE EXCHANGE
If your financial goals change, you can exchange your investments between any of the Strong Funds.

                              TELEPHONE REDEMPTION
You can call toll-free to redeem your mutual fund shares at any time. Your shares will be redeemed no later than the close of the next business day.

                           AUTOMATIC INVESTMENT PLAN
This plan allows you to set up regular transfer from your bank checking or NOW account to your Strong Funds account.

                          PAYROLL DIRECT DEPOSIT PLAN
You can automatically transfer all or a portion of your net pay at each pay period. This eliminates the delay of depositing paychecks to your bank and then sending a check through the mail to Strong Funds.

                            AUTOMATIC EXCHANGE PLAN
This plan allows you to exchange money from one Strong Fund to another. For example, you may want to set up automatic exchanges from a money market fund to an equity fund.

For more information about these privileges, call us at 1-800-368-3863.

To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Please call 1-800-368-3863 if you wish to receive additional copies, free of charge.


*Each Fund reserves the right to terminate or modify any of these privileges.

                    FOR LITERATURE AND INFORMATION REQUESTS.
                              CALL 1-800-368-1030.

                       TO DISCUSS AN EXISTING ACCOUNT OR
                             CONDUCT A TRANSACTION,
                              CALL 1-800-368-3863.

       This report must be preceded or accompanied by the prospectus for the Strong Growth Funds.






                              [STRONG FUNDS LOGO]


                        STRONG FUNDS DISTRIBUTORS, INC.
                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201